Entergy Statistical Report & Investor Guide 2007

Produced by: ENTERGY INVESTOR RELATIONS

Entergy

As a corporation, Entergy seeks to unlock value by striving to continually deliver top-quartile total shareholder returns, create an accident-free workplace, be the cleanest power generator in America and contribute to a society that is healthy, productive and educated. Our aspiration to consistently deliver value to multiple stakeholders is in keeping with out strong belief in sustainable development. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in electronic form, with Excel spreadsheets, on our Web site at entergy.com/investor_relations, in order to facilitate easier access and analysis.

Entergy Investor Relations

ENTERGY CORPORATION is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second–largest nuclear generator in the United States. Entergy delivers electricity to 2.7 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has annual revenues of more than $11 billion and approximately 14,300 employees.

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2007 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

In this report and from time to time, Entergy makes statements as a reporting company concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “intends,” “plans,” “predicts,” “estimates,” and similar expressions are intended to identify forward-looking statements but are not the only means to identify these statements. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Any forward-looking statement is based on information current as of the date of this report and speaks only as of the date on which such statement is made. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed or incorporated by reference in Entergy’s 2007 Annual Report on Form 10-K under (i) Item 1A. Risk Factors, (ii) Management’s Financial Discussion and Analysis, and (b) the following factors (in addition to others described elsewhere in this report and in subsequent securities filings):

•

resolution of pending and future rate cases and negotiations, including various performance-based rate discussions and implementation of Texas restructuring legislation, and other regulatory proceedings, including those related to Entergy’s System Agreement, Entergy’s utility supply plan, recovery of storm costs, and recovery of fuel and purchased power costs

•

changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the operations of the independent coordinator of transmission that includes Entergy’s utility service territory, and the application of more stringent transmission reliability requirements or market power criteria by the FERC

•

changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those in the Non-Utility Nuclear business

•	resolution of pending or future applications for license extensions or modifications of nuclear generating facilities

•	the performance of Entergy’s generating plants, and particularly the capacity factors at its nuclear generating facilities

•	Entergy’s ability to develop and execute on a point of view regarding future prices of electricity, natural gas, and other energy-related commodities

•

prices for power generated by Entergy’s unregulated generating facilities, the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Non-Utility Nuclear plants, and the prices and availability of fuel and power Entergy must purchase for its utility customers, and Entergy’s ability to meet credit support requirements for fuel and power supply contracts

•	volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

•	changes in law resulting from federal energy legislation

•	changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances

•	uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel and nuclear waste storage and disposal

•

variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration

•	Entergy’s and its subsidiaries’ ability to manage their operation and maintenance costs

•	Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

•	the economic climate, and particularly growth in Entergy’s service territory

•	the effects of Entergy’s strategies to reduce tax payments

•

changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions

•	actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies’ ratings criteria

•	changes in inflation and interest rates

•	the effect of litigation and government investigations

•	advances in technology

•	the potential effects of threatened or actual terrorism and war

•	Entergy’s ability to attract and retain talented management and directors

•	changes in accounting standards and corporate governance

•

and the following transactional factors (in addition to others described elsewhere in this and in subsequent securities filings): (i) risks inherent in the contemplated Non-Utility Nuclear spin-off, joint venture and related transactions (including the level of debt incurred by the spun-off company and the terms and costs related thereto); (ii) legislative and regulatory actions; and (iii) conditions of the capital markets during the periods covered by the forward- looking statements. Entergy Corporation cannot provide any assurances that the spin-off or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The transaction is subject to certain conditions precedent, including regulatory approvals and the final approval by the Board.

FINANCIAL MEASURES

Financial performance measures shown in this report include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. This report includes non-GAAP measures of operational earnings, operational return on average invested capital, operational return on average common or members’ equity, operational net margin, operational price to earnings ratio and operational common dividend payout ratio, as well as gross liquidity, net debt to net capital, net debt to net capital with off-balance sheet liabilities, pro forma financial results reflecting reconsolidation of Entergy New Orleans, Inc., and pro forma financial results and financial measures (average common equity, return on average common equity, debt to capital ratio, cash flow interest coverage) reflecting the jurisdictional separation of Entergy Gulf States, Inc. into Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc., when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 9, 11, and 55-73.

ENTERGY AT A GLANCE

CORPORATE STRUCTURE

CORPORATE PROFILE

Entergy Corporation is a Fortune 500 integrated energy company engaged primarily in electric power production and retail distribution operations.

•	Approximately 30,000 MW electric generating capacity

•	2nd-largest U.S. nuclear generator

•	2.7 million utility customers

•	More than $11 billion annual revenues

•	Approximately 14,300 employees

•	97 electric generating units operated

BUSINESS SEGMENTS

Entergy’s five year results in this report are presented in three business segments:

•	Utility

•	Entergy Nuclear (non-utility nuclear business)

•	Energy Commodity Services

Entergy Nuclear and Energy Commodity Services are referred to as Entergy’s Competitive Businesses.

Entergy-Koch, LP sold Entergy-Koch Trading and Gulf South Pipeline in the fourth quarter of 2004, and Entergy-Koch is no longer an operating entity.

BUSINESS SEGMENTS (CONTINUED)

UTILITY

Entergy’s utility companies generate, transmit, distribute, and sell electric power, and operate a small natural gas distribution business.

•	Six electric utilities with 2.7 million customers

•	Four states – Arkansas, Louisiana, Mississippi, Texas

•	22,000 MW generating capacity

•	Two gas utilities with 178,000 customers

ENTERGY ARKANSAS, INC. (EAI)

Entergy Arkansas generates, transmits, distributes, and sells electric power to 684,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES LOUISIANA, L.L.C. (EGSL)(b)

Entergy Gulf States Louisiana generates, transmits, distributes, and sells electric power to 371,000 retail customers in portions of Louisiana. Entergy Gulf States Louisiana also provides natural gas utility service to 92,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, LLC (ELL)

Entergy Louisiana generates, transmits, distributes, and sells electric power to 655,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)

Entergy Mississippi generates, transmits, distributes, and sells electric power to 432,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)(a)

Entergy New Orleans generates, transmits, distributes, and sells electric power to 132,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to 86,000 customers in the City of New Orleans.

ENTERGY TEXAS, INC. (ETI)(b)

Entergy Texas generates, transmits, distributes, and sells electric power to 394,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)

System Energy owns and leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans.

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russelville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

(a)

On September 23, 2005, Entergy New Orleans filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code to protect its customers and ensure continued progress in restoring power and gas service to New Orleans after Hurricane Katrina. As a result of the bankruptcy filing, Entergy discontinued the consolidation of Entergy New Orleans retroactive to January 1, 2005. Entergy New Orleans emerged from Chapter 11 bankruptcy effective May 8, 2007, pursuant to the Confirmation Order from the Bankruptcy Court confirming Entergy New Orleans’ Plan of Reorganization. With confirmation of the plan of reorganization, Entergy reconsolidated Entergy New Orleans in the second quarter 2007, retroactive to January 1, 2007.

(b)

Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc.

ENTERGY NUCLEAR

Entergy’s non-utility nuclear business owns and operates six nuclear units in the northern United States. This business is primarily focused on selling power produced by those plants to wholesale customers. This business also provides operations and management services to nuclear power plants owned by other utilities in the United States.

•	Six units in northern U.S.

•	Pilgrim Nuclear Station in Plymouth, Massachusetts

•	James A. FitzPatrick in Oswego, New York

•	Indian Point Units 2 and 3 in Westchester County, New York

•	Vermont Yankee in Vernon, Vermont

•	Palisades Nuclear Energy Plant in South Haven, Michigan (acquired April 2007)

•	4,998 MW owned generating capacity

•	800 MW under management services contract

•	Cooper Nuclear Station located near Brownville, Nebraska

•	Contracts (ongoing and completed) with other nuclear owners to manage decommissioning for 2 plants and license renewal (in partnership with Areva) for 3 plants

ENEXUS ENERGY CORPORATION/EQUAGEN, L.L.C.

In November 2007, Entergy’s Board of Directors approved a plan to pursue a separation of the Non-Utility Nuclear business from Entergy through a tax-free spin-off of Non-Utility Nuclear to Entergy shareholders. Enexus will be a new, separate, and publicly-traded company. In addition, under the plan, Enexus and Entergy are expected to enter into a nuclear services business joint venture, EquaGen, with 50% ownership by Enexus and 50% ownership by Entergy.

Entergy expects that Enexus’ business will be substantially comprised of Non-Utility Nuclear’s assets, including its six nuclear units, and Non-Utility Nuclear’s power marketing operation. Entergy’s remaining business will primarily be comprised of the Utility business. EquaGen is expected to operate the nuclear assets owned by Enexus. EquaGen is also expected to offer nuclear services to third parties, including decommissioning, plant relicensing, and plant operations for the Cooper Nuclear Station and others.

Entergy is targeting around the end of the third quarter of 2008 as the effective date for the spin-off and nuclear services business joint venture transactions to be completed.

ENERGY COMMODITY SERVICES

The energy commodity services business includes Entergy-Koch and Entergy’s Non-Nuclear Wholesale Assets business. Entergy-Koch engaged in two major businesses: energy commodity marketing and trading through Entergy-Koch Trading, and gas transportation and storage through Gulf South Pipeline. Entergy-Koch sold both of these businesses in the fourth quarter of 2004, and Entergy-Koch is no longer an operating entity.

NON-NUCLEAR WHOLESALE ASSETS BUSINESS

Entergy’s Non-Nuclear Wholesale Assets business sells to wholesale customers the electric power produced by power plants that it owns or controls (1,578 net MW generating capacity) while it focuses on improving performance and exploring sales or restructuring opportunities for its power plants. Such opportunities are evaluated consistent with Entergy’s market-based point of view.

EXECUTIVE PROFILES

WAYNE LEONARD – CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chairman and chief executive officer on August 1, 2006 after serving as chief executive officer since January 1, 1999. Leonard joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. Under Leonard, Entergy has achieved the highest total shareholder return in the industry over the last nine years. In 2007, for the sixth consecutive year, Entergy was named to the Dow Jones Sustainability Index-World and the only U.S. company in the electricity sector listed. In 2005 and 2002, Entergy was honored to receive the electric power industry’s highest honor, the Edison Award, from the Edison Electric Institute. The Platts Global Energy Awards named Leonard 2003 CEO of the Year and Leonard has been a CEO of the Year finalist for the past seven consecutive years. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

RICHARD SMITH – PRESIDENT AND CHIEF OPERATING OFFICER

Rick Smith became president and chief operating officer of Entergy Corporation in April 2007. He is responsible for oversight of Entergy Nuclear and Entergy Operations. Smith was previously group president, utility operations (January 2002). Smith joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources, Inc., a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault became executive vice president and chief financial officer in February 2004. He was previously vice president of corporate development and strategic planning. Denault joined Entergy in March 1999 as vice president, corporate development. Denault assumed responsibility for the areas of strategic planning, the Office of the Chief Risk Officer, and strategic pricing and transmission services in 2002. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

GARY TAYLOR – GROUP PRESIDENT, UTILITY OPERATIONS

Gary Taylor became group president, utility operations in April 2007. He is responsible for the regulated utility financial results, along with operational results of electric and natural gas distribution and customer service. In addition, Taylor oversees utility regulatory support and regulated retail activities. He joined Entergy in March 2000 as chief operating officer of Entergy’s Nuclear South region and became chief executive officer of Entergy’s nuclear business in April 2003. Prior to joining Entergy, Taylor had been vice president of nuclear operations at South Carolina Electric & Gas Company, a subsidiary of SCANA Corporation, since 1995.

MICHAEL KANSLER – PRESIDENT AND CHIEF NUCLEAR OFFICER, ENTERGY NUCLEAR

Mike Kansler became president and chief nuclear officer of Entergy Nuclear in April 2007. He is responsible for all of Entergy’s nuclear plants located throughout New York, Massachusetts, Vermont, Michigan, Louisiana, Mississippi and Arkansas, as well as the company’s management of the Cooper Nuclear Station for the State of Nebraska. Kansler was previously president of Entergy Nuclear Northeast (January 2003) and chief operating officer of Entergy Nuclear Northeast (January 2000). Kansler joined Entergy in 1998 as vice president of operations support, overseeing consolidated support functions for all five of Entergy’s regulated nuclear power units. Prior to joining Entergy, Kansler spent more than 20 years at Virginia Power (now Dominion Resources).

CURT HÉBERT – EXECUTIVE VICE PRESIDENT, EXTERNAL AFFAIRS

Curt Hébert joined Entergy as executive vice president, external affairs in September 2001 after a lengthy career as a government energy regulator at both the federal and state levels. His responsibilities include supervision of the company’s system and federal government relations, system regulatory affairs, external and internal communications, and corporate contribution functions. Prior to joining Entergy, Hébert was chairman of the Federal Energy Regulatory Commission. During Hébert’s four years of service as a member and later chairman, FERC was active in the restructuring of the electric utility and natural gas pipeline industries to promote competition.

MARK SAVOFF – EXECUTIVE VICE PRESIDENT, OPERATIONS

Mark Savoff joined Entergy as executive vice president, operations in December 2003. He is responsible for the business operations of fossil generation, transmission operations, system safety and environment, supply chain, system planning, and performance management. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business and led the turnaround of GE’s global nuclear services business. He also served as president, Reuter-Stokes, a GE subsidiary.

UTILITY OPERATING COMPANY PRESIDENTS

RENAE CONLEY – PRESIDENT & CEO, ENTERGY LOUISIANA AND ENTERGY GULF STATES LOUISIANA

Renae Conley became president and CEO of Entergy Louisiana and Entergy Gulf States Louisiana in mid-2000. She is responsible for the Louisiana utilities’ electric and gas distribution systems, customer service, economic development, regulatory and governmental affairs. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of The Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Conley also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services. At Cinergy, Conley was also general manager of corporate communications and investor relations.

JOE DOMINO – PRESIDENT & CEO, ENTERGY TEXAS

Joe Domino became president and CEO of Entergy Texas in 1998. He is responsible for Entergy Texas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, he served as director of Entergy’s distribution operations in Texas and Southwest Louisiana. Domino joined Gulf States Utilities in 1970 as a planning engineer and was appointed director of Southern Region fossil plants in 1994.

HUGH McDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald became president and CEO of Entergy Arkansas in spring 2000. He is responsible for Entergy Arkansas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to becoming Entergy Arkansas’ president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana/Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993. During Entergy’s merger with Gulf States Utilities, McDonald served as the special projects director for the functional integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager for Entergy Mississippi and director of regulatory affairs, Entergy Texas.

CAROLYN SHANKS – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Carolyn Shanks became president and CEO of Entergy Mississippi in July 1999. She is responsible for Entergy Mississippi’s electric distribution system, customer service, economic development, regulatory and governmental affairs. Shanks joined Entergy in 1983 as an accountant with Entergy Mississippi and later transferred to System Energy Resources, Inc., the subsidiary responsible for the operations of Grand Gulf Nuclear Station. In 1994, she was named director of business services for Entergy Operations, Inc., the subsidiary that manages Entergy’s five nuclear power plants in its retail electric service area. Shanks became vice president, finance and administration of Entergy Nuclear in February 1997.

ROD WEST – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Rod West became president and CEO of Entergy New Orleans on January 1, 2007. He is responsible for Entergy New Orleans’ electric distribution system, customer service, economic development, regulatory and governmental affairs. West was previously director of Entergy New Orleans’ metro distribution operations. West’s primary responsibility during 2006 was restoring New Orleans’ electric distribution system after the devastation brought by Hurricane Katrina. Prior to joining Entergy in April 1999 as senior regulatory counsel, West was senior attorney in the New Orleans office of Vial, Hamilton, Koch and Knox, L.L.P, having previously spent five years with the New Orleans-based firm of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.

CONSOLIDATED SELECTED DATA

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

	2007	2006(a)	2005(a)	2004	2003
	(In millions, except percentages, per share amounts, and ratios)
GAAP MEASURES
Operating Revenues	$11,484	$10,932	$10,106	$9,686	$9,033
As-Reported Earnings	$1,135	$1,133	$898	$910	$927
As-Reported Earnings Per Share	$5.60	$5.36	$4.19	$3.93	$4.01
Shares of Common Stock Outstanding:
End of Year	193.1	202.7	207.5	216.8	228.9
Weighted Average – Diluted	202.8	211.5	214.4	231.2	231.1
Return on Average Invested Capital – As-Reported	8.3%	8.5%	7.2%	7.3%	7.4%
Return on Average Common Equity – As-Reported	14.1%	14.2%	11.2%	10.7%	11.2%
Net Cash Flow Provided by Operating Activities	$2,560	$3,448	$1,468	$2,929	$2,006
Year-End Closing Market Price Per Share of Common Stock	$119.52	$92.32	$68.65	$67.59	$57.13
Book Value Per Share at End of Year	$40.71	$40.45	$37.31	$38.25	$38.02
Market Value of Equity at End of Year	$23,082	$18,710	$14,247	$14,655	$13,077
Price to Earnings Ratio – As-Reported	21.34	17.24	16.39	17.18	14.25
Common Dividend Paid Per Share	$2.58	$2.16	$2.16	$1.89	$1.60
Common Dividend Payout Ratio – As-Reported	46%	40%	52%	48%	40%
NON-GAAP MEASURES
Operational Earnings	$1,167	$998	$943	$880	$982
Operational Earnings Per Share	$5.76	$4.72	$4.40	$3.80	$4.25
Special Items Per Share	$(0.16)	$0.64	$(0.21)	$0.13	$(0.24)
Return on Average Invested Capital – Operational	8.5%	7.7%	7.5%	7.1%	7.7%
Return on Average Common Equity – Operational	14.5%	12.5%	11.8%	10.4%	11.9%
Price to Earnings Ratio – Operational	20.75	19.56	15.61	17.77	13.45
Common Dividend Payout Ratio – Operational	45%	46%	49%	50%	38%

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY ELECTRIC OPERATING DATA(a)

	2007	2006	2005	2004	2003
Retail Kilowatt-Hour Sales (millions)	102,013	100,422	99,865	102,225	99,968
Peak Demand (megawatts)	22,001	20,887	21,391	21,174	20,162
Retail Customers – Year End (thousands)	2,668	2,595	2,629	2,662	2,631

(a)	Includes Entergy New Orleans, Inc.

EMPLOYEES

	2007	2006	2005	2004	2003
Total Employees – Year End	14,322	13,814	14,136	14,425	14,773

OWNED AND LEASED CAPABILITY (MW)(a)

	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Entergy	Entergy Nuclear	Non- Nuclear Wholesale(c)	Total
Gas/Oil	1,371	2,623	4,814	2,887	760	2,273	—	—	1,317	16,045
Coal	1,198	360	—	420	—	266	—	—	181	2,425
Total Fossil	2,569	2,983	4,814	3,307	760	2,539	—	—	1,498	18,470
Nuclear	1,838	970	1,157	—	—	—	1,141	4,998	—	10,104
Other(b)	67	—	—	—	—	—	—	—	80	147
Total	4,474	3,953	5,971	3,307	760	2,539	1,141	4,998	1,578	28,721

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	Other includes Hydro and Wind.

(c)	Reflects nameplate rating of generating unit.

CONSOLIDATED SELECTED DATA

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2007					2006(a)					YTD % CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	212.2	267.6	461.2	193.9	1,134.8	193.6	281.8	388.9	268.3	1,132.6	0.2
Return on Average Invested Capital – As-Reported (%)*	8.4	8.2	8.6	8.3	8.3	7.3	7.3	7.5	8.5	8.5	(2.4)
Return on Average Common Equity – As-Reported (%)*	14.5	14.2	14.6	14.1	14.1	11.5	11.3	11.6	14.2	14.2	(0.7)
Net Margin – As-Reported (%)*	10.2	10.0	10.7	9.9	9.9	8.7	8.5	8.6	10.4	10.4	(4.8)
Cash Flow Interest Coverage (# times)*	6.1	5.8	5.3	5.0	5.0	5.0	5.2	6.0	7.2	7.2	(30.6)
Revolver Capacity ($ millions)	2,170	1,650	1,804	1,730	1,730	2,718	2,710	3,095	2,770	2,770	(37.5)
Total Debt ($ millions)	10,100	10,936	11,194	11,123	11,123	9,329	9,402	9,054	9,356	9,356	18.9
Debt to Capital Ratio (%)	55.2	57.3	57.3	57.6	57.6	52.1	52.4	50.4	52.3	52.3	10.1
Off-Balance Sheet Liabilities ($ millions)	668	664	662	658	658	732	671	668	665	665	(1.1)
NON-GAAP MEASURES
Operational Earnings ($ millions)	212.2	267.6	461.2	225.9	1,166.9	190.2	258.0	382.6	166.9	997.7	17.0
Return on Average Invested Capital – Operational (%)*	7.7	7.6	8.1	8.5	8.5	7.5	7.4	7.5	7.7	7.7	10.4
Return on Average Common Equity – Operational (%)*	12.8	12.9	13.4	14.5	14.5	12.0	11.5	11.6	12.5	12.5	16.0
Net Margin – Operational (%)*	9.0	9.1	9.8	10.2	10.2	9.1	8.6	8.6	9.1	9.1	12.1
Total Gross Liquidity ($ millions)	3,270	2,970	3,271	3,003	3,003	3,470	3,439	3,840	3,786	3,786	(21.2)
Net Debt to Net Capital Ratio (%)	52.3	54.1	53.9	54.7	54.7	50.0	50.4	48.3	49.4	49.4	10.7
Net Debt Ratio Including Off-Balance Sheet Liabilities (%)	54.1	55.8	55.5	56.2	56.2	52.1	52.2	50.2	51.3	51.3	9.7

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

*	Trailing twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2007	2006(a)	2005(a)	2004	2003
GAAP MEASURES
As-Reported Earnings ($ millions)	1,135	1,133	898	910	927
Return on Average Invested Capital – As-Reported (%)	8.3	8.5	7.2	7.3	7.4
Return on Average Common Equity – As-Reported (%)	14.1	14.2	11.2	10.7	11.2
Net Margin – As-Reported (%)	9.9	10.4	8.9	9.4	10.3
Cash Flow Interest Coverage (# times)	5.0	7.2	4.0	7.1	5.1
Revolver Capacity ($ millions)	1,730	2,770	2,545	1,490	1,553
Total Debt ($ millions)	11,123	9,356	9,288	7,807	8,182
Debt to Capital Ratio (%)	57.6	52.3	53.1	47.4	47.5
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	135	146	214	173	414
Leases – Entergy’s Share	523	519	564	596	501
Total	658	665	778	769	915
NON-GAAP MEASURES
Operational Earnings ($ millions)	1,167	998	943	880	982
Return on Average Invested Capital – Operational (%)	8.5	7.7	7.5	7.1	7.7
Return on Average Common Equity – Operational (%)	14.5	12.5	11.8	10.4	11.9
Net Margin – Operational (%)	10.2	9.1	9.3	9.1	10.9
Total Gross Liquidity ($ millions)	3,003	3,786	3,128	2,110	2,060
Net Debt to Net Capital Ratio (%)	54.7	49.4	51.5	45.3	45.9
Net Debt Ratio Including Off-Balance Sheet Liabilities (%)	56.2	51.3	53.7	47.9	48.7

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2007					2006					YTD CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($/share)
AS-REPORTED
Utility/Parent/Other	0.44	0.59	1.52	0.12	2.67	0.54	1.00	1.35	1.08	3.97	(1.30)
Competitive Businesses
Entergy Nuclear	0.62	0.54	0.80	0.70	2.66	0.39	0.30	0.50	0.27	1.46	1.20
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.03)	0.19	(0.02)	0.14	0.27	(0.01)	0.03	(0.02)	(0.08)	(0.07)	0.34
Total Energy Commodity Services	(0.03)	0.19	(0.02)	0.14	0.27	(0.01)	0.03	(0.02)	(0.08)	(0.07)	0.34
Total Competitive Businesses	0.59	0.73	0.78	0.84	2.93	0.38	0.33	0.48	0.19	1.39	1.54
Consolidated As-reported Earnings	1.03	1.32	2.30	0.96	5.60	0.92	1.33	1.83	1.27	5.36	0.24
LESS SPECIAL ITEMS
Utility/Parent/Other	—	—	—	(0.07)	(0.07)	0.02	0.11	0.03	0.61	0.77	(0.84)
Competitive Businesses
Entergy Nuclear	—	—	—	(0.09)	(0.09)	—	—	—	—	—	(0.09)
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	—	—	—	—	—	—	—	(0.13)	(0.13)	0.13
Total Energy Commodity Services	—	—	—	—	—	—	—	—	(0.13)	(0.13)	0.13
Total Competitive Businesses	—	—	—	(0.09)	(0.09)	—	—	—	(0.13)	(0.13)	0.04
Total Special Items	—	—	—	(0.16)	(0.16)	0.02	0.11	0.03	0.48	0.64	(0.80)
OPERATIONAL
Utility/Parent/Other	0.44	0.59	1.52	0.19	2.74	0.52	0.89	1.32	0.47	3.20	(0.46)
Competitive Businesses
Entergy Nuclear	0.62	0.54	0.80	0.79	2.75	0.39	0.30	0.50	0.27	1.46	1.29
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.03)	0.19	(0.02)	0.14	0.27	(0.01)	0.03	(0.02)	0.05	0.06	0.21
Total Energy Commodity Services	(0.03)	0.19	(0.02)	0.14	0.27	(0.01)	0.03	(0.02)	0.05	0.06	0.21
Total Competitive Businesses	0.59	0.73	0.78	0.93	3.02	0.38	0.33	0.48	0.32	1.52	1.50
Consolidated Operational Earnings	1.03	1.32	2.30	1.12	5.76	0.90	1.22	1.80	0.79	4.72	1.04
Weather Impact	(0.02)	0.01	0.06	0.06	0.11	(0.06)	0.07	0.06	—	0.07	0.04
SHARES OF COMMON STOCK OUTSTANDING (in millions)
End of Period	197.8	196.1	194.3	193.1	193.1	207.9	208.1	208.6	202.7	202.7	(9.6)
Weighted Average - Diluted	206.1	203.4	200.5	200.9	202.8	211.4	211.6	212.4	210.6	211.5	(8.7)

Totals may not foot due to rounding and accretion from share repurchase program.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2007					2006					YTD CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($/share)
UTILITY/PARENT/OTHER SPECIAL ITEMS
Nuclear alignment	—	—	—	(0.07)	(0.07)	—	—	—	—	—	(0.07)
ENOI results	—	—	—	—	—	0.03	0.05	0.03	(0.09)	0.02	(0.02)
Entergy-Koch, LP gain	—	—	—	—	—	—	—	—	0.26	0.26	(0.26)
Restructuring-Entergy-Koch, LP distribution	—	—	—	—	—	—	—	—	0.49	0.49	(0.49)
Retail business discontinued operations	—	—	—	—	—	(0.01)	0.06	—	(0.05)	—	—
Total	—	—	—	(0.07)	(0.07)	0.02	0.11	0.03	0.61	0.77	(0.84)
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Nuclear alignment	—	—	—	(0.09)	(0.09)	—	—	—	—	—	(0.09)
Energy Commodity Services
Non-Nuclear Wholesale Assets
Write-off of tax capital losses	—	—	—	—	—	—	—	—	(0.13)	(0.13)	0.13
Total	—	—	—	(0.09)	(0.09)	—	—	—	(0.13)	(0.13)	0.04
TOTAL SPECIAL ITEMS	—	—	—	(0.16)	(0.16)	0.02	0.11	0.03	0.48	0.64	(0.80)

	2007					2006					YTD CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($ millions)
UTILITY/PARENT/OTHER SPECIAL ITEMS
Nuclear alignment	—	—	—	(13.6)	(13.6)	—	—	—	—	—	(13.6)
ENOI results	—	—	—	—	—	5.6	10.7	7.3	(19.6)	4.1	(4.1)
Entergy-Koch, LP gain	—	—	—	—	—	—	—	—	55.0	55.0	(55.0)
Restructuring-Entergy-Koch, LP distribution	—	—	—	—	—	—	—	—	104.0	104.0	(104.0)
Retail business discontinued operations	—	—	—	—	—	(2.2)	13.1	(1.0)	(10.3)	(0.5)	0.5
Total	—	—	—	(13.6)	(13.6)	3.4	23.8	6.3	129.1	162.6	(176.2)
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear	—	—	—	—	—	—	—	—	—	—	—
Nuclear alignment	—	—	—	(18.4)	(18.4)	—	—	—	—	—	(18.4)
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	—	—	—	—	—	—	—	—	—	—
Write-off of tax capital losses	—	—	—	—	—	—	—	—	(27.7)	(27.7)	27.7
Total	—	—	—	(18.4)	(18.4)	—	—	—	(27.7)	(27.7)	9.3
TOTAL SPECIAL ITEMS	—	—	—	(32.0)	(32.0)	3.4	23.8	6.3	101.4	134.9	(166.9)

Totals may not foot due to rounding and accretion from share repurchase program.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2007	2006	2005	2004	2003
	($/share)
AS-REPORTED
Utility/Parent/Other	2.67	3.97	2.82	2.86	1.93
Competitive Businesses
Entergy Nuclear	2.66	1.46	1.32	1.06	1.30
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.27	(0.07)	0.05	0.23	(0.10)
Entergy-Koch Trading	—	—	—	(0.35)	0.80
Gulf South Pipeline	—	—	—	0.13	0.08
Total Energy Commodity Services	0.27	(0.07)	0.05	0.01	0.78
Total Competitive Businesses	2.93	1.39	1.37	1.07	2.08
Consolidated As-reported Earnings	5.60	5.36	4.19	3.93	4.01
LESS SPECIAL ITEMS
Utility/Parent/Other	(0.07)	0.77	(0.21)	0.07	(0.69)
Competitive Businesses
Entergy Nuclear	(0.09)	—	—	—	0.45
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	(0.13)	—	0.28	—
Entergy-Koch Trading	—	—	—	(0.35)	—
Gulf South Pipeline	—	—	—	0.13	—
Total Energy Commodity Services	—	(0.13)	—	0.06	—
Total Competitive Businesses	(0.09)	(0.13)	—	0.06	0.45
Total Special Items	(0.16)	0.64	(0.21)	0.13	(0.24)
OPERATIONAL
Utility/Parent/Other	2.74	3.20	3.03	2.79	2.62
Competitive Businesses
Entergy Nuclear	2.75	1.46	1.32	1.06	0.85
Energy Commodity Services
Non-Nuclear Wholesale Assets	0.27	0.06	0.05	(0.05)	(0.10)
Entergy-Koch Trading	—	—	—	—	0.80
Gulf South Pipeline	—	—	—	—	0.08
Total Energy Commodity Services	0.27	0.06	0.05	(0.05)	0.78
Total Competitive Businesses	3.02	1.52	1.37	1.01	1.63
Consolidated Operational Earnings	5.76	4.72	4.40	3.80	4.25
Weather Impact	0.11	0.07	0.10	(0.11)	(0.05)

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2007	2006	2005	2004	2003
	($/share)
UTILITY/PARENT/OTHER SPECIAL ITEMS
Nuclear alignment	(0.07)	—	—	—	—
ENOI results	—	0.02	—	—	—
Entergy-Koch, LP gain	—	0.26	—	—	—
Restructuring – Entergy-Koch, LP distribution	—	0.49	—	—	—
Retail business impairment reserve	—	—	(0.12)	—	—
Retail business discontinued operations	—	—	(0.09)	—	—
Tax benefits – Entergy-Koch investment	—	—	—	0.07	—
River Bend loss provision	—	—	—	—	(0.29)
SFAS 143 implementation	—	—	—	—	(0.09)
Voluntary severance plan	—	—	—	—	(0.31)
Total	(0.07)	0.77	(0.21)	0.07	(0.69)
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Nuclear alignment	(0.09)	—	—	—	—
SFAS 143 implementation	—	—	—	—	0.67
Voluntary severance plan	—	—	—	—	(0.22)
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	—	(0.13)	—	—	—
Entergy-Koch Trading earnings	—	—	—	(0.35)	—
Gulf South Pipeline earnings	—	—	—	0.13	—
Tax benefits on restructuring	—	—	—	0.41	—
Asset impairment reserve	—	—	—	(0.15)	—
Reduction in asset sale reserves	—	—	—	0.02	—
Gain (loss) on disposition of assets	—	—	—	—	—
Total	(0.09)	(0.13)	—	0.06	0.45
TOTAL SPECIAL ITEMS	(0.16)	0.64	(0.21)	0.13	(0.24)

	2007	2006	2005	2004	2003
	($ millions)
UTILITY/PARENT/OTHER SPECIAL ITEMS
Nuclear alignment	(13.6)	—	—	—	—
ENOI results	—	4.1	—	—	—
Entergy-Koch, LP gain	—	55.0	—	—	—
Restructuring – Entergy-Koch, LP distribution	—	104.0	—	—	—
Retail business impairment reserve	—	—	(25.8)	—	—
Retail business discontinued operations	—	(0.5)	(18.9)	—	—
Tax benefits – Entergy-Koch investment	—	—	—	16.7	—
River Bend loss provision	—	—	—	—	(65.6)
SFAS 143 implementation	—	—	—	—	(21.3)
Voluntary severance plan	—	—	—	—	(71.0)
Total	(13.6)	162.6	(44.7)	16.7	(157.9)
COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Nuclear alignment	(18.4)	—	—	—	—
SFAS 143 implementation	—	—	—	—	154.4
Voluntary severance plan	—	—	—	—	(51.8)
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	—	(27.7)	—	—	—
Entergy-Koch Trading earnings	—	—	—	(79.4)	—
Gulf South Pipeline earnings	—	—	—	29.3	—
Tax benefits on restructuring	—	—	—	93.6	—
Asset impairment reserve	—	—	—	(35.8)	—
Reduction in asset sale reserves	—	—	—	5.6	—
Gain (loss) on disposition of assets	—	—	—	—	0.7
Total	(18.4)	(27.7)	—	13.3	103.3
TOTAL SPECIAL ITEMS	(32.0)	134.9	(44.7)	30.0	(54.6)

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

UTILITY/PARENT/OTHER SPECIAL ITEMS	Main Earnings Category
Nuclear alignment	Operating expenses: Other operation and maintenance
ENOI results	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Entergy-Koch, LP gain	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Restructuring – Entergy-Koch, LP distribution	Income taxes
Retail business impairment reserve	Discontinued operations
Retail business discontinued operations	Discontinued operations
Tax benefits – Entergy-Koch investment	Income taxes
River Bend loss provision	Other income: miscellaneous-net
SFAS 143 implementation	Cumulative effect of accounting changes
Voluntary severance plan	Operating expenses: Other operation and maintenance

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
Nuclear alignment	Operating expenses: Other operation and maintenance
SFAS 143 implementation	Cumulative effect of accounting changes
Voluntary severance plan	Operating expenses: Other operation and maintenance
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	Income taxes
Entergy-Koch Trading earnings	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Gulf South Pipeline earnings	Other income: equity in earnings (loss) of unconsolidated equity affiliates
Tax benefits on restructuring	Income taxes
Asset impairment reserve	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Reduction in asset sale reserves	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges
Gain (loss) on disposition of assets	Operating expenses: Provision for turbine commitments, asset impairments and restructuring charges

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME

	2007	2006(a)	2005(a)	2004	2003
	In thousands, except share data, for the years ended December 31,
OPERATING REVENUES:
Electric	$9,046,301	$9,063,135	$8,446,830	$7,932,577	$7,397,175
Natural gas	206,073	84,230	77,660	208,499	186,176
Competitive businesses	2,232,024	1,784,793	1,581,757	1,544,445	1,449,363
Total	11,484,398	10,932,158	10,106,247	9,685,521	9,032,714
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,934,833	3,144,073	2,176,015	2,488,208	1,987,217
Purchased power	1,986,950	2,138,237	2,521,247	1,701,610	1,579,057
Nuclear refueling outage expenses	180,971	169,567	162,653	166,072	159,995
Provision for turbine commitments, asset impairments, and restructuring charges	—	—	—	55,000	(7,743)
Other operation and maintenance	2,649,654	2,335,364	2,122,206	2,268,332	2,423,951
Decommissioning	167,898	145,884	143,121	149,529	146,100
Taxes other than income taxes	489,058	428,561	382,521	403,635	402,571
Depreciation and amortization	963,712	887,792	856,377	893,574	849,771
Other regulatory charges (credits) – net	54,954	(122,680)	(49,882)	(90,611)	(13,761)
Total	9,428,030	9,126,798	8,314,258	8,035,349	7,527,158
OPERATING INCOME	2,056,368	1,805,360	1,791,989	1,650,172	1,505,556
OTHER INCOME:
Allowance for equity funds used during construction	42,742	39,894	45,736	39,582	42,710
Interest and dividend income	233,997	198,835	150,479	109,635	87,334
Equity in earnings (loss) of unconsolidated equity affiliates	3,176	93,744	985	(78,727)	271,647
Miscellaneous – net	(24,860)	16,114	14,251	55,509	(76,376)
Total	255,055	348,587	211,451	125,999	325,315
INTEREST AND OTHER CHARGES:
Interest on long-term debt	506,089	498,451	440,334	463,384	485,964
Other interest – net	155,995	75,502	64,646	40,133	52,868
Allowance for borrowed funds used during construction	(25,032)	(23,931)	(29,376)	(25,741)	(33,191)
Preferred dividend requirements and other	25,105	27,783	25,427	23,525	23,524
Total	662,157	577,805	501,031	501,301	529,165
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	1,649,266	1,576,142	1,502,409	1,274,870	1,301,706
Income taxes	514,417	443,044	559,284	365,305	497,433
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	1,134,849	1,133,098	943,125	909,565	804,273
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense (benefit) of $67, $(24,051), $603, $(7,359) respectively)	—	(496)	(44,794)	(41)	(14,404)
CUMULATIVE EFFECT OF ACCOUNTING CHANGES (net of income taxes of $89,925 in 2003)	—	—	—	—	137,074
CONSOLIDATED NET INCOME	$1,134,849	$1,132,602	$898,331	$909,524	$926,943
Basic earnings (loss) per average common share:
Continuing operations	$5.77	$5.46	$4.49	$4.01	$3.55
Discontinued operations	—	—	$(0.21)	—	$(0.06)
Cumulative effect of accounting changes	—	—	—	—	$0.60
Basic earnings (loss) per average common share	$5.77	$5.46	$4.27	$4.01	$4.09
Diluted earnings (loss) per average common share:
Continuing operations	$5.60	$5.36	$4.40	$3.93	$3.48
Discontinued operations	—	—	$(0.21)	—	$(0.06)
Cumulative effect of accounting changes	—	—	—	—	$0.59
Diluted earnings (loss) per average common share	$5.60	$5.36	$4.19	$3.93	$4.01
Dividends declared per common share	$2.58	$2.16	$2.16	$1.89	$1.60
Average number of common shares outstanding:
Basic	196,572,945	207,456,838	210,141,887	226,863,758	226,804,370
Diluted	202,780,283	211,452,455	214,441,362	231,193,686	231,146,040

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain	prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2007 CONSOLIDATING INCOME STATEMENT (unaudited)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, except share data, for the year ended December 31, 2007.
OPERATING REVENUES:
Electric	$9,049,002	$—	$(2,701)	$9,046,301
Natural gas	206,073	—	—	206,073
Competitive businesses	29,571	2,225,311	(22,857)	2,232,024
Total	9,284,646	2,225,311	(25,558)	11,484,398
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,633,086	301,746	—	2,934,833
Purchased power	1,949,200	62,376	(24,626)	1,986,950
Nuclear refueling outage expenses	75,087	105,885	—	180,971
Other operation and maintenance	1,844,774	806,268	(1,388)	2,649,654
Decommissioning	89,220	78,678	—	167,898
Taxes other than income taxes	409,704	79,355	—	489,058
Depreciation and amortization	856,577	107,135	—	963,712
Other regulatory charges – net	54,954	—	—	54,954
Total	7,912,602	1,541,443	(26,014)	9,428,030
OPERATING INCOME	1,372,044	683,868	456	2,056,368
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	42,742	—	—	42,742
Interest and dividend income	176,657	139,241	(81,900)	233,997
Equity in earnings of unconsolidated equity affiliates	1,205	1,971	—	3,176
Miscellaneous – net	(9,020)	(15,384)	(456)	(24,860)
Total	211,584	125,828	(82,356)	255,055
INTEREST AND OTHER CHARGES:
Interest on long-term debt	501,274	4,815	—	506,089
Other interest – net	183,708	54,188	(81,900)	155,995
Allowance for borrowed funds used during construction	(25,032)	—	—	(25,032)
Preferred dividend requirements and other	21,685	3,420	—	25,105
Total	681,635	62,423	(81,900)	662,157
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	901,993	747,273	—	1,649,266
Income taxes	361,096	153,321	—	514,417
INCOME FROM CONTINUING OPERATIONS	540,897	593,952	—	1,134,849
CONSOLIDATED NET INCOME	$540,897	$593,952	$—	$1,134,849
Earnings Per Average Common Share:
Basic	$2.75	$3.02	—	$5.77
Diluted	$2.67	$2.93	—	$5.60

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2007	2006(a)	2005(a)	2004	2003
	In thousands, as of December 31,
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$145,925	$117,379	$221,773	$79,136	$115,112
Temporary cash investments - at cost, which approximates market	1,127,076	898,773	361,047	540,650	392,013
Special deposits	—	—	—	—	308
Total cash and cash equivalents	1,273,001	1,016,152	582,820	619,786	507,433
Other temporary investments	—	—	—	187,950	234,800
Notes receivable - Entergy New Orleans DIP loan	—	51,934	90,000	—	—
Notes receivable	161	699	3,227	3,092	1,730
Accounts receivable:
Customer	610,724	552,376	763,993	565,027	511,902
Allowance for doubtful accounts	(25,789)	(19,348)	(30,805)	(23,758)	(25,976)
Other	303,060	345,400	324,876	212,453	133,013
Accrued unbilled revenues	288,076	249,165	477,570	460,039	384,860
Total accounts receivable	1,176,071	1,127,593	1,535,634	1,213,761	1,003,799
Deferred fuel costs	—	—	543,927	55,069	245,973
Accumulated deferred income taxes	38,117	11,680	—	76,899	—
Fuel inventory - at average cost	208,584	193,098	206,195	127,251	110,482
Materials and supplies - at average cost	692,376	604,998	610,932	569,407	548,921
Deferred nuclear refueling outage costs	172,936	147,521	164,152	129,718	138,836
System agreement cost equalization	268,000	—	—	—	—
Prepayments and other	129,001	171,759	325,795	116,279	127,270
Total	3,958,247	3,325,434	4,062,682	3,099,212	2,919,244
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	78,992	229,089	296,784	231,779	1,053,328
Decommissioning trust funds	3,307,636	2,858,523	2,606,765	2,453,406	2,278,533
Non-utility property - at cost (less accumulated depreciation)	220,204	212,726	228,833	219,717	262,384
Other	82,563	47,115	81,535	90,992	152,681
Total	3,689,395	3,347,453	3,213,917	2,995,894	3,746,926
PROPERTY, PLANT AND EQUIPMENT:
Electric	32,959,022	30,713,284	29,161,027	29,053,340	28,035,899
Property under capital lease	740,095	730,182	727,565	738,554	751,815
Natural gas	300,767	92,787	86,794	262,787	236,622
Construction work in progress	1,054,833	786,147	1,524,085	1,197,551	1,380,982
Nuclear fuel under capital lease	361,502	336,017	271,615	262,469	278,683
Nuclear fuel	665,620	494,759	436,646	320,813	234,421
Total property, plant and equipment	36,081,839	33,153,176	32,207,732	31,835,514	30,918,422
Less - accumulated depreciation and amortization	15,107,569	13,715,099	13,010,687	13,139,883	12,619,625
Property, plant and equipment - net	20,974,270	19,438,077	19,197,045	18,695,631	18,298,797
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	595,743	740,110	735,221	746,413	830,539
Other regulatory assets	2,971,399	2,768,352	2,133,724	1,429,261	1,398,323
Deferred fuel costs	168,122	168,122	120,489	30,842	—
Long-term receivables	7,714	19,349	25,572	39,417	20,886
Goodwill	377,172	377,172	377,172	377,172	377,172
Other	900,940	898,662	991,835	918,871	935,501
Total	5,021,090	4,971,767	4,384,013	3,541,976	3,562,421
TOTAL ASSETS	$33,643,002	$31,082,731	$30,857,657	$28,332,713	$28,527,388

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2007	2006(a)	2005(a)	2004	2003
	In thousands, as of December 31,
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$996,757	$181,576	$103,517	$492,564	$524,372
Notes payable	25,037	25,039	40,041	193	351
Accounts payable	1,031,300	1,122,596	1,655,787	896,528	796,572
Customer deposits	291,171	248,031	222,206	222,320	199,620
Taxes accrued	—	187,324	188,159	224,011	224,926
Accumulated deferred income taxes	—	—	143,409	—	22,963
Nuclear refueling outage costs	—	—	—	—	8,238
Interest accrued	187,968	160,831	154,855	144,478	139,603
Deferred fuel costs	54,947	73,031	—	—	—
Obligations under capital leases	152,615	153,246	130,882	133,847	159,978
Pension and other postretirement liabilities	34,795	41,912	—	—	—
System agreement cost equalization	268,000	—	—	—	—
Other	214,164	271,544	473,510	218,442	145,453
Total	3,256,754	2,465,130	3,112,366	2,332,383	2,222,076
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	6,379,679	5,820,700	5,282,759	5,070,912	4,779,513
Accumulated deferred investment tax credits	343,539	358,550	376,550	399,228	420,248
Obligations under capital leases	220,438	188,033	175,005	146,060	153,898
Other regulatory liabilities	490,323	449,237	408,667	329,767	291,239
Decommissioning and asset retirement cost liabilities	2,489,061	2,023,846	1,923,971	2,066,277	2,215,490
Transition to competition	—	79,098	79,101	79,101	79,098
Accumulated provisions	133,406	88,902	144,880	549,914	506,960
Pension and other postretirement liabilities	1,361,326	1,410,433	1,118,964	—	—
Long-term debt	9,728,135	8,798,087	8,824,493	7,016,831	7,322,940
Preferred stock with sinking fund	—	10,500	13,950	17,400	20,852
Other	1,066,508	847,415	1,202,706	1,657,273	1,477,079
Total	22,212,415	20,074,801	19,551,046	17,332,763	17,267,317
Commitments and Contingencies
Preferred stock without sinking fund	311,162	344,913	445,974	365,356	334,337
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2007, 2006, 2005, 2004 and 2003	2,482	2,482	2,482	2,482	2,482
Paid-in capital	4,850,769	4,827,265	4,817,637	4,835,375	4,767,615
Retained earnings	6,735,965	6,113,042	5,433,931	4,989,826	4,502,508
Accumulated other comprehensive income (loss)	8,320	(100,512)	(343,819)	(93,453)	(7,795)
Less – treasury stock, at cost (55,053,847 shares in 2007; 45,506,311 shares in 2006; 40,644,602 shares in 2005; 31,345,028 shares in 2004; 19,276,445 shares in 2003)	3,734,865	2,644,390	2,161,960	1,432,019	561,152
Total	7,862,671	8,197,887	7,748,271	8,302,211	8,703,658
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$33,643,002	$31,082,731	$30,857,657	$28,332,713	$28,527,388

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2007 CONSOLIDATING BALANCE SHEET (unaudited)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2007.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$139,856	$6,069	$—	$145,925
Temporary cash investments - at cost, which approximates market	679,590	447,486	—	1,127,076
Total cash and cash equivalents	819,446	453,555	—	1,273,001
Notes receivable	291,101	419,993	(710,933)	161
Accounts receivable:
Customer	413,284	197,440	—	610,724
Allowance for doubtful accounts	(25,789)	—	—	(25,789)
Associated companies	53,543	84,473	(138,016)	—
Other	267,732	35,328	—	303,060
Accrued unbilled revenues	288,076	—	—	288,076
Total accounts receivable	996,846	317,241	(138,016)	1,176,071
Accumulated deferred income taxes	38,117	—	—	38,117
Fuel inventory - at average cost	205,146	3,438	—	208,584
Materials and supplies - at average cost	454,517	237,859	—	692,376
Deferred nuclear refueling outage costs	43,498	129,438	—	172,936
System agreement cost equalization	268,000	—	—	268,000
Prepayments and other	100,458	28,543	—	129,001
Total	3,217,129	1,590,067	(848,949)	3,958,247
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	7,521,097	94,103	(7,536,208)	78,992
Decommissioning trust funds	1,370,035	1,937,601	—	3,307,636
Non-utility property - at cost (less accumulated depreciation)	216,640	3,564	—	220,204
Other	80,700	7,251	(5,388)	82,563
Total	9,188,472	2,042,519	(7,541,596)	3,689,395
PROPERTY, PLANT AND EQUIPMENT:
Electric	29,613,366	3,346,428	(772)	32,959,022
Property under capital lease	740,095	—	—	740,095
Natural gas	300,767	—	—	300,767
Construction work in progress	861,523	193,310	—	1,054,833
Nuclear fuel under capital lease	361,502	—	—	361,502
Nuclear fuel	154,713	510,907	—	665,620
Total property, plant and equipment	32,031,966	4,050,645	(772)	36,081,839
Less - accumulated depreciation and amortization	14,659,224	448,345	—	15,107,569
Property, plant and equipment - net	17,372,742	3,602,300	(772)	20,974,270
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset - net	595,743	—	—	595,743
Other regulatory assets	2,971,399	—	—	2,971,399
Deferred fuel costs	168,122	—	—	168,122
Long-term receivables	7,714	—	—	7,714
Goodwill	374,099	3,073	—	377,172
Other	794,177	758,729	(651,966)	900,940
Total	4,911,254	761,802	(651,966)	5,021,090
TOTAL ASSETS	$34,689,597	$7,996,688	$(9,043,283)	$33,643,002

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2007 CONSOLIDATING BALANCE SHEET (unaudited)

	Utility/ Parent/ Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2007.
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$968,701	$28,056	$—	$996,757
Notes payable:
Associated companies	399,978	310,955	(710,933)	—
Other	25,037	—	—	25,037
Accounts payable:
Associated companies	95,943	38,762	(134,705)	—
Other	802,604	228,696	—	1,031,300
Customer deposits	291,171	—	—	291,171
Interest accrued	185,794	2,174	—	187,968
Deferred fuel costs	54,947	—	—	54,947
Obligations under capital leases	152,615	—	—	152,615
Pension and other postretirement liabilities	31,182	3,613	—	34,795
System agreement cost equalization	268,000	—	—	268,000
Other	68,675	145,489	—	214,164
Total	3,344,647	757,745	(845,638)	3,256,754
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,825,015	554,664	—	6,379,679
Accumulated deferred investment tax credits	343,539	—	—	343,539
Obligations under capital leases	220,438	—	—	220,438
Other regulatory liabilities	490,323	—	—	490,323
Decommissioning and asset retirement cost liabilities	1,346,422	1,142,639	—	2,489,061
Accumulated provisions	124,483	8,923	—	133,406
Pension and other postretirement liabilities	1,047,745	313,581	—	1,361,326
Long-term debt	9,522,791	283,172	(77,828)	9,728,135
Other	1,250,738	400,436	(584,666)	1,066,508
Total	20,171,494	2,703,415	(662,494)	22,212,415
Commitments and Contingencies
Preferred stock without sinking fund	280,612	422,482	(391,932)	311,162
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2007	2,228,351	1,068,639	(3,294,508)	2,482
Paid-in capital	6,696,890	2,071,257	(3,917,378)	4,850,769
Retained earnings	5,907,673	923,567	(95,275)	6,735,965
Accumulated other comprehensive income (loss)	(85,205)	92,899	626	8,320
Less – treasury stock, at cost (55,053,847 shares in 2007)	3,854,865	43,316	(163,316)	3,734,865
Total	10,892,844	4,113,046	(7,143,219)	7,862,671
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,689,597	$7,996,688	$(9,043,283)	$33,643,002
Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2007	2006(a)	2005(a)	2004	2003
	In thousands, for the years ended December 31,
OPERATING ACTIVITIES:
Consolidated net income	$1,134,849	$1,132,602	$898,331	$909,524	$926,943
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(15,574)	36,352	(82,033)	33,533	13,090
Other regulatory charges (credits) - net	54,954	(122,680)	(49,882)	(90,611)	(13,761)
Depreciation, amortization, and decommissioning	1,131,610	1,035,153	1,001,852	1,045,122	996,603
Deferred income taxes, investment tax credits, and non-current taxes accrued	476,241	738,643	487,804	352,094	1,189,531
Cumulative effect of accounting changes	—	—	—	—	(137,074)
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	(3,176)	4,436	4,315	608,141	(176,036)
Provisions for asset impairments and restructuring charges	—	—	39,767	55,000	(7,743)
Changes in working capital:
Receivables	(62,646)	408,042	(367,351)	(210,419)	(140,612)
Fuel inventory	(10,445)	13,097	(83,125)	(16,769)	(14,015)
Accounts payable	(103,048)	(83,884)	303,194	95,306	(60,164)
Taxes accrued	(187,324)	(835)	(33,306)	(1,581)	(882,446)
Interest accrued	11,785	5,975	15,133	5,269	(35,837)
Deferred fuel	912	582,947	(236,801)	213,627	(33,874)
Other working capital accounts	(73,269)	64,479	(45,653)	41,008	16,809
Provision for estimated losses and reserves	(59,292)	39,822	(3,704)	(18,041)	196,619
Changes in other regulatory assets	254,736	(127,305)	(311,934)	48,626	22,671
Other	9,457	(279,005)	(68,799)	(140,510)	145,116
Net cash flow provided by operating activities	2,559,770	3,447,839	1,467,808	2,929,319	2,005,820
INVESTING ACTIVITIES:
Construction/capital expenditures	(1,578,030)	(1,633,268)	(1,458,086)	(1,410,610)	(1,568,943)
Allowance for equity funds used during construction	42,742	39,894	45,736	39,582	42,710
Nuclear fuel purchases	(408,732)	(326,248)	(314,414)	(238,170)	(224,308)
Proceeds from sale/leaseback of nuclear fuel	169,066	135,190	184,403	109,988	150,135
Proceeds from sale of assets and businesses	13,063	77,159	—	75,430	25,987
Payment for purchase of plant	(336,211)	(88,199)	(162,075)	—	—
Insurance proceeds received for property damages	83,104	18,828	—	—	—
Investment in non-utility properties	—	—	—	(6,420)	(71,438)
Decrease (increase) in other investments	41,720	(6,353)	9,905	383,498	172,187
Purchases of other temporary investments	—	—	(1,591,025)	(1,629,500)	(613,464)
Liquidation of other temporary investments	—	—	1,778,975	1,676,350	378,664
Proceeds from nuclear decommissioning trust fund sales	1,583,584	777,584	944,253	679,466	729,440
Investment in nuclear decommissioning trust funds	(1,708,764)	(884,123)	(1,039,824)	(769,273)	(820,958)
Other regulatory investments	—	(38,037)	(390,456)	(53,566)	(156,446)
Other	—	—	—	—	(11,496)
Net cash flow used in investing activities	(2,098,458)	(1,927,573)	(1,992,608)	(1,143,225)	(1,967,930)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	2,866,136	1,837,713	4,302,570	3,653,478	4,596,189
Preferred stock	10,000	73,354	127,995	—	—
Common stock and treasury stock	78,830	70,455	106,068	170,237	217,521
Retirement of long-term debt	(1,369,945)	(1,804,373)	(2,689,206)	(4,022,548)	(5,284,917)
Repurchase of common stock	(1,215,578)	(584,193)	(878,188)	(1,017,996)	(8,135)
Redemption of preferred stock	(57,827)	(183,881)	(33,719)	(3,450)	(3,450)
Changes in credit line borrowings - net	—	(15,000)	39,850	(154)	—
Dividends paid:
Common stock	(507,327)	(448,954)	(453,508)	(427,901)	(362,814)
Preferred stock	(25,875)	(28,848)	(25,472)	(23,525)	(23,524)
Net cash flow provided by (used in) financing activities	(221,586)	(1,083,727)	496,390	(1,671,859)	(869,130)
Effect of exchange rates on cash and cash equivalents	30	(3,207)	(602)	(1,882)	3,345
Net increase (decrease) in cash and cash equivalents	239,756	433,332	(29,012)	112,353	(827,895)
Cash and cash equivalents at beginning of period	1,016,152	582,820	619,786	507,433	1,335,328
Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	17,093	—	—	—	—
Effect of the deconsolidation of Entergy New Orleans on cash and cash equivalents	—	—	(7,954)	—	—
Cash and cash equivalents at end of period	$1,273,001	$1,016,152	$582,820	$619,786	$507,433

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2007	2006(a)	2005(a)	2004	2003
	In thousands, for the years ended December 31,
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$611,197	$514,189	$461,345	$477,768	$552,017
Income taxes	$376,808	$(147,435)	$116,072	$28,241	$188,709

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

CASH FLOW INFORMATION BY BUSINESS

	Utility/ Parent/ Other	Entergy Nuclear	Energy Commodity Services	Consolidated
	For the years ended December 31, 2007, 2006, 2005, 2004, and 2003. ($ thousands)
2007
Net cash flow provided by (used in) operating activities	1,721,098	879,940	(41,268)	2,559,770
Net cash flow provided by (used in) investing activities	(1,254,302)	(883,397)	39,241	(2,098,458)
Net cash flow provided by (used in) financing activities	(260,080)	47,705	(9,211)	(221,586)
2006(a)
Net cash flow provided by (used in) operating activities	2,708,871	833,318	(94,350)	3,447,839
Net cash flow provided by (used in) investing activities	(1,487,005)	(450,219)	9,651	(1,927,573)
Net cash flow provided by (used in) financing activities	(959,555)	(211,544)	87,372	(1,083,727)
2005(a)
Net cash flow provided by (used in) operating activities	934,562	551,263	(18,017)	1,467,808
Net cash flow provided by (used in) investing activities	(1,673,600)	(368,497)	49,489	(1,992,608)
Net cash flow provided by (used in) financing activities	640,489	(110,482)	(33,617)	496,390
2004
Net cash flow provided by operating activities	2,034,882	414,518	479,919	2,929,319
Net cash flow provided by (used in) investing activities	(1,005,814)	(386,023)	248,612	(1,143,225)
Net cash flow used in financing activities	(909,431)	(37,894)	(724,534)	(1,671,859)
2003
Net cash flow provided by (used in) operating activities	1,934,587	182,524	(111,291)	2,005,820
Net cash flow used in investing activities	(1,704,897)	(184,913)	(78,120)	(1,967,930)
Net cash flow provided by (used in) financing activities	(1,028,623)	(6,672)	166,165	(869,130)

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE INCOME, AND PAID-IN CAPITAL

	2007		2006		2005		2004		2003
	In thousands, for the years ended December 31,
RETAINED EARNINGS
Retained Earnings – Beginning of period	$6,113,042		$5,433,931		$4,989,826		$4,502,508		$3,938,693
Add: Consolidated net income	1,134,849	$1,134,849	1,132,602	$1,132,602	898,331	$898,331	909,524	$909,524	926,943	$926,943
Adjustment for change in accounting method	(4,600)		—		—		5,524		—
Total	1,130,249		1,132,602		898,331		915,048		926,943
Deduct:
Dividends declared on common stock	507,326		448,572		453,657		427,740		362,941
Capital stock and other expenses	—		4,919		569		(10)		187
Total	507,326		453,491		454,226		427,730		363,128
Retained Earnings – End of period	$6,735,965		$6,113,042		$5,433,931		$4,989,826		$4,502,508
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Net of taxes)
Balance at beginning of period:
Accumulated derivative instrument fair value changes	$(105,578)		$(392,614)		$(141,411)		$(25,811)		$17,313
Other accumulated comprehensive income (loss) items	5,066		48,795		47,958		18,016		(39,673)
Total	(100,512)		(343,819)		(93,453)		(7,795)		(22,360)
Net derivative instrument fair value changes arising during the period (net of tax expense (benefit) of $57,185, $187,462, $(159,236), $(74,082), and $(27,862))	93,038	93,038	287,036	287,036	(251,203)	(251,203)	(115,600)	(115,600)	(43,124)	(43,124)
Foreign currency translation (net of tax expense (benefit) of $(16), $1,122, $211, $659, and $1,459)	(30)	(30)	3,207	3,207	602	602	1,882	1,882	4,169	4,169
Minimum pension liability (net of tax expense (benefit) of $(5,911) $(9,176), $1,875, and $503)	—	—	(7,759)	(7,759)	(15,773)	(15,773)	2,762	2,762	1,153	1,153
Pension and other postretirement liabilities (net of tax expense (benefit) of $29,994 and $(92,419))	(1,236)	(1,236)	(75,805)	—	—	—	—	—	—	—
Net unrealized investment gains (net of tax expense of $23,562, $28,428, $10,573, $16,599, and $33,422)	17,060	17,060	36,628	36,628	16,008	16,008	25,298	25,298	52,367	52,367
Balance at end of period:
Accumulated derivative instrument fair value changes	(12,540)		(105,578)		(392,614)		(141,411)		(25,811)
Other accumulated comprehensive income (loss) items	20,860		5,066		48,795		47,958		18,016
Total	$8,320		$(100,512)		$(343,819)		$(93,453)		$(7,795)
Comprehensive Income		$1,243,681		$1,451,714		$647,965		$823,866		$941,508
PAID-IN CAPITAL
Paid-in Capital – Beginning of period	$4,827,265		$4,817,637		$4,835,375		$4,767,615		$4,666,753
Add (Deduct):
Issuance of equity units	—		—		(39,904)		—		—
Common stock issuances related to stock plans	23,504		9,628		22,166		67,760		100,862
Paid-in Capital – End of period	$4,850,769		$4,827,265		$4,817,637		$4,835,375		$4,767,615

Certain prior year data has been reclassified to conform with current year presentation.

CONSOLIDATED FINANCIAL RESULTS

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

	2007	2006	2005	2004	2003
	($ millions)
Utility/Parent/Other
Entergy New Orleans	94	76	58	51	66
All others	1,554	1,398	1,458	1,115	1,201
Entergy Nuclear	258	303	161	243	281
Energy Commodity Services	8	21	1	8	92
Total Historical Capital Expenditures	1,914	1,798	1,678	1,417	1,640

Certain prior year data has been reclassified to conform with current year presentation.

PLANNED CAPITAL EXPENDITURES

	2008	2009	2010
	($ millions)
Maintenance Capital:
Utility/Parent/Other	866	807	811
Entergy Nuclear	78	78	78
Total Maintenance Capital	944	885	889
Other Capital Commitments:
Utility/Parent/Other	1,033	846	675
Entergy Nuclear	207	189	248
Total Other Capital Commitments	1,240	1,035	923
Total Planned Capital Expenditures	2,184	1,920	1,812

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT

			Maturity Date	First Call Date	Current or First Call Price	As Of December 31,
CUSIP		Rate				2007	2006	2005
						($ millions)
	$3.5B Bank Credit Facility		08/12			2,251	820	785
	Bank Term Loan	5.43%	06/10			60	60	60
	Bank Term Loan	3.08%	11/08			—	35	35
29364GA*4	6.17% Notes	6.17%	03/08	Now	MW (T+.50%)	72	72	72
29364GB*3	6.23% Notes	6.23%	03/08	Now	MW (T+.50%)	15	15	15
29364GAC7	6.13% Notes	6.13%	09/08	Now	MW (T+.50%)	150	150	150
29364GAA1	7.75% Notes	7.75%	12/09	Now	MW (T+.50%)	267	267	267
29364GAB9	6.58% Notes	6.58%	05/10	Now	MW (T+.50%)	75	75	75
29364GB@1	6.9% Notes	6.9%	11/10	Now	MW (T+.50%)	140	140	140
29364G202,
29364G301	7.625% Notes(a)	7.625%	02/11			500	500	500
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW (T+.50%)	86	86	86
Total						3,616	2,220	2,185

(a)	In December 2005, Entergy Corporation sold 10 million equity units with a stated amount of $50 each. An equity unit consists of (1) a note, initially due February 2011 and initially bearing interest at an annual rate of 5.75% and (2) a purchase contract that obligates the holder of the equity unit to purchase for $50 between 0.5705 and 0.7074 shares of Entergy Corporation common stock on or before February 17, 2009. Entergy will pay the holders quarterly contract adjustment payments of 1.875% per year on the stated amount of $50 per equity unit. Under the terms of the purchase contracts, Entergy Corporation will issue between 5,705,000 and 7,074,000 shares of common stock in the settlement of the purchase contracts (subject to adjustment under certain circumstances).

SECURITIES RATINGS (OUTLOOK)

Corporate Credit
	Moody’s	S&P	Fitch
As of April 2008.
Entergy Corporation	Baa3 (stable)	BBB (outlook negative)	BBB-(outlook evolving)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS

	2007					2006(a)					YTD% CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
GAAP MEASURES
As-Reported Earnings ($ millions)	104.4	148.2	333.1	97.0	682.7	119.8	199.6	290.0	81.8	691.2	(1.2)
Return on Average Invested Capital – As-Reported (%)*	7.0	6.5	6.9	6.9	6.9	7.4	7.3	7.1	7.2	7.2	(4.2)
Return on Average Common Equity – As-Reported (%)*	10.7	9.7	10.3	10.6	10.6	11.8	11.5	11.1	11.3	11.3	(6.2)
Debt to Capital Ratio (%)	50.9	51.6	51.6	51.5	51.5	50.4	51.0	50.6	51.3	51.3	0.4
NON-GAAP MEASURES
Operational Earnings ($ millions)	104.4	148.2	333.1	110.7	696.4	114.1	188.9	282.7	101.4	687.1	1.4
Return on Average Invested Capital – Operational (%)*	7.0	6.6	7.0	7.0	7.0	7.4	7.3	7.1	7.2	7.2	(2.8)
Return on Average Common Equity – Operational (%)*	10.7	9.9	10.6	10.8	10.8	11.8	11.4	11.0	11.2	11.2	(3.6)
Net Debt to Net Capital Ratio (%)	48.5	48.2	48.2	48.5	48.5	49.0	50.0	49.6	49.1	49.1	(1.2)

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc. *Trailing twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS

	2007	2006(a)	2005(a)	2004	2003
GAAP MEASURES
As-Reported Earnings ($ millions)	682.7	691.2	659.8	643.4	469.1
Return on Average Invested Capital – As-Reported (%)	6.9	7.2	7.1	7.2	5.9
Return on Average Common Equity – As-Reported (%)	10.6	11.3	11.4	11.6	8.7
Debt to Capital Ratio (%)	51.5	51.3	51.8	51.7	54.1
NON-GAAP MEASURES
Operational Earnings ($ millions)	696.4	687.1	659.8	643.4	626.1
Return on Average Invested Capital – Operational (%)	7.0	7.2	7.1	7.2	7.1
Return on Average Common Equity – Operational (%)	10.8	11.2	11.4	11.6	11.5
Net Debt to Net Capital Ratio (%)	48.5	49.1	50.7	49.3	52.6

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY HISTORICAL CAPITAL EXPENDITURES

	2007	2006	2005	2004	2003
	($ millions)
Entergy Arkansas	305	259	317	270	335
Entergy Gulf States Louisiana(a)	335	376	371	358	349
Entergy Louisiana	322	449	551	240	258
Entergy Mississippi	157	240	164	163	189
System Energy Resources	84	34	37	32	18
Entergy New Orleans	94	76	58	51	66
Other	19	18	7	37	18
Total excluding Entergy New Orleans	1,222	1,376	1,447	1,101	1,167
Total including Entergy New Orleans	1,316	1,452	1,505	1,152	1,233

(a)	Includes Entergy Texas capital expenditures of $167, $217, and $214 for 2007, 2006, and 2005, respectively. Certain prior year data has been reclassified to conform with current year presentation.

UTILITY PLANNED CAPITAL EXPENDITURES

	2008		2009		2010
	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments
	($ millions)
Entergy Arkansas	209	372	208	91	209	57
Entergy Gulf States Louisiana	151	120	115	22	114	6
Entergy Texas	125	17	111	20	113	64
Entergy Louisiana	182	409	182	675	182	521
Entergy Mississippi	131	42	134	20	134	5
System Energy Resources	25	62	15	15	18	21
Entergy New Orleans	29	3	33	3	33	1
Other	12	8	9	—	8	—
Total	864	1,033	807	846	811	675

UTILITY SECURITIES RATINGS (OUTLOOK)

	Mortgage Bonds			Preferred Stock
	Moody’s	S&P	Fitch	Moody’s	S&P	Fitch
As of April 2008.
Entergy Arkansas, Inc.	Baal (stable)	A -(outlook neg.)	BBB+ (stable)	Bal	BB+	BBB-
Entergy Gulf States Louisiana, L.L.C.	Baa3 (positive)	BBB+ (outlook neg.)	BBB (stable)	Ba3	BB+	BB+
Entergy Texas, Inc.	n/a	n/a	n/a	n/a	n/a	n/a
Entergy Louisiana, LLC	Baal (stable)	A-(outlook neg.)	BBB+ (stable)	Bal	BB+	BBB-
Entergy Mississippi, Inc.	Baa2 (stable)	A- (outlook neg.)	BBB+ (stable)	Ba2	BB+	BBB-
Entergy New Orleans, Inc.	Baa3 (stable)	BBB+ (outlook neg.)	BBB- (stable)	Bl	BB	BB
System Energy Resources, Inc.	Baa3 (stable)	BBB+ (outlook neg.)	BBB- (stable)	—	—	—

UTILITY FINANCIAL RESULTS

2007 UTILITY/PARENT/OTHER CONSOLIDATING INCOME STATEMENT (unaudited)

	EAI	PRO FORMA(a)		ELL	EMI	ENOI	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
		EGSL(b)	ETI
	In thousands, for the year ended December 31, 2007.
OPERATING REVENUES:
Electric	$2,032,965	$2,209,566	$1,782,923	$2,737,552	$1,372,802	$557,458	$553,193	$(2,197,457)	$9,049,002
Natural gas	—	86,604	—	—	—	119,469	—	—	206,073
Competitive businesses	—	—	—	—	—	—	—	29,571	29,571
Total	2,032,965	2,296,170	1,782,923	2,737,552	1,372,802	676,927	553,193	(2,167,886)	9,284,646
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	132,830	320,668	546,413	887,749	456,346	243,470	42,798	2,812	2,633,086
Purchased power	818,549	1,107,048	777,419	814,779	414,763	198,329	—	(2,181,687)	1,949,200
Nuclear refueling outage expenses	28,511	12,212	—	17,664	—	—	16,699	1	75,087
Other operation and maintenance	458,042	369,880	179,119	427,241	202,952	114,254	118,304	(25,018)	1,844,774
Decommissioning	32,816	11,555	173	18,530	—	—	25,713	433	89,220
Taxes other than income taxes	78,449	81,874	50,617	60,293	62,516	38,439	26,242	11,274	409,704
Depreciation and amortization	228,354	140,476	68,172	178,841	79,470	32,287	122,765	6,212	856,577
Other regulatory charges (credits) – net	(29,001)	13,115	16,808	43,949	14,810	4,127	(8,854)	—	54,954
Total	1,748,550	2,056,828	1,638,721	2,449,046	1,230,857	630,906	343,667	(2,185,973)	7,912,602
OPERATING INCOME	284,415	239,342	144,202	288,506	141,945	46,021	209,526	18,087	1,372,044
OTHER INCOME:
Allowance for equity funds used during construction	11,143	8,371	3,295	11,119	3,900	1,736	3,178	—	42,742
Interest and dividend income	19,116	104,140	31,397	8,901	5,572	11,583	24,515	(28,567)	176,657
Equity in earnings (loss) of unconsolidated equity affiliates	—	—	—	—	—	—	—	1,205	1,205
Miscellaneous – net	(3,263)	2,324	(600)	(3,497)	1,011	(1,057)	382	(4,320)	(9,020)
Total	26,996	114,835	34,092	16,523	10,483	12,262	28,075	(31,682)	211,584
INTEREST AND OTHER CHARGES:
Interest on long-term debt	77,348	135,233	74,343	74,021	41,699	12,978	56,966	28,686	501,274
Other interest – net	14,392	3,038	10,907	11,708	5,321	8,519	151	129,672	183,708
Allowance for borrowed funds used during construction	(5,078)	(5,402)	(2,126)	(7,531)	(2,548)	(1,302)	(1,044)	(1)	(25,032)
Total	86,662	132,869	83,124	78,198	44,472	20,195	56,073	158,357	659,950
INCOME FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES	224,749	221,308	95,170	226,831	107,956	38,088	181,528	(171,952)	923,678
Income taxes	85,638	87,452	36,249	83,494	35,850	13,506	45,447	(26,540)	361,096
INCOME FROM CONTINUING OPERATIONS	139,111	133,856	58,921	143,337	72,106	24,582	136,081	(145,412)	562,582
CONSOLIDATED NET INCOME	139,111	133,856	58,921	143,337	72,106	24,582	136,081	(145,412)	562,582
Preferred dividend requirements and other	6,873	3,968	—	6,950	2,768	1,126	—	—	21,685
EARNINGS APPLICABLE TO COMMON STOCK/EQUITY	$132,238	$129,888	$58,921 $	136,387	$69,338	$23,456	$136,081	$(145,412)	$540,897

(a)

Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas, Inc. and Entergy Gulf States Louisiana, L.L.C. The above pro forma metrics for 2007 reflect results as if the separation had occurred on January 1, 2007.

(b)	Excludes the operations of Entergy Texas, Inc.

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2007 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)

	EAI	EGSL(a)	ETI	ELL	EMI	ENOI	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, as of December 31, 2007.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$212	$233	$10	$300	$117	$119	$406	$138,459	$139,856
Temporary cash investments – at cost, which approximates market	—	107,803	297,072	—	40,465	91,891	104,599	37,760	679,590
Total cash and cash equivalents	212	108,036	297,082	300	40,582	92,010	105,005	176,219	819,446
Notes receivable	—	—	—	—	—	—	—	291,101	291,101
Securitization recovery trust account	—	—	19,273	—	—	—	—	(19,273)	—
Accounts receivable:
Customer	85,414	62,408	61,108	96,679	62,052	45,478	—	145	413,284
Allowance for doubtful accounts	(16,649)	(979)	(918)	(1,988)	(615)	(4,639)	—	(1)	(25,789)
Associated companies	75,756	218,891	377,478	91,873	23,534	58,952	112,598	(905,539)	53,543
Other	124,111	59,059	35,048	14,186	8,234	9,928	3,921	13,245	267,732
Accrued unbilled revenues	68,240	54,021	30,974	75,860	33,535	24,842	—	604	288,076
Total accounts receivable	336,872	393,400	503,690	276,610	126,740	134,561	116,519	(891,546)	996,846
Deferred fuel costs	114,763	5,644	—	—	—	17,281	—	(137,688)	—
Accumulated deferred income taxes	—	21,938	24,507	15,229	7,686	—	—	(31,243)	38,117
Fuel inventory – at average cost	20,505	31,810	55,778	—	10,366	4,500	—	82,187	205,146
Materials and supplies – at average cost	106,165	100,161	31,454	108,959	30,167	9,007	68,613	(9)	454,517
Deferred nuclear refueling outage costs	17,623	5,155	—	7,080	—	—	13,640	—	43,498
System agreement cost equalization	268,000	—	—	—	—	—	—	—	268,000
Prepayments and other	16,511	23,533	14,756	7,820	13,701	2,539	9,225	12,373	100,458
Total	880,651	689,677	946,540	415,998	229,242	259,898	313,002	(517,879)	3,217,129
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	11,203	—	863	—	5,531	3,259	—	7,500,241	7,521,097
Decommissioning trust funds	466,348	366,062	—	221,971	—	—	315,654	—	1,370,035
Non-utility property – at cost (less accumulated depreciation)	1,442	109,517	2,030	1,488	5,140	1,016	—	96,007	216,640
Notes receivable – Entergy New Orleans DIP loan	—	—	—	9,353	7,610	—	25,560	(42,523)	—
Storm reserve escrow account	—	—	—	—	30,748	—	—	(30,748)	—
Other	5,391	17,350	16,514	4	—	5,272	—	36,169	80,700
Total	484,384	492,929	19,407	232,816	49,029	9,547	341,214	7,559,146	9,188,472
UTILITY PLANT:
Electric	6,792,825	6,132,362	2,817,681	6,550,597	2,829,065	745,426	3,273,390	472,020	29,613,366
Property under capital lease	2,436	—	—	253,387	9,116	—	475,157	(1)	740,095
Natural gas	—	98,484	—	—	—	201,870	—	413	300,767
Construction work in progress	146,651	141,528	71,519	276,974	72,753	14,144	88,296	49,658	861,523
Nuclear fuel under capital lease	124,585	110,769	—	44,532	—	—	81,616	—	361,502
Nuclear fuel	19,548	11,256	—	—	—	—	7,656	116,253	154,713
Total utility plant	7,086,045	6,494,399	2,889,200	7,125,490	2,910,934	961,440	3,926,115	638,343	32,031,966
Less – accumulated depreciation and amortization	3,112,896	3,433,131	1,043,183	3,095,473	995,902	507,537	2,101,484	369,618	14,659,224
Utility plant – net	3,973,149	3,061,268	1,846,017	4,030,017	1,915,032	453,903	1,824,631	268,725	17,372,742
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	93,557	299,023	87,531	117,322	29,868	—	93,083	(124,641)	595,743
Other regulatory assets	534,937	335,897	645,941	832,449	141,717	143,726	274,202	62,530	2,971,399
Deferred fuel costs	—	100,124	—	67,998	—	—	—	—	168,122
Long-term receivables	—	1,872	1,284	2,982	819	126	—	631	7,714
Goodwill	—	—	—	—	—	—	—	374,099	374,099
Debt assumption by Entergy Texas	—	1,079,094	—	—	—	—	—	(1,079,054)	—
Other	33,128	12,807	60,032	23,539	20,562	8,995	12,628	622,486	794,177
Total	661,622	1,828,817	794,788	1,044,290	192,966	152,847	379,913	(143,989)	4,911,254
TOTAL ASSETS	$5,999,806	$6,072,691	$3,606,752	$5,723,121	$2,386,269	$876,195	$2,858,760	$7,166,003	$34,689,597

(a)	Excludes the operations of Entergy Texas, Inc.

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2007 UTILITY/PARENT/OTHER CONSOLIDATING BALANCE SHEET (unaudited)

	EAI	EGSL(a)	ETI	ELL	EMI	ENOI	SERI	Parent/Other Eliminations	Utility/ Parent/ Other
	In thousands, as of December 31, 2007.
LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$675,000	$309,123	$—	$—	$30,000	$26,701	$(72,123)	$968,701
Notes payable:
Associated companies	—	—	—	—	—	—	—	399,978	399,978
Other	—	—	—	—	—	—	—	25,037	25,037
Accounts payable:
Associated companies	486,201	201,217	40,120	65,930	46,424	27,138	8,902	(779,989)	95,943
Other	100,246	111,579	80,917	148,651	36,104	23,366	29,182	272,559	802,604
Customer deposits	57,751	38,061	37,962	79,013	55,719	17,803	—	4,862	291,171
Taxes accrued	—	—	15,753	7,756	36,038	4,981	—	(64,528)	—
Accumulated deferred income taxes	26,964	—	—	—	—	1,754	4,494	(33,212)	—
Interest accrued	17,447	29,398	28,049	29,739	15,194	5,217	47,403	13,347	185,794
Deferred fuel costs	—	—	67,270	48,784	76,582	—	—	(137,689)	54,947
Obligations under capital leases	49,738	28,795	—	42,714	—	—	30,058	1,310	152,615
Pension and other postretirement liabilities	—	7,064	1,236	8,772	—	—	—	14,110	31,182
System agreement cost equalization	—	124,775	92,225	46,000	—	—	—	5,000	268,000
Other	10,890	9,052	5,316	18,961	8,905	9,944	—	5,607	68,675
Total	749,237	1,224,941	677,971	496,320	274,966	120,203	146,740	(345,731)	3,344,647
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,330,324	1,219,568	697,693	1,803,430	535,469	114,729	314,991	(191,189)	5,825,015
Accumulated deferred investment tax credits	55,854	95,745	25,724	86,045	9,748	2,809	65,184	2,430	343,539
Obligations under capital leases	77,283	81,974	—	1,818	7,806	—	51,558	(1)	220,438
SFAS 109 regulatory liability – net	—	—	—	—	—	73,613	—	(73,613)	—
Other regulatory liabilities	117,510	69,890	4,881	127,836	—	9,522	243,450	(82,766)	490,323
Decommissioning and asset retirement cost liabilities	505,626	204,828	3,066	257,066	4,505	2,772	368,559	—	1,346,422
Accumulated provisions	14,414	11,887	8,863	18,405	50,264	14,329	2,469	3,852	124,483
Pension and other postretirement liabilities	260,381	102,510	14,418	145,786	56,946	15,484	30,031	422,189	1,047,745
Long-term debt	1,314,525	1,674,113	1,103,863	1,147,660	695,266	273,912	773,266	2,540,186	9,522,791
Gas insurance proceeds	—	—	—	—	—	36,958	—	(36,958)	—
Other	73,739	87,468	66,019	85,214	44,243	14,640	145	879,270	1,250,738
Total	3,749,656	3,547,983	1,924,527	3,673,260	1,404,247	558,768	1,849,653	3,463,400	20,171,494
Preferred stock without sinking fund	116,350	10,000	—	100,000	50,381	19,780	—	(15,899)	280,612
Commitments and Contingencies
SHAREHOLDERS’ OR MEMBERS’ EQUITY:
Common stock or members’ equity	470	1,311,838	49,452	1,481,509	199,326	33,744	789,350	(1,637,338)	2,228,351
Paid-in capital/capital stock expense and other	588,527	—	631,994	—	(690)	36,294	—	5,440,765	6,696,890
Minority interest	—	863	—	—	—	—	—	(863)	—
Retained earnings	795,566	—	322,808	—	458,039	107,406	73,017	4,150,837	5,907,673
Accumulated other comprehensive income (loss)	—	(22,934)	—	(27,968)	—	—	—	(34,303)	(85,205)
Less – treasury stock, at cost	—	—	—	—	—	—	—	3,854,865	3,854,865
Total	1,384,563	1,289,767	1,004,254	1,453,541	656,675	177,444	862,367	4,064,233	10,892,844
TOTAL LIABILITIES AND SHAREHOLDERS’ OR MEMBERS’ EQUITY	$5,999,806	$6,072,691	$3,606,752	$5,723,121	$2,386,269	$876,195	$2,858,760	$7,166,003	$34,689,597

(a)	Excludes the operations of Entergy Texas, Inc.

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2007	2006	2005	2004	2003
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	132.2	165.6	166.9	134.4	118.2
Less Special Items ($ millions)	(5.9)	—	—	—	(28.4)
Operational Earnings ($ millions)	138.1	165.6	166.9	134.4	146.6
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	9.4	11.6	12.1	10.3	9.4
Return on Average Invested Capital – As-Reported (%)	6.5	7.6	7.6	6.6	6.2
Cash Flow Interest Coverage (# times)	5.2	7.0	7.7	7.9	5.5
Debt to Capital Ratio (%)	49.0	48.1	47.5	50.1	51.2
Total Debt ($ millions)	1,442	1,436	1,400	1,450	1,465
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,385	1,434	1,430	1,327	1,278
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	9.8	11.6	12.1	10.3	11.7
Return on Average Invested Capital – Operational (%)	6.7	7.6	7.6	6.6	7.1
Net Debt to Net Capital Ratio (%)	49.0	47.5	47.4	48.5	51.1

	2007 PRO FORMA(a)
	ENTERGY TEXAS		ENTERGY GULF STATES LOUISIANA
ENTERGY GULF STATES LOUISIANA, L.L.C.
As-Reported Earnings ($ millions)	58.9		129.9		208.0	202.3	187.8	37.9
Less Special Items ($ millions)	—		(3.6)		—	—	—	(102.4)
Operational Earnings ($ millions)	58.9		133.5		208.0	202.3	187.8	140.3
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	5.9		10.4		9.4	10.1	10.8	2.2
Return on Average Invested Capital – As-Reported (%)	4.9		6.8		6.4	6.5	6.6	3.1
Cash Flow Interest Coverage (# times)	3.0		3.9	(c)	6.5	1.5	5.3	4.4
Debt to Capital Ratio (%)	51.9	(c)	56.5	(c)	52.0	51.7	53.1	58.3
Total Debt ($ millions)	1,083	(c)	1,690	(c)	2,442	2,426	2,078	2,439
Total Preferred ($ millions)	—		10		47	47	47	47
Total Equity ($ millions)	1,004		1,290		2,206	2,224	1,785	1,695
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	7.0	(c)	10.6		9.4	10.1	10.8	8.2
Return on Average Invested Capital – Operational (%)	4.9		6.9		6.4	6.5	6.6	5.6
Net Debt to Net Capital Ratio (%)	43.9		54.9		50.1	51.4	53.0	56.2
ENTERGY LOUISIANA, LLC(b)
As-Reported Earnings ($ millions)			136.4		130.7	128.1	127.5	146.1
Less Special Items ($ millions)			(2.2)		—	—	—	(12.6)
Operational Earnings ($ millions)			138.6		130.7	128.1	127.5	158.7
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)			9.8		10.8	12.0	12.4	14.3
Return on Average Invested Capital – As-Reported (%)			7.1		7.3	7.8	8.4	8.9
Cash Flow Interest Coverage (# times)			5.6		6.1	3.1	8.3	6.0
Debt to Capital Ratio (%)			43.4		46.4	51.3	49.6	48.6
Total Debt ($ millions)			1,192		1,230	1,271	1,017	968
Total Preferred ($ millions)			100		100	100	—	—
Total Equity ($ millions)			1,454		1,318	1,105	1,033	1,022
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)			10.0		10.8	12.0	12.4	15.5
Return on Average Invested Capital – Operational (%)			7.2		7.3	7.8	8.4	9.5
Net Debt to Net Capital Ratio (%)			43.4		46.4	49.2	45.8	48.4

(a)

Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

(b)

Effective December 31, 2005, Entergy Louisiana, LLC, (ELL), a limited liability company organized under the laws of the State of Texas as part of a restructuring involving a Texas statutory merger-by-division, succeeded to all of the regulated utility operations of Entergy Louisiana, Inc. (ELI). ELL was allocated substantially all of the property and other assets of ELI, including all assets used to provide retail and wholesale electric service to ELI’s retail customers. ELL also assumed substantially all of the liabilities of ELI, including all of its debt securities and leases but excluding the outstanding preferred stock of ELI. Current and prior periods reflect metrics for ELL.

(c)	See page 69 for Pro Forma calculations.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2007	2006	2005	2004	2003
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	69.3	49.5	58.8	70.1	63.7
Less Special Items ($ millions)	—	—	—	—	(4.5)
Operational Earnings ($ millions)	69.3	49.5	58.8	70.1	68.2
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	10.9	8.3	10.6	13.3	12.8
Return on Average Invested Capital – As-Reported (%)	6.9	5.9	6.7	7.7	7.2
Cash Flow Interest Coverage (# times)	4.8	10.1	1.1	7.3	7.3
Debt to Capital Ratio (%)	49.9	54.3	52.7	54.2	56.4
Total Debt ($ millions)	704	795	695	695	730
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	657	618	573	537	514
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	10.9	8.3	10.6	13.3	13.7
Return on Average Invested Capital – Operational (%)	6.9	5.9	6.7	7.7	7.6
Net Debt to Net Capital Ratio (%)	48.4	51.9	52.6	51.1	54.1
ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	23.5	4.1	0.8	27.1	6.9
Less Special Items ($ millions)	—	—	—	—	(3.0)
Operational Earnings ($ millions)	23.5	4.1	0.8	27.1	9.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	14.2	2.7	0.5	18.9	5.3
Return on Average Invested Capital – As-Reported (%)	7.7	3.3	1.8	9.6	4.6
Cash Flow Interest Coverage (# times)	11.5	5.9	(1.9)	5.2	1.6
Debt to Capital Ratio (%)	60.6	61.9	66.4	56.9	60.1
Total Debt ($ millions)
Not Subject to Compromise ($ millions)	304	282	105	230	229
Subject to Compromise ($ millions)	—	—	230	—	—
Total Debt ($ millions)	304	282	335	230	229
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	177	154	150	154	133
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	14.2	2.7	0.5	18.9	7.6
Return on Average Invested Capital – Operational (%)	7.7	3.3	1.8	9.6	5.4
Net Debt to Net Capital Ratio (%)	51.8	60.4	62.8	56.0	59.6
SYSTEM ENERGY RESOURCES, INC.
As-Reported Earnings ($ millions)	136.1	140.3	111.6	105.9	106.0
Less Special Items ($ millions)	(1.9)	—	—	—	(6.1)
Operational Earnings ($ millions)	138.0	140.3	111.6	105.9	112.1
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	15.8	16.0	12.5	11.9	11.9
Return on Average Invested Capital – As-Reported (%)	9.8	9.9	8.1	7.7	7.9
Cash Flow Interest Coverage (# times)	4.9	3.1	5.5	7.1	2.9
Debt to Capital Ratio (%)	50.6	50.6	51.1	51.2	51.2
Total Debt ($ millions)	882	879	934	940	936
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	862	857	894	895	893
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	16.0	16.0	12.5	11.9	12.6
Return on Average Invested Capital – Operational (%)	9.9	9.9	8.1	7.7	8.2
Net Debt to Net Capital Ratio (%)	47.4	46.4	49.0	44.7	49.7

Certain prior year data has been reclassified to conform with current year presentation.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS: CUSIP				Maturity	First Call	Current or	As of December 31,
		Type*	Rate	Date	Date	First Call Price	2007	2006	2005
							(in millions)
29364DAM2	4.50% Series	M	4.50%	05/10	Now	MW (T + .25%)	100	100	100
732835AW3	6.3% Series – Pope County(c)	G(b)	6.3%	2016	Now	100%	20	20	20
472712EQ7	5.6% Series – Jefferson County	G(b)	5.6%	2017	Now	100%	—	—	46
472712ER5	4.6% Series – Jefferson County(c)	G(b)	4.6%	10/17	6/13/11	100%	55	55	—
472712DN5	6.3% Series – Jefferson County(c)	G(b)	6.3%	2018	Now	101%	—	—	9
29364DAE0	5.4% Series	M	5.4%	05/18	Now	MW (T + .25%)	150	150	150
29364DAH3	5.0% Series	M	5.0%	07/18	Now	MW (T + .25%)	115	115	115
732835BA0	6.3% Series – Pope County	G(b)	6.3%	2020	Now	100%	120	120	120
453424BP	5.0% Series – Independence County(c)	G(b)	5.0%	2021	7/1/10	100%	45	45	45
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175	175
29364D811	6.7% Series	M	6.7%	04/32	Now	100%	100	100	100
29364D795	6.0% Series	M	6.0%	11/32	Now	100%	100	100	100
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	MW (T + .25%)	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	MW (T + .25%)	60	60	60
	Total bonds						1,139	1,139	1,139
OTHER LONG-TERM DEBT:
	Long-Term United States Department of Energy Obligation(d)						177	169	161
	Unamortized Premium and Discount – Net						(2)	(2)	(2)
	Other						—	—	—
TOTAL LONG-TERM DEBT							1,315	1,306	1,298
Less Amount Due Within One Year							—	—	—
Long-Term Debt Excluding Amount Due Within One Year							$1,315	$1,306	$1,298
Fair Value of Long-Term Debt(a)							$1,101	$1,113	$1,141

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.6%	5.6%	5.7%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

(d)

Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

Totals may not foot due to rounding.

PREFERRED STOCK:			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
CUSIP		Rate	2007	2006	2005	2007	2006	2005	2007
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10	102.83
29364D704	7.32% Series	7.32%	—	—	100,000	—	—	10	—
29364D803	7.80% Series	7.80%	—	—	150,000	—	—	15	—
29364D829	7.40% Series	7.40%	—	—	200,000	—	—	20	—
29364D852	7.88% Series	7.88%	—	—	150,000	—	—	15	—
	Cumulative, $25 par value:
29364D787	6.45% Series(b)	6.45%	3,000,000	3,000,000	—	75	75	—	—
	Cumulative, $0.01 par value:
29364D837	$1.96 Series(a)		—	—	600,000	—	—	15	—
	Total without sinking fund		3,413,500	3,413,500	1,613,500	$116	$116	$116

(a)	The total dollar value represents the liquidation value of $25 per share.

(b)	Series is non-callable until April 2011; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES LOUISIANA, L.L.C.

BONDS:				Maturity	First Call	Current or	As of December 31,
CUSIP		Type*	Rate	Date	Date	First Call Price	2007	2006	2005
							(in millions)
29364LAG7	3.6% Series	M(c)	3.6%	06/08	Now	100%	325	325	325
296364LAW2	Libor + 0.75% Series	M(c)	Libor + 0.75%	12/08	Now	100%	350	350	350
29364LAN5	Libor + 0.4% Series	M(c)	Libor + 0.4%	12/09	Now	100%	219	225	225
29364LAV4	5.12% Series	M(c)	5.12%	08/10	Now	100%	100	100	100
128318BL5	5.45% Series – Calcasieu Parish	G(b,c)	5.45%	2010	Now	100%	22	22	22
730816AF9	6.75% Series – Calcasieu Parish	G(b,c)	6.75%	2012	Now	100%	48	48	48
29364LAQ5	4.875% Series	M(c)	4.875%	11/11	Now	100%	200	200	200
29364LAF9	6.0% Series	M(c)	6.0%	12/12	Now	100%	140	140	140
730816AF9	6.7% Series – Pointe Coupee Parish	G(b,c)	6.7%	2013	Now	100%	17	17	17
450877AJ	5.7% Series – Iberville Parish	G(b,c)	5.7%	2014	Now	100%	22	22	22
952789AU9,
952789AV7
29364LAS1	5.6% Series	M(c)	5.6%	12/14	Now	100%	50	50	50
29364LAU6	5.70% Series	M(c)	5.70%	06/15	Now	MW (T +. 30%)	200	200	200
952789AQ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2015	Now	100%	28	28	28
952789AW5	7.0% Series – West Feliciana Parish	G(b,c)	7.0%	2015	Now	100%	39	39	39
29364LAN2	5.25% Series	M(c)	5.25%	08/15	Now	100%	200	200	200
952789AR6	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%	20	20	20
952789BB0	6.6% Series – West Feliciana Parish	G(b,c)	6.6%	2028	Now	100%	40	40	40
29364LAL6	6.2% Series	M(c)	6.2%	07/33	Now	MW (T + .15%)	240	240	240
2936LAT9	6.18% Series	M(c)	6.18%	03/35	Now	MW (T + .30%)	85	85	85
	Total bonds						2,346	2,352	2,352
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(2)	(3)
	Other						4	9	9
TOTAL LONG-TERM DEBT							2,349	2,358	2,358
Less Amount Due Within One Year							675	—	—
Long-Term Debt Excluding Amount Due Within One Year							$1,674	$2,358	$2,358
Fair Value of Long-Term Debt(a)							$2,283	$2,324	$2,365

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.5%	5.5%	5.3%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)

Entergy Gulf States Louisiana remains primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31,2007. Under a debt assumption agreement with Entergy Gulf States Louisiana, Entergy Texas assumed 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas.

Totals may not foot due to rounding.

PREFERRED MEMBERSHIP INTERESTS: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Redemption Price Per Share as of December 31, 2007
		Rate	2007	2006	2005	2007	2006	2005
						(in millions)
Cumulative, $100 liquidation value
	8.25% Series(c)		100,000	—	—	$10	—	—	—
Authorized 6,000,000 shares, $100 par value, cumulative
	Without sinking fund:
29364L201	4.40% Series	4.40%	—	51,173	51,173	—	$5	$5	—
29364L789	4.50% Series	4.50%	—	5,830	5,830	—	1	1	—
29364L797	4.40% 1949 Series	4.40%	—	1,655	1,655	—	—	—	—
29364L805	4.20% Series	4.20%	—	9,745	9,745	—	1	1	—
29364L300	4.44% Series	4.44%	—	14,804	14,804	—	1	1	—
29364L508	5.00% Series	5.00%	—	10,993	10,993	—	1	1	—
29364L607	5.08% Series	5.08%	—	26,845	26,845	—	3	3	—
29364L409	4.52% Series	4.52%	—	10,564	10,564	—	1	1	—
29364L706	6.08% Series	6.08%	—	32,829	32,829	—	3	3	—
29364L847	7.56% Series	7.56%	—	308,830	308,830	—	31	31	—
	Total without sinking fund		100,000	473,268	473,268	$10	$47	$47
	With sinking fund:
29364L839	Adjustable Rate – A, 7.0%(b)	7.0%	—	60,000	72,000	—	6	7	—
29364L821	Adjustable Rate – B, 7.0%(b)	7.0%	—	45,000	67,500	—	4	7	—
	Total with sinking fund		—	105,000	139,500	—	$10	$14
Fair Value of Preferred Membership Interests with sinking fund(a)						—	$8	$15

(a)	Fair values were determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Represents weighted-average annualized rates for 2006 and 2005.

(c)	Series is non-callable until January 2016; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS: CUSIP		Type*		Maturity Date	First Call Date	Current or First Call Price	As of December 31,
			Rate				2007	2006	2005
							(in millions)
29364WAD0	4.67% Series	M	4.67%	06/10	Now	MW (T + .20%)	$55	$55	$55
29364WAG3	5.83% Series	M	5.83%	11/10	Now	100%	150	150	150
29364WAC2	5.09% Series	M	5.09%	9/14	Now	MW (T + .20%)	115	115	115
29364WAE8	5.56% Series	M	5.56%	09/15	Now	MW (T + .25%)	100	100	100
29364WAA6	5.5% Series	M	5.5%	04/19	Now	MW (T + .25%)	100	100	100
788050AE2	5.95% Series – St. Charles Parish(c)	G(b)	5.95%	2023	Now	101%	—	—	25
788070CD0	Auction Rate – St. Charles Parish(c)	G(b)	3.5%	2030	Now	100%	60	60	60
29364W207	7.6% Series	M	7.6%	04/32	Now	100%	150	150	150
29364WAB4	6.4% Series	M	6.4%	10/34	Now	MW (T + .25%)	70	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	MW (T + .35%)	100	100	100
	Total bonds						900	900	925
OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				248	248	248
	Unamortized Premium and Discount – Net						—	—	—
TOTAL LONG-TERM DEBT							1,148	1,148	1,172
Less Amount Due Within One Year							—	—	—
Long-Term Debt Excluding Amount Due Within One Year							$1,148	$1,148	$1,172
Fair Value of Long-Term Debt(a)							$875	$870	$935

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							6.2%	6.2%	6.2%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

Totals may not foot due to rounding.

ENTERGY LOUISIANA HOLDINGS, INC.(a)

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2007
		Rate	2007	2006	2005	2007	2006	2005
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364M407	4.96% Series	4.96%	—	—	60,000	$—	$—	$6	—
29364M209	4.16% Series	4.16%	—	—	70,000	—	—	7	—
29364M308	4.44% Series	4.44%	—	—	70,000	—	—	7	—
29364M506	5.16% Series	5.16%	—	—	75,000	—	—	8	—
29364M605	5.40% Series	5.40%	—	—	80,000	—	—	8	—
29364M704	6.44% Series	6.44%	—	—	80,000	—	—	8	—
29364M845	7.84% Series	7.84%	—	—	100,000	—	—	10	—
29364M837	7.36% Series	7.36%	—	—	100,000	—	—	10	—
	Cumulative, $25 par value:
29364M803	8.00% Series	8.00%	—	—	1,480,000	—	—	37	—
	Total without sinking fund		—	—	2,115,000	$—	$—	$101	—

(a)

On December 31, 2005, and immediately prior to the formation of Entergy Louisiana, LLC (ELL), Entergy Louisiana, Inc. (ELI) changed its state of incorporation from Louisiana and its name to Entergy Louisiana Holdings, Inc. (ELH). ELH succeeded to ELI’s rights and obligations with respect to ELI’s outstanding preferred stock. In June 2006, ELH redeemed all of its preferred stock and amended its charter to eliminate authority to issue any future series of preferred stock.

Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC

PREFERRED MEMBERSHIP INTERESTS:

			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31, 2007
CUSIP		Rate	2007	2006	2005	2007	2006	2005
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
293649208	6.95% Series (a)	6.95%	1,000,000	1,000,000	1,000,000	$100	$100	$100	—

(a)	Series is non-callable until December 2010; thereafter callabe at par.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS: CUSIP							Current or First	As of December 31,
		Type*		Rate	Maturity Date	First Call Date	Call Price	2007	2006	2005
								(in millions)
29364NAJ7	4.35% Series	M		4.35%	04/08	Now	100%	$—	$100	$100
29364NAM0	4.65% Series	M		4.65%	05/11	Now	MW (T + .30%)	80	80	80
29364NAH1	5.15% Series	M		5.15%	02/13	Now	MW (T + .20%)	100	100	100
29364NAN8	5.92% Series	M		5.92%	02/16	Now	MT (T + .30%)	100	100	—
29364NAK4	4.95% Series	M		4.95%	06/18	Now	MW (T + .25%)	95	95	95
605277AF9	4.60% Series –
	Mississippi Business Finance Corp.(c)	G	(b)	4.60%	2022	10/1/09	100%	16	16	16
453424BN2	Auction Rate – Independence County(c)	G	(b)	3.63%	2022	Now	100%	30	30	30
29364N876	6.0% Series	M		6.0%	11/32	Now	100%	75	75	75
29364N868	7.25% Series	M		7.25%	12/32	Now	100%	100	100	100
29364NAL2	6.25% Series	M		6.25%	04/34	Now	MW (T + .25%)	100	100	100
Total bonds								696	796	696
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net							(1)	(1)	(1)
TOTAL LONG-TERM DEBT								695	795	695
Less Amount Due Within One Year								—	—	—
Long-Term Debt Excluding Amount Due Within One Year								$695	$795	$695
Fair Value of Long-Term Debt(a)								$671	$779	$698

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate								5.7%	5.5%	5.4%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

(c)	The bonds are secured by a series of collateral first mortgage bonds.

Totals may not foot due to rounding.

			Shares Authorized And Outstanding As Of December 31,			As of December 31,			Call Price Per Share as of December 31, 2007
PREFERRED STOCK: CUSIP
		Rate	2007	2006	2005	2007	2006	2005
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$6	$6	$6	$103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4	107.00
29364N405	4.92% Series	4.92%	100.000	100,000	100,000	10	10	10	102.88
	Cumulative, $25 par value:
29364N850	6.25% Series(a)	6.25%	1,200,000	1,200,000	1,200,000	30	30	30	—
	Total without sinking fund		1,403,807	1,403,807	1,403,807	$50	$50	$50

(a)	Series is non-callable until August 2010; thereafter callable at par.

Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY NEW ORLEANS, INC.

BONDS: CUSIP		Type*	Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
							2007	2006	2005
							(in millions)
29364PAE3	3.875% Series	M	3.88%	08/08	Now	MW (T + .25%)	30	30	30
29364PAL7	4.98% Series	M	4.98%	07/10	Now	101%	30	30	30
29364PAF0	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)	70	70	70
29364PAD5	6.75% Series	M	6.75%	10/17	Now	100%	25	25	25
29364PAK9	5.6% Series	M	5.60%	09/24	9/1/08	100%	35	35	35
29364PAJ2	5.65% Series	M	5.65%	09/29	9/1/09	100%	40	40	40
	Total bonds						230	230	230
OTHER LONG-TERM DEBT:
Affiliated Notes Payable							74	—	—
Unamortized Premium and Discount – Net							—	—	—
TOTAL LONG-TERM DEBT(b)							304	230	230
Less Amount Due Within One Year							30	—	—
Long-Term Debt Excluding Amount Due Within One Year							$274	$230	$230
Fair Value of Long-Term Debt(a)							$220	$219	$199

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.3%	5.3%	5.3%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	The 2005 long-term debt is classified as Liabilities Subject to Compromise on the Balance Sheet.

Totals may not foot due to rounding.

PREFERRED STOCK: CUSIP			Shares Authorized and Outstanding As of December 31,			As of December 31,			Call Price Per Share as of December 31,
		Rate	2007	2006	2005	2007	2006	2005	2007
						(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$8	$8	$8	$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6	6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6	6	102.59
	Total without sinking fund		197,798	197,798	197,798	$20	$20	$20

SYSTEM ENERGY RESOURCES, INC.

BONDS: CUSIP			Rate	Maturity Date	First Call Date	Current or First Call Price	As of December 31,
		Type*					2007	2006	2005
							(in millions)
871911AQ6	4.875% Series	M	4.88%	10/07	Now	MW (T + .30%)	$—	$70	$70
	6.2% Series	M	6.20%				70	—	—
	5.875% Series –
179423AC2	Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	100%	216	216	216
	5.9% Series –
605277AC6	Mississippi Business Finance Corp.	G(b)	5.9%	2022	Now	100%	103	103	103
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026	Now	100%	90	90	90
	Total bonds						479	479	479
OTHER LONG-TERM DEBT:
Grand Gulf Lease Obligation 5.13%			5.13%				322	345	365
Unamortized Premium and Discount – Net							(1)	(1)	(1)
TOTAL LONG-TERM DEBT							800	823	843
Less Amount Due Within One Year							27	93	23
Long-Term Debt Excluding Amount Due Within One Year							$773	$730	$820
Fair Value of Long-Term Debt(a)							$481	$480	$475

* M = Mortgage; G = Governmental

Weighted-average annualized coupon rate							5.6%	5.6%	5.6%

(a)

The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY

	Operated		Owned & Leased (MW)(a)	Operated (MW)
As of December 31, 2007.	Plants	Units
Plants that use fuel type:
Gas/Oil	27	71	14,728	15,462
Coal	3	5	2,244	3,868
Petroleum Coke	1	2	—	200
Total Fossil	31	78	16,972	19,530
Hydro	3	7	67	147
Nuclear	4	5	5,106	5,233
Total Capability	38	90	22,145	24,910

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA

	2007	2006	2005	2004	2003
SOURCES OF ENERGY (GWh)(a)
Net Generation:
Gas & Oil	24,131	18,703	21,388	22,619	22,797
Coal	15,035	14,383	13,502	15,359	14,057
Nuclear	40,988	41,687	38,432	41,710	40,628
Hydro	135	74	97	151	115
Total Net Generation	80,289	74,847	73,419	79,839	77,597
Purchased Power:
Affiliated Companies	729	1,428	3,501	1,545	1,027
Non-affiliated Companies	33,978	36,974	36,689	36,422	36,660
Total Purchased Power	34,707	38,402	40,190	37,967	37,687
Total Sources of Energy	114,996	113,249	113,609	117,806	115,284
USES OF ENERGY (GWh)(a)
Electric Energy Sales:
Residential	33,281	31,665	31,569	32,897	32,817
Commercial	27,408	25,079	24,401	26,468	25,863
Industrial	38,985	38,339	37,615	40,293	38,637
Governmental	2,339	1,580	1,568	2,568	2,651
Total Retail	102,013	96,663	95,153	102,226	99,968
Sales for Resale	6,145	10,803	11,460	8,623	9,248
Unbilled Energy	277	(167)	(823)	1,140	249
Total Electric Energy Sales	108,435	107,299	105,790	111,989	109,465
Line Losses and Company Usage	6,561	5,950	7,819	5,817	5,819
Total Uses of Energy	114,996	113,249	113,609	117,806	115,284
Peak Demand (MW)	22,001	20,887	21,391	21,174	20,162
Operational Summer Capacity at Peak (MW)	23,996	22,087	22,247	21,207	21,144
Annual System Load Factor (%)	59	62	59	60	62
Retail Electric Sales Growth Rate (%)(a)	5.5	1.6	(1.1)	2.3	(1.6)
Retail Electric Sales Weather-Adjusted Growth Rate (%)(a)	6.0	1.9	(2.7)	2.8	(1.4)
Regional Gross Domestic Product Rate (%)	3.8	2.6	(0.3)	2.5	2.2
National Gross Domestic Product Rate (%)	2.2	3.3	3.6	4.4	3.0
Average Fuel Cost (cents/KWh)(a)
Natural Gas	8.05	7.75	9.91	7.31	6.53
Nuclear Fuel	0.57	0.51	0.49	0.49	0.48
Coal	1.85	1.76	1.57	1.39	1.26
Fuel Oil	14.13	13.34	7.05	5.02	5.04
Purchased Power	5.62	5.48	6.37	4.51	4.24

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

UTILITY STATISTICAL INFORMATION

2007 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSL	ELL	EMI	ENOI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	689,885	1,042,036	853,780	500,097	142,497	—	—	3,228,295	36%
Commercial	408,561	817,252	578,025	427,545	181,438	—	—	2,412,821	27%
Industrial	406,984	1,034,508	871,853	185,119	46,697	—	—	2,545,161	28%
Governmental	18,972	45,293	43,550	40,417	72,467	—	—	220,698	2%
Total Retail	1,524,402	2,939,089	2,347,208	1,153,178	443,099	—	—	8,406,975	93%
Sales for Resale	458,372	429,130	318,001	171,710	103,843	553,189	(1,641,034)	393,211	4%
Other	50,191	79,789	72,343	47,914	10,516	4	(14,642)	246,115	3%
Total	2,032,965	3,448,008	2,737,552	1,372,802	557,458	553,193	(1,655,676)	9,046,301	100%
FUEL REVENUES (included in above revenues)
Residential	124,582	558,223	415,883	215,446	71,496	—	—	1,385,630	32%
Commercial	92,056	484,589	280,200	192,289	101,932	—	—	1,151,066	27%
Industrial	115,077	774,234	614,448	100,293	28,745	—	—	1,632,797	38%
Governmental	4,308	24,066	21,305	16,605	42,750	—	—	109,034	3%
Total Retail	336,023	1,841,112	1,331,836	524,633	244,923	—	—	4,278,527	100%
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	89	7,669	8,784	5,734	1,855	—	—	24,131	21%
Coal	7,935	4,074	—	3,026	—	—	—	15,035	13%
Nuclear	15,486	7,188	9,893	—	—	8,421	—	40,988	36%
Hydro	135	—	—	—	—	—	—	135	0%
Total Net Generation	23,645	18,931	18,677	8,760	1,855	8,421	—	80,289	70%
Purchased Power:
Affiliated Companies	3,636	5,514	6,025	4,602	3,428	—	(22,476)	729	1%
Non-affiliated Companies	5,790	17,658	7,484	2,706	340	—	—	33,978	30%
Total Purchased Power	9,426	23,172	13,509	7,308	3,768	—	(22,476)	34,707	30%
Total Sources of Energy	33,071	42,103	32,186	16,068	5,623	8,421	(22,476)	114,996	100%
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,725	10,215	8,646	5,474	1,221	—	—	33,281	33%
Commercial	5,945	8,980	5,848	4,872	1,763	—	—	27,408	27%
Industrial	7,424	15,012	13,209	2,771	568	—	—	38,985	38%
Governmental	277	448	446	421	747	—	—	2,339	2%
Total Retail	21,371	34,655	28,149	13,538	4,299	—	—	102,013	100%
Sales for Resale	9,836	5,388	2,411	1,493	1,010	8,440	(22,433)	6,145	—
Unbilled Energy	35	125	124	(22)	15	—	—	277	—
Total Electric Energy Sales	31,242	40,168	30,684	15,009	5,324	8,440	(22,433)	108,435	—
Line Losses and Company Usage	1,829	1,935	1,502	1,059	299	(19)	(45)	6,561	—
Total Uses of Energy	33,071	42,103	32,186	16,068	5,623	8,421	(22,476)	114,996	—
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.93	10.20	9.87	9.14	11.67	—	—	9.70	—
Commercial	6.87	9.10	9.88	8.78	10.29	—	—	8.80	—
Industrial	5.48	6.89	6.60	6.68	8.22	—	—	6.53	—
Governmental	6.85	10.11	9.76	9.60	9.70	—	—	9.44	—
NUMBER OF RETAIL ELECTRIC CUSTOMERS(a) (as of December 31, 2007)
Residential	576,975	661,705	568,893	361,725	115,523	—	—	2,284,821	86%
Commercial	86,532	89,712	73,012	63,642	12,211	—	—	325,109	12%
Industrial	20,040	9,254	8,374	3,109	2,765	—	—	43,542	2%
Governmental	618	3,727	5,229	4,096	1,308	—	—	14,978	1%
Total Retail Customers	684,165	764,398	655,508	432,572	131,807	—	—	2,668,450	100%

(a)

Customer count data reflects estimates of customers in the hardest hit areas affected by Hurricane Katrina. Issues associated with temporary housing and resumption of service at permanent dwellings render precise counts difficult at this time.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2007	2006	2005	2004	2003
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	689,885	705,998	620,327	539,293	525,558
Commercial	408,561	417,914	347,641	304,809	291,442
Industrial	406,984	435,931	361,879	318,440	305,333
Governmental	18,972	19,390	17,722	15,796	14,792
Total Retail	1,524,402	1,579,233	1,347,569	1,178,338	1,137,125
Sales for Resale	458,372	472,509	403,090	436,049	421,893
Other	50,191	40,941	38,397	38,758	30,652
Total Electric Operating Revenues	2,032,965	2,092,683	1,789,056	1,653,145	1,589,670
FUEL REVENUES (included in above revenues)
Residential	124,582	183,931	107,585	70,315	63,152
Commercial	92,056	139,330	81,478	54,558	47,930
Industrial	115,077	179,291	103,181	69,712	63,204
Governmental	4,308	6,521	4,034	2,741	2,368
Total Retail Fuel Revenues	336,023	509,073	296,278	197,326	176,654
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	89	54	266	158	493
Coal	7,935	7,226	6,899	8,070	7,519
Nuclear	15,486	15,233	13,681	15,442	14,689
Hydro	135	74	97	151	115
Total Net Generation	23,645	22,587	20,943	23,821	22,816
Purchased Power:
Affiliated Companies	3,636	3,898	4,731	3,471	3,630
Non-affiliated Companies	5,790	7,107	5,858	6,562	7,293
Total Purchased Power	9,426	11,005	10,589	10,033	10,923
Total Sources of Energy	33,071	33,592	31,532	33,854	33,739
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,725	7,655	7,653	7,028	7,057
Commercial	5,945	5,816	5,730	5,428	5,328
Industrial	7,424	7,587	7,334	7,004	6,999
Governmental	277	273	288	275	266
Total Retail	21,371	21,331	21,005	19,735	19,650
Sales for Resale	9,836	10,608	8,658	12,348	12,435
Unbilled Energy	35	21	(83)	121	(57)
Total Electric Energy Sales	31,242	31,960	29,580	32,204	32,028
Line Losses and Company Usage	1,829	1,632	1,952	1,650	1,711
Total Uses of Energy	33,071	33,592	31,532	33,854	33,739
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.93	9.22	8.11	7.67	7.45
Commercial	6.87	7.19	6.07	5.62	5.47
Industrial	5.48	5.75	4.93	4.55	4.36
Governmental	6.85	7.10	6.16	5.75	5.56
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	576,975	572,865	571,168	562,899	557,025
Commercial	86,532	84,768	82,508	82,778	81,082
Industrial	20,040	21,026	20,364	21,212	21,336
Governmental	618	662	643	601	564
Total Retail Customers	684,165	679,321	674,683	667,490	660,007

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO

							Total Plant - 2007
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses Per Net MWH	Total Production Expense ($ 000)
Cecil Lynch	2	100%	1949	60	Gas/Oil	Peaking	32,966	250.83	8,269
	3	100%	1954	110	Gas/Oil	Peaking
Harvey Couch	1	100%	1943	12	Gas/Oil	Reserve	25,113	262.69	6,597
	2	100%	1954	125	Gas/Oil	Intermediate
Lake Catherine	1	100%	1950	—	Gas/Oil	Reserve	25,877	290.30	7,512
	2	100%	1950	—	Gas/Oil	Reserve
	3	100%	1953	—	Gas/Oil	Reserve
	4	100%	1970	547	Gas/Oil	Peaking
Hamilton Moses	1	100%	1951	70	Gas/Oil	Reserve	(145)	(3,786.21)	549
	2	100%	1951	70	Gas/Oil	Reserve
Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	5,852	256.32	1,500
	2	100%	1970	14	Gas/Oil	Peaking
	3	100%	1970	14	Gas/Oil	Peaking
	4	100%	1970	14	Gas/Oil	Peaking
Robert Ritchie	1	100%	1961	300	Gas/Oil	Reserve	(649)	(1,249.61)	811
	3	100%	1970	16	Gas/Oil	Peaking	2	65,500.00	131
Independence	1	31.5%	1983	263	Coal	Base	2,056,047	20.20	41,528
White Bluff	1	57%	1980	465	Coal	Base	5,879,342	22.70	133,471
	2	57%	1981	470	Coal	Base
Cecil Lynch	Diesel	100%	1967	5	Oil	Peaking	—	—	5
Carpenter	1	100%	1932	29	Hydro	Peaking	104,737	12.12	1,269
	2	100%	1933	30	Hydro	Peaking
Remmel	1	100%	1923	4	Hydro	Peaking	30,004	24.43	733
	2	100%	1923	—	Hydro	Peaking
	3	100%	1923	4	Hydro	Peaking
Arkansas Nuclear One	1	100%	1974	843	Nuclear PWR(b)	Base	15,486,099	16.39	253,836
	2	100%	1980	995	Nuclear PWR(b)	Base
Total				4,474			23,645,245	19.29	456,211

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.

	2007	2006	2005	2004	2003
ELECTRIC OPERATING REVENUES ($ thousands)
Louisiana
Residential	497,782	522,227	457,498	412,135	394,512
Commercial	452,930	476,537	406,921	369,044	345,579
Industrial	620,472	686,295	625,709	570,130	510,501
Governmental	21,710	22,520	19,562	17,468	18,253
Total Retail	1,592,894	1,707,579	1,509,690	1,368,777	1,268,845
Texas
Residential	544,254	599,494	502,135	468,704	434,979
Commercial	364,322	406,198	327,287	302,699	268,110
Industrial	414,036	463,640	388,285	405,650	342,693
Governmental	23,583	26,609	21,693	20,535	20,658
Total Retail	1,346,195	1,495,941	1,239,400	1,197,588	1,066,440
FUEL REVENUES (included in above revenues)
Louisiana
Residential	277,105	284,937	266,854	203,436	196,097
Commercial	271,015	280,628	252,200	198,629	186,700
Industrial	476,015	508,048	477,232	401,413	354,504
Governmental	11,120	11,459	10,645	7,903	8,398
Total Retail Fuel Revenues	1,035,255	1,085,072	1,006,931	811,381	745,699
Texas
Residential	281,118	351,457	268,957	240,147	207,358
Commercial	213,574	266,062	199,093	177,984	146,502
Industrial	298,219	350,788	284,032	293,254	236,123
Governmental	12,946	16,802	12,465	11,330	10,612
Total Retail Fuel Revenues	805,857	985,109	764,547	722,715	600,595
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,669	7,036	9,320	8,496	9,432
Coal	4,074	4,460	4,077	4,609	3,959
Nuclear	7,188	7,461	7,808	7,413	7,641
Hydro	—	—	—	—	—
Total Net Generation	18,931	18,957	21,205	20,518	21,032
Purchased Power:
Affiliated Companies	5,514	4,664	3,521	5,478	3,989
Non-affiliated Companies	17,658	18,690	17,500	16,072	15,160
Total Purchased Power	23,172	23,354	21,021	21,550	19,149
Total Sources of Energy	42,103	42,311	42,226	42,068	40,181
USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,934	4,899	4,817	4,677	4,619
Commercial	4,895	4,836	4,608	4,628	4,471
Industrial	9,101	9,150	9,317	9,757	9,145
Governmental	204	199	197	187	205
Texas
Residential	5,281	5,211	5,207	5,126	5,120
Commercial	4,085	4,002	3,878	3,816	3,703
Industrial	5,911	5,915	5,650	6,839	6,272
Governmental	244	255	244	245	270
Total Retail	34,655	34,467	33,918	35,275	33,805
Sales for Resale	5,388	6,155	6,017	4,700	4,543
Unbilled Energy	125	(148)	(286)	420	197
Total Electric Energy Sales	40,168	40,474	39,649	40,395	38,545
Line Losses and Company Usage	1,935	1,837	2,577	1,673	1,636
Total Uses of Energy	42,103	42,311	42,226	42,068	40,181

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C. (CONTINUED)

	2007	2006	2005	2004	2003
AVERAGE ELECTRIC REVENUE (cents/KWh)
Louisiana
Residential	10.09	10.66	9.50	8.81	8.54
Commercial	9.25	9.85	8.83	7.97	7.73
Industrial	6.82	7.50	6.72	5.84	5.58
Governmental	10.64	11.34	9.94	9.35	8.93
Texas
Residential	10.31	11.50	9.64	9.14	8.49
Commercial	8.92	10.15	8.44	7.93	7.24
Industrial	7.00	7.84	6.87	5.93	5.46
Governmental	9.63	10.41	8.88	8.37	7.65
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Louisiana
Residential	317,001	311,739	305,714	301,014	295,084
Commercial	47,749	46,351	45,421	45,004	42,490
Industrial	4,320	4,558	4,268	3,957	3,625
Governmental	1,642	1,528	1,457	1,431	1,251
Total Retail Customers	370,712	364,176	356,860	351,406	342,450
Texas
Residential	344,704	336,652	335,089	326,556	321,681
Commercial	41,963	40,806	40,887	39,680	38,445
Industrial	4,934	5,013	4,911	4,732	4,722
Governmental	2,085	2,052	2,017	1,923	2,100
Total Retail Customers	393,686	384,523	382,904	372,891	366,948

Totals may not foot due to rounding.

ENTERGY GULF STATES LOUISIANA, L.L.C.

GENERATION PORTFOLIO

								Total Plant – 2007
Plant	Unit	Ownership		Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
LA Station 2(d)	7	100%		1950	40	Gas/Oil	Reserve	—	—	419
	8	100%		1950	40	Gas/Oil	Reserve
	9	100%		1953	58	Gas/Oil	Reserve
Willow Glen(d)	1	100%		1960	152	Gas/Oil	Peaking	207,084	169.96	35,197
	2	100%		1964	205	Gas/Oil	Peaking
	3	100%		1968	450	Gas/Oil	Reserve
	4	100%		1973	540	Gas/Oil	Peaking
	5	100%		1976	485	Gas/Oil	Peaking
Roy S. Nelson(d)	3	100%		1960	153	Gas/Oil	Intermediate	1,077,058	101.16	108,960
	4	100%		1970	500	Gas/Oil	Intermediate
Roy S. Nelson(e)	6	70%		1982	384	Coal	Base	2,463,183	29.43	72,491
Big Cajun 2(f)	3	42%		1983	242	Coal	Base	1,611,303	26.59	42,852
River Bend(d)	1	100	%(c)	1986	970	Nuclear BWR(b)	Base	7,187,622	23.08	165,856
Lewis Creek(g)	1	100%		1970	229	Gas/Oil	Intermediate	1,884,337	79.62	150,028
	2	100%		1971	230	Gas/Oil	Intermediate
Sabine(h)	1	100%		1962	212	Gas/Oil	Intermediate	4,501,097	82.76	372,525
	2	100%		1962	212	Gas/Oil	Intermediate
	3	100%		1966	390	Gas/Oil	Intermediate
	4	100%		1974	530	Gas/Oil	Intermediate
	5	100%		1979	470	Gas/Oil	Intermediate
Total					6,492			18,931,684	50.09	948,328

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.

(d)

On December 31, 2007, Entergy Gulf States, Inc. separated into two vertically integrated utility companies, Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc. As reported above for 2007, these plants were 100% owned by Entergy Gulf States, Inc. In 2008, these plants will be 100% owned by Entergy Gulf States Louisiana, L.L.C.

(e)

On December 31, 2007, Entergy Gulf States, Inc. separated into two vertically integrated utility companies, Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc. As reported above for 2007, Roy S. Nelson Unit 6 was 70% owned by Entergy Gulf States, Inc. Effective December 31, 2007, Roy S. Nelson Unit 6 is 40.25% owned by Entergy Gulf States Louisiana, L.L.C. and 29.75% owned by Entergy Texas, Inc.

(f)

On December 31, 2007, Entergy Gulf States, Inc. separated into two vertically integrated utility companies, Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc. As reported above for 2007, Big Cajun 2 Unit 3 was 42% owned by Entergy Gulf States, Inc. Effective December 31, 2007, Big Cajun 2 Unit 3 is 24.15% owned by Entergy Gulf States Louisiana, L.L.C. and 17.85% owned by Entergy Texas, Inc.

(g)

On December 31, 2007, Entergy Gulf States, Inc. separated into two vertically integrated utility companies, Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc. Lewis Creek is 100% owned by GSG&T, Inc., which was 100% owned by Entergy Gulf States, Inc. in 2007 and effective December 31, 2007 is 100% owned by Entergy Texas, Inc.

(h)

On December 31, 2007, Entergy Gulf States, Inc. separated into two vertically integrated utility companies, Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc. As reported above for 2007, Sabine was 100% owned by Entergy Gulf States, Inc. Effective December 31, 2007, Sabine is 100% owned by Entergy Texas, Inc.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

	2007	2006	2005	2004	2003
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	853,780	797,197	827,926	769,770	739,389
Commercial	578,025	532,999	538,683	501,536	473,351
Industrial	871,853	809,237	834,320	779,103	723,102
Governmental	43,550	40,454	40,813	37,894	40,664
Total Retail	2,347,208	2,179,887	2,241,742	2,088,303	1,976,506
Sales for Resale	318,001	227,391	352,544	109,085	114,311
Other	72,343	43,980	55,895	29,598	74,753
Total Electric Operating Revenues	2,737,552	2,451,258	2,650,181	2,226,986	2,165,570
FUEL REVENUES (included in above revenues)
Residential	415,883	374,595	430,830	355,871	327,475
Commercial	280,200	249,803	277,180	230,357	209,032
Industrial	614,448	545,040	588,943	512,924	464,015
Governmental	21,305	19,313	21,022	17,523	18,195
Total Retail Fuel Revenues	1,331,836	1,188,751	1,317,975	1,116,675	1,018,717
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,784	7,486	8,968	8,486	7,882
Coal	—	—	—	—	—
Nuclear	9,893	9,270	7,885	9,654	8,485
Hydro	—	—	—	—	—
Total Net Generation	18,677	16,756	16,853	18,140	16,367
Purchased Power:
Affiliated Companies	6,025	6,612	6,027	4,505	4,484
Non-affiliated Companies	7,484	7,945	8,212	8,416	9,718
Total Purchased Power	13,509	14,557	14,239	12,921	14,202
Total Sources of Energy	32,186	31,313	31,092	31,061	30,569
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,646	8,513	8,559	8,842	8,795
Commercial	5,848	5,680	5,554	5,762	5,622
Industrial	13,209	12,759	12,348	13,140	12,870
Governmental	446	435	428	439	491
Total Retail	28,149	27,387	26,889	28,183	27,778
Sales for Resale	2,411	2,470	2,560	1,251	1,476
Unbilled Energy	124	(25)	(379)	415	42
Total Electric Energy Sales	30,684	29,832	29,070	29,849	29,296
Line Losses and Company Usage	1,502	1,481	2,022	1,212	1,273
Total Uses of Energy	32,186	31,313	31,092	31,061	30,569
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.87	9.32	9.67	8.71	8.41
Commercial	9.88	9.33	9.70	8.70	8.42
Industrial	6.60	6.34	6.76	5.93	5.62
Governmental	9.76	9.18	9.53	8.63	8.28
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	568,893	560,462	539,912	575,701	571,767
Commercial	73,012	71,029	66,897	73,622	72,901
Industrial	8,374	8,563	7,005	7,858	7,686
Governmental	5,229	4,858	4,494	5,274	4,859
Total Retail Customers	655,508	644,912	618,308	662,455	657,213

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO

							Total Plant – 2007
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($ 000)
Buras	8	100%	1971	12	Gas/Oil	Peaking	1,003	653.04	655
Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	1,294,874	97.29	125,974
	2	100%	1966	415	Gas/Oil	Intermediate
	3	100%	1969	545	Gas/Oil	Intermediate
Monroe	10	100%	1961	—	Gas/Oil	Reserve	—	—	307
	11	100%	1965	—	Gas/Oil	Reserve
	12	100%	1968	—	Gas/Oil	Reserve
Ninemile Point	1	100%	1951	50	Gas/Oil	Peaking	4,443,032	88.34	392,519
	2	100%	1953	60	Gas/Oil	Peaking
	3	100%	1955	125	Gas/Oil	Intermediate
	4	100%	1971	730	Gas/Oil	Intermediate
	5	100%	1973	740	Gas/Oil	Intermediate
Perryville	1	100%	2002	535	Gas	Intermediate	2,451,654	62.13	152,326
	2	100%	2002	156	Gas	Peaking
Sterlington	6	100%	1958	212	Gas/Oil	Peaking	47,692	208.97	9,966
	7	100%	1974	180	Gas/Oil	Intermediate
Waterford	1	100%	1975	411	Gas/Oil	Intermediate	545,332	153.66	83,795
	2	100%	1975	405	Gas/Oil	Intermediate
Waterford	3	100%	1985	1,158	Nuclear PWR(b)	Base	9,893,003	17.13	169,432
Total				5,971			18,676,590	50.06	934,974

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	PWR = Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2007	2006	2005	2004	2003
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	500,097	568,435	503,232	467,459	410,231
Commercial	427,545	484,297	420,507	396,482	341,862
Industrial	185,119	235,281	209,270	203,603	173,736
Governmental	40,417	45,433	40,605	38,258	32,393
Total Retail	1,153,178	1,333,446	1,173,614	1,105,802	958,222
Sales for Resale	171,710	80,445	98,885	68,417	42,143
Other	47,914	36,117	34,041	39,410	34,995
Total Electric Operating Revenues	1,372,802	1,450,008	1,306,540	1,213,629	1,035,360
FUEL REVENUES (included in above revenues)
Residential	215,446	316,861	251,338	229,326	157,624
Commercial	192,289	280,819	220,024	203,634	139,087
Industrial	100,293	157,157	128,483	119,811	88,063
Governmental	16,605	24,908	19,440	17,885	11,885
Total Retail Fuel Revenues	524,633	779,745	619,285	570,656	396,659
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,734	4,127	2,834	3,333	2,891
Coal	3,026	2,697	2,526	2,679	2,579
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	8,760	6,824	5,360	6,012	5,470
Purchased Power:
Affiliated Companies	4,602	5,327	4,924	5,337	5,984
Non-affiliated Companies	2,706	3,232	5,119	3,390	2,868
Total Purchased Power	7,308	8,559	10,043	8,727	8,852
Total Sources of Energy	16,068	15,383	15,403	14,739	14,322
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,474	5,387	5,333	5,085	5,092
Commercial	4,872	4,746	4,630	4,518	4,476
Industrial	2,771	2,927	2,967	2,977	2,939
Governmental	421	417	411	398	384
Total Retail	13,538	13,477	13,341	12,978	12,891
Sales for Resale	1,493	900	936	698	443
Unbilled Energy	(22)	(15)	(75)	142	45
Total Electric Energy Sales	15,009	14,362	14,202	13,818	13,379
Line Losses and Company Usage	1,059	1,021	1,201	921	943
Total Uses of Energy	16,068	15,383	15,403	14,739	14,322
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.14	10.55	9.44	9.19	8.06
Commercial	8.78	10.21	9.08	8.78	7.64
Industrial	6.68	8.04	7.05	6.84	5.91
Governmental	9.60	10.90	9.88	9.61	8.44
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	361,725	357,564	359,538	351,274	348,019
Commercial	63,642	62,594	60,826	60,338	59,347
Industrial	3,109	3,014	2,739	3,915	4,767
Governmental	4,096	4,066	3,856	4,036	3,884
Total Retail Customers	432,572	427,238	426,959	419,563	416,017

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

							Total Plant - 2007
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Attala	1	100%	2001	455	Gas	Intermediate	2,527,549	56.34	142,405
Baxter Wilson	1	100%	1966	500	Gas/Oil	Peaking	1,699,990	88.25	150,016
	2	100%	1971	700	Gas/Oil	Peaking
Delta	1	100%	1953	97	Gas/Oil	Peaking	(2,047)	(975.09)	1,996
	2	100%	1953	95	Gas/Oil	Peaking
Gerald Andrus	1	100%	1975	741	Gas/Oil	Intermediate	1,349,389	87.26	117,747
Natchez	1	100%	1951	—	Gas/Oil	Reserve	(7)	(28,571.43)	200
Rex Brown	1	100%	1948	15	Gas	Reserve	158,998	150.17	23,876
	3	100%	1951	70	Gas/Oil	Peaking
	4	100%	1959	203	Gas/Oil	Intermediate
	5	100%	1968	11	Oil	Peaking
Independence	1	25%	1983	209	Coal	Base	3,025,675	21.73	65,744
Independence	2	25%	1984	211	Coal	Base
Total				3,307			8,759,547	57.31	501,984

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

	2007	2006	2005	2004	2003
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	142,497	105,924	150,409	184,155	178,133
Commercial	181,438	165,066	145,321	170,812	161,716
Industrial	46,697	44,582	31,597	34,261	26,416
Governmental	72,467	59,399	59,450	69,680	68,238
Total Retail	443,099	374,971	386,777	458,908	434,503
Sales for Resale	103,843	91,283	138,528	119,407	87,174
Other	10,516	4,812	10,711	10,142	5,983
Total Electric Operating Revenues	557,458	471,066	536,016	588,457	527,660
FUEL REVENUES (included in above revenues)
Residential	71,496	51,865	59,361	67,891	65,057
Commercial	101,932	92,894	64,164	71,413	67,552
Industrial	28,745	28,952	17,044	17,706	12,276
Governmental	42,750	34,839	28,496	30,994	30,534
Total Retail Fuel Revenues	244,923	208,550	169,065	188,004	175,419
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,855	773	1,661	2,146	2,099
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	1,855	773	1,661	2,146	2,099
Purchased Power:
Affiliated Companies	3,428	4,445	4,024	3,880	3,742
Non-affiliated Companies	340	41	1,232	1,982	1,621
Total Purchased Power	3,768	4,486	5,256	5,862	5,363
Total Sources of Energy	5,623	5,259	6,917	8,008	7,462
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,221	914	1,616	2,139	2,133
Commercial	1,763	1,666	1,798	2,316	2,262
Industrial	568	547	498	575	413
Governmental	747	632	800	1,025	1,036
Total Retail	4,299	3,759	4,712	6,055	5,844
Sales for Resale	1,010	1,298	2,041	1,539	1,340
Unbilled Energy	15	(1)	135	41	22
Total Electric Energy Sales	5,324	5,056	6,888	7,635	7,206
Line Losses and Company Usage	299	203	29	373	256
Total Uses of Energy	5,623	5,259	6,917	8,008	7,462
AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.67	11.59	9.31	8.61	8.35
Commercial	10.29	9.91	8.08	7.37	7.15
Industrial	8.22	8.15	6.34	5.96	6.42
Governmental	9.70	9.40	7.43	6.80	6.59
NUMBER OF RETAIL ELECTRIC CUSTOMERS(a)
(as of December 31)
Residential	115,523	83,300	152,429	169,498	169,878
Commercial	12,211	10,000	14,220	16,376	16,336
Industrial	2,765	1,000	1,161	1,309	1,148
Governmental	1,308	700	858	1,798	1,755
Total Retail Customers	131,807	95,000	168,668	188,981	189,117

(a)

Customer count data reflects estimates of customers in the hardest hit areas affected by Hurricane Katrina. Issues associated with temporary housing and resumption of service at permanent dwellings render precise counts difficult at this time.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO

							Total Plant - 2007
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
A. B. Paterson	3	100%	1950	—	Gas/Oil	Reserve	—	—	242
	4	100%	1954	—	Gas/Oil	Reserve
Michoud	1	100%	1957	—	Gas/Oil	Reserve	1,854,800	91.12	169,010
	2	100%	1963	230	Gas/Oil	Intermediate
	3	100%	1967	530	Gas/Oil	Intermediate
A. B. Paterson	5	100%	1967	—	Oil	Reserve	—	—	113
Total				760			1,854,800	91.12	169,365

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

SYSTEM ENERGY RESOURCES, INC.

	2007	2006	2005	2004	2003
ELECTRIC OPERATING REVENUES ($ thousands)	553,193	555,459	533,929	545,381	583,820
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—	—	—	—	—
Coal	—	—	—	—	—
Nuclear	8,421	9,723	9,058	9,202	9,812
Hydro	—	—	—	—	—
Total Net Generation	8,421	9,723	9,058	9,202	9,812
Purchased Power	—	—	—	—	—
Total Sources of Energy	8,421	9,723	9,058	9,202	9,812
USES OF ENERGY (GWh)
Electric Energy Sales	8,440	9,727	9,070	9,212	9,812
Unbilled Energy	—	—	—	—	—
Line Losses and Company Usage	(19)	(4)	(12)	(10)	—
Total Uses of Energy	8,421	9,723	9,058	9,202	9,812

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

								Total Plant - 2007
Plant	Unit	Ownership	Commercial Operation	Owned & Leased Capability (MW)(a)	Fuel Type		Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Grand Gulf	1	90%	1985	1,141	Nuclear BWR	(b)	Base	8,421,024	17.56	147,839
Total				1,141				8,421,024	17.56	147,839

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	BWR = Boiling Water Reactor.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following table shows plant performance for 2003 – 2007 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)

	2007	2006	2005	2004	2003
ANO	92.8	88.3	88.5	93.3	93.3
Grand Gulf	89.5	91.9	93.3	93.7	94.5
River Bend	88.1	90.9	85.8	90.9	92.4
Waterford 3	91.5	93.5	89.0	93.6	92.8
Entergy Southeast Average	90.9	90.6	89.2	92.9	93.3
Industry Average	91.1	90.5	90.1	89.7	90.0

The following table shows plant performance for 2007 and averages for four three-year periods.

PRODUCTION COST ($/MWh)

	2007	2004– 2006	2003– 2005	2002– 2004	2001- 2003
ANO	16.0	15.5	15.1	14.8	14.8
Grand Gulf	17.2	14.2	13.7	13.6	13.6
River Bend	22.4	18.8	17.9	17.0	16.4
Waterford 3	16.8	15.9	16.0	15.5	15.4
Entergy Southeast Average	17.5	15.9	15.5	15.1	15.0
Industry Average	18.1	16.9	16.5	16.1	16.3

INDIVIDUAL PLANT INFORMATION

	ANO							Waterford 3
	Unit 1			Unit 2	Grand Gulf	River Bend
Owner	Entergy Arkansas			Entergy Arkansas	System Energy-90% South Mississippi Electric Power Association- 10%	Entergy Gulf States Louisiana		Entergy Louisiana
Commercial Operation Date	December 74			March 80	July 85	June 86		September 85
License Expiration Date	5/20/34			7/17/38	11/1/24	8/29/25		12/18/24
Architect/Engineer	Bechtel Power			Bechtel Power	Bechtel Power	Stone & Webster		Ebasco
Reactor Manufacturer	Babcox &			Combustion	General	General		Combustion
	Wilcox			Engineering	Electric	Electric		Engineering
Reactor Type	PWR			PWR	BWR	BWR		PWR
Turbine Generator Manufacturer	Westinghouse			General Electric	Kraftwerk Union	General Electric		Westinghouse
Owned and Leased Capability (MW)(a)	843			995	1,141	970	(c)	1,157
Refueling Data:
Last Date	4/22/07-			9/19/06-	3/18/07-	4/23/06-		11/25/06-
	5/13/07			10/28/06	4/12/07	5/13/06		12/27/06
Number of Days	21			39	24	20		32
Next Scheduled Refueling	Fall 08			Spring 08	Fall 08	Winter 08		Spring 08
2007 Capability Factor (%)	94.7			90.9	89.5	88.1		91.5
($ millions as of December 31, 2007)
Net Book Value		1,104	(b)		1,626	1,421	(c)	1,501
Decommissioning Trust Fund Balance		466	(b)		316	366	(c)	222
Decommissioning Liability		506	(b)		369	208	(c)	257

(a)

Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b)	ANO Units 1 and 2 are reported together.

(c)

30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	Arkansas	Louisiana	Mississippi	New Orleans	Texas
Commission	Arkansas Public Service Commission	Louisiana Public Service Commission	Mississippi Public Service Commission	New Orleans City Council	Public Utility Commission of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by Governor	Elected	Elected	Elected	Appointed by Governor
Term of Office	6 years – staggered	6 years – staggered	4 years – concurrent	4 years – concurrent (2 term limit)	6 years – staggered
Chair/President	Appointed by Governor	Selected by peers – 1 year term	Rotates every 2 years	Selected by peers from two at-large seats	Appointed by Governor

COMMISSION/COUNCIL MEMBERS

	Party	Service Began	Current Term Ends
ARKANSAS
David Newbern (interim replacement for Suskie)	Democrat	1/08	(when Suskie returns)
Paul Suskie – (on military leave)	Democrat	1/07	1/13
Colette Honorable – Chair	Democrat	10/07	1/11
Daryl Bassett	Republican	9/02	1/09

LOUISIANA
Jack A. “Jay” Blossman, Jr. – Chair	Republican	1/97	12/08
Lambert Boissiere III	Democrat	1/05	12/10
C. Dale Sittig	Democrat	11/95	12/10
James M. Field	Republican	12/96	12/12
Foster L. Campbell, Jr.	Democrat	1/03	12/08

MISSISSIPPI
Leonard Bentz	Republican	4/06	12/11
Lynn Posey	Democrat	1/08	12/11
Brandon Presley	Democrat	1/08	12/11

NEW ORLEANS
Arnie Fielkow – President	Democrat	5/06	5/10
Jacquelyn Brechtel Clarkson	Democrat	11/07	5/10
Shelley Midura	Democrat	5/06	5/10
Stacy S. Head	Democrat	5/06	5/10
James Carter	Democrat	5/06	5/10
Cynthia Hedge-Morrell	Democrat	4/05	5/10
Cynthia Willard-Lewis	Democrat	5/02	5/10

TEXAS
Barry Smitherman – Chair	Republican	4/04	8/13
Paul Hudson	Republican	8/03	8/09
Julie Caruthers Parsley	Republican	11/02	8/11

UTILITY REGULATORY INFORMATION

SELECT UTILITY REGULATORY MECHANISMS

Company	Last Filed Rate Base ($ billions)	Allowed ROE (%)	Jurisdictional Regulatory Mechanisms

EAI	3.6 6/30/06	9.9	Rate Case	• No fixed schedule for rate filings. EAI filed a rate case on August 15, 2006. • EAI is appealing rate case outcome.

EGSL(a)	1.6 12/31/06	9.9 – 11.4 10.65 midpoint 60/40 customer/ company sharing	FRP	• Annual filing in May; any change in rates typically effective in September.

ETI	1.7 3/31/07	10.95	Riders	• 2005 legislation authorized two riders – incremental purchased power capacity costs up to five percent of annual base rate revenues and transition to competition costs.

•      $18M annual purchased power rider implemented December 2005 with first reconciliation filing in May 2006 reconciling capacity from previous September forward. In January 2008, an agreement was filed to increase purchased power rider to $21M and add a surcharge for $10.3M of under-recovered costs.

				• $14.5M annual TTC rider implemented March 2006. Black box settlement designed to provide a fair return and recovery of costs on the balance sheet.

			Rate Case	• Base rates are currently set at rates approved by the PUCT in June 1999. ETI filed a rate case in September 2007. • Settlement proceedings are in progress.

ELL	2.9 12/31/07	9.45 – 11.05 10.25 midpoint 60/40 customer/ company sharing	FRP	• Annual filing in May; any change in rates typically effective in September.

EMI	1.4(b) 12/31/07	11.08 – 13.6(b) 12.34 midpoint	FRP	• Annual filing in March; any change in rates typically effective in first billing cycle of May.

				• Any disputed changes in rates typically effective in first billing cycle of July.

		50/50 customer/ company sharing

		100bps for price, reliability, satisfaction

ENOI	0.4 12/31/05	10.75(c)	FRP

•      In October 2006, the City Council of New Orleans unanimously approved a settlement agreement with ENOI that calls for a phased-in rate increase to ensure the company’s ability to focus on restoration of the gas and electric systems. Rate settlement in place until next base rate case to be filed by July 31, 2008. The agreement discontinued FRP, but allows ENOI to seek reinstatement of an appropriate FRP following resetting of rates in 2009.

				• With New Orleans’ recovery taking place faster than expected, in December 2007, ENOI announced a voluntary 6.15% base rate credit on electric bills.

SERI	1.4 12/31/07 monthly filing	10.94		• Real-time recovery mechanism.

Total	13.0

(a)	Excludes the operations of Entergy Texas, Inc.

(b)	Rate base and allowed ROE reflects the 2007 FRP evaluation report. EMI’s 2007 FRP Evaluation Report is pending approval from the MPSC. Allowed ROE range for the 2006 test year was 9.46% – 12.24%.

(c)	Last approved ROE, not specified in rate settlement.

UTILITY REGULATORY INFORMATION

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	Deferred Fuel Balance as of December 31,
Company	2007	2006	2005	2004	2003	Fuel Recovery Mechanism
	($ millions)
EAI	114.8	2.2	204.2	7.4	10.6	Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.

ETI	(67.3)	(45.6)	203.2	78.5	116.6	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.

EGSL(a)	105.8	119.5	121.2	11.6	1.9	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

						Gas: Monthly reset based on estimated gas costs plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

ELL	19.2	114.3	21.9	8.7	30.6	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.

EMI	(76.6)	(95.2)	114.0	(22.8)	89.1	Quarterly reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered fuel balance from the second prior quarter.
Total excluding ENOI	95.9	95.2	664.4	83.4	248.7

ENOI	17.3	19.0	30.6	2.6	(2.7)	Electric: Monthly reset based on no more than targeted fuel and purchased power costs and any difference between actual and base rate non-fuel items including Grand Gulf non-fuel costs and Resource Plan non-fuel costs paid by ENOI. A surcharge or credit is calculated on the under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales.

						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.
Total including ENOI	113.2	114.2	695.1	85.9	246

(a)	Excludes the operations of Entergy Texas, Inc.

Totals may not foot due to rounding.

COMPETITIVE BUSINESSES

TOTAL CAPACITY

	Operated				Owned Capacity(c)
As of December 31, 2007.	Plants	Units	MW		MW	%
Gas/Oil	1	1	550	(b)	1,317	20
Coal	—	—	–	(b)	181	3
Total Fossil	1	1	550		1,498	23
Wind	—	—	—		80	1
Nuclear	6	7	5,798	(a)	4,998	76
Total Capacity	7	8	6,348		6,576	100

(a)	Operated capacity includes management services contracts.

(b)	Excludes units operated by Entergy’s utility companies.

(c)	Includes capacity under power purchase agreements.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR QUARTERLY FINANCIAL METRICS

	2007					2006					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% change
GAAP MEASURES
As-Reported Earnings ($ millions)	128.2	108.7	160.9	141.4	539.2	81.5	63.4	106.9	57.7	309.5	74
Return on Average Invested Capital – As-Reported (%)*	12.4	12.5	13.5	16.0	16.0	10.8	10.7	12.1	11.7	11.7	37
Return on Average Common Equity – As-Reported (%)*	13.6	14.0	14.9	17.4	17.4	14.0	13.9	15.2	14.0	14.0	24
Debt to Capital Ratio (%)	11.3	12.2	10.7	9.7	9.7	19.3	19.1	16.7	14.2	14.2	(32)
NON-GAAP MEASURES
Operational Earnings ($ millions)	128.2	108.7	160.9	159.8	557.6	81.5	63.4	106.9	57.7	309.5	80
Return on Average Invested Capital – Operational (%)*	12.4	12.5	13.5	16.6	16.6	10.8	10.7	12.1	11.7	11.7	42
Return on Average Common Equity – Operational (%)*	13.6	14.0	14.9	18.0	18.0	14.0	13.9	15.2	14.0	14.0	29
Net Debt to Net Capital Ratio (%)	(2.5)	3.3	(2.2)	(1.9)	(1.9)	9.9	7.5	3.9	2.3	2.3	N/A

*	Trailing twelve months.

Totals may not foot due to rounding.

ENTERGY NUCLEAR ANNUAL FINANCIAL METRICS

	2007	2006	2005	2004	2003
GAAP MEASURES
As-Reported Earnings ($ millions)	539.2	309.5	282.6	245.0	300.8
Return on Average Invested Capital – As-Reported (%)	16.0	11.7	11.6	10.1	12.8
Return on Average Common Equity – As-Reported (%)	17.4	14.0	13.6	12.3	18.2
Debt to Capital Ratio (%)	9.7	14.2	19.5	27.0	27.7
NON-GAAP MEASURES
Operational Earnings ($ millions)	557.6	309.5	282.6	245.0	198.2
Return on Average Invested Capital – Operational (%)	16.6	11.7	11.6	10.1	8.6
Return on Average Common Equity – Operational (%)	18.0	14.0	13.6	12.3	11.9
Net Debt to Net Capital Ratio (%)	(1.9)	2.3	12.4	23.1	23.5

ENTERGY NUCLEAR QUARTERLY OPERATIONAL METRICS

	2007					2006					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Net MW in Operation	4,200	4,998	4,998	4,998	4,998	4,135	4,200	4,200	4,200	4,200	19
Average Realized Price/MWh(a)	55.11	51.28	53.11	51.52	52.69	$44.28	$43.76	$44.90	$44.34	$44.33	19
Production Cost/MWh(a)	19.66	21.27	20.90	22.64	21.19	$18.68	$19.61	$18.75	$21.00	$19.50	9
Billed GWh	8,315	8,896	10,105	10,254	37,570	8,763	8,281	9,119	8,684	34,847	8
Capacity Factor	91%	82%	93%	92%	89%	97%	90%	99%	93%	95%	(6)

ENTERGY NUCLEAR ANNUAL OPERATIONAL METRICS

	2007	2006	2005	2004	2003
Net MW in Operation	4,998	4,200	4,105	4,058	4,001
Average Realized Price/MWh(a)	$52.69	$44.33	$42.26	$41.16	$39.40
Production Cost/MWh(a)	$21.19	$19.50	$18.93	$19.99	$20.29
Billed GWh	37,570	34,847	33,539	32,524	32,379
Capacity Factor	89%	95%	93%	92%	92%

Totals may not foot due to rounding.

(a)

Average Realized Price/MWh has been restated to reflect MWh billed and excludes revenue associated with amortization of below-market PPA for Palisades. Production Cost/MWh has been restated to exclude purchased power cost.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR PLANT STATISTICS

	James A.		Indian Point				Palisades	Pilgrim	Vermont
	Fitzpatrick		Unit 2		Unit 3		Nuclear Plant	Nuclear Station	Yankee
Entergy Purchase Date	11/21/00		9/6/01		11/21/00		4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75		August 74		August 76		December 72	December 72	November 72
License Expiration Date	10/17/14		9/28/13		12/15/15		3/24/31	6/8/12	3/21/12
Architect/Engineer	Stone & Webster		United Engineers & Constructors		United Engineers & Constructors		Combustion Engineering	Bechtel Power	Ebasco
Reactor Manufacturer	General Electric		Westinghouse		Westinghouse		Combustion Engineering	General Electric	General Electric
Reactor Type	BWR		PWR		PWR		PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric		Westinghouse		Westinghouse		Westinghouse	General Electric	General Electric
Maximum Dependable Capacity (MW)	838		1,028		1,041		798	688	605
(as of December 31, 2007)
Refueling Data:
Last Date	10/9/06 – 11/4/06		4/18/06 – 5/19/06		3/6/07 – 3/31/07		9/9/07 – 10/21/07	4/6/07 – 5/9/07	5/13/07 – 6/6/07
Number of Days	27		31		24		42	33	25
Next Scheduled Refueling	Fall 08		Spring 08		Spring 09		Spring 09	Spring 09	Fall 08
2007 Capacity Factor	93%		99%		86%		80%	86%	88%
($ millions as of December 31, 2007)
Net Book Value	312		928		450		682	178	299
Decommissioning Trust Fund Balance		(a)	618	(b)		(a)	258	622	440
Decommissioning Liability		(a)	386	(b)		(a)	231	255	270
Nearest Market Hub	NYISO		NYISO		NYISO		MISO	NEPOOL	NEPOOL
	Zone A	(c)	Zone G	(d)	Zone G	(d)	Cinergy	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO		NYISO		NYISO		n/a	NEPOOL	NEPOOL
	Rest of State		Rest of State		Rest of State

(a)

NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.

(c)	James A. FitzPatrick physically located in NYISO Zone C.

(d)	Indian Point physically located in NYISO Zone H.

ENTERGY NUCLEAR PLANT UPRATES

(MW)	Capacity 12/31/02	2003	2004	2005	2006	2007	Capacity 12/31/07
FitzPatrick	825	—	13	—	—	—	838
Indian Point 2	970	14	44	—	—	—	1,028
Indian Point 3	980	14	—	47	—	—	1,041
Palisades(a)	798	—	—	—	—	—	798
Pilgrim	670	18	—	—	—	—	688

Vermont Yankee	510	—	—	—	95	—	605
Total	3,955	46	57	47	95	—	4,998

(a)	Acquired April 2007.

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR SECURITIES DETAIL

LONG-TERM DEBT:

Note To New York Power Authority (NYPA) relating to the purchase of Fitzpatrick and Indian Point 3

($ thousands)	Long-term debt (a)	Interest expense	Additional LTD related to purchase of IP2	Interest expense	Total ending long-term debt	Total interest expense
2000	744,405	3,869	—	—	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,289	17,819
2007	173,445	11,845	44,231	2,331	217,676	14,176
2008	161,932	8,412	36,194	1,963	198,126	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	—	305	109,681	6,317
2013	95,011	5,331	—	—	95,011	5,331
2014	79,638	4,627	—	—	79,638	4,627
2015	61,027	3,889	—	—	61,027	3,889
2016 – 2035 Average	—	1,755	—	—	—	1,755

(a)

Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration.

Totals may not foot due to rounding.

NON-NUCLEAR WHOLESALE ASSETS

NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS

Plant	Location	NERC Region	Commercial Operation	Ownership Interest	Net MW	Total MW	Fuel Type/ Technology	Purpose
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal	Base
Nelson 6 (PPA)	Westlake, LA	SERC	1982	11%	60	550	Coal	Base
Harrison County	Marshall, TX	SPP	2003	61%	335	550	Combined Cycle	Intermediate
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen	Base QF
Ritchie – Unit 2	Helena, AR	SERC	1968	100%	544	544	Gas/Oil	Peaking
Warren Power	Vicksburg, MS	SERC	2001	75%	225	300	Gas Turbine	Peaking
Top of Iowa	Worth County, IA	MAPP	2001	50%	40	80	Wind	Renewable
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind	Renewable
Total					1,578	3,371

NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL

DEBT:

Outstanding as of December 31,

(Entergy’s share)	2007	2006	2005	Maturity	Rate
		(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)	$60	$65	$72	10/17/18	LIBOR + 1.375%
Institutional Portion	$38	$38	$38	10/15/22	Fixed 8.73%
Working Capital	$—	$1	$—	Demand	LIBOR + 1.625%
RS Cogen Subordinated Debt	$14	$15	$16	10/17/17	LIBOR + 4.50%
Top Deer Senior Project Debt	$24	$28	$34	06/30/13	Fixed 5.43%

(a)	RS Cogen spread on bank portion increases over time to 2.375%.

PREFERRED STOCK:

		Shares Outstanding As of December 31,			As of December 31,
	Rate (a)	2007	2006	2005	2007	2006	2005
						(in millions)
Authorized 1,000,000 shares, $1 par value, cumulative
Without Sinking Fund:
Entergy Asset Management, 11.50% rate	11.5%	297,376	297,376	297,376	$29.7	$29.7	$29.7
Other	—	—	—	—	1.0	1.1	1.7
Total without sinking fund		297,376	297,376	297,376	$30.7	$30.8	$31.4

(a)

Entergy Asset Management’s stockholders’ agreement provides that at any time during the 180-day period prior to December 31, 2007 or each subsequent December 31 thereafter, either Entergy Asset Management or the preferred shareholders may request that the preferred dividend rate be reset.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

NUCLEAR OPERATIONAL MEASURES

Net MW in operation	Installed capacity owned or operated by Entergy Nuclear

Average realized price per MWh	As-reported revenue per MWh billed for all non-utility nuclear operations

Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh

GWh billed	Total number of GWh billed to all customers

Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management. A high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages

Capacity factor	Normalized percentage of the period that the plant generates power

Refueling outage duration	Number of days lost for scheduled refueling outage during the period

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP

Return on average invested capital – As-reported	12-months rolling earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – As-reported	12-months rolling earnings divided by average common equity

Net margin – As-reported	12-months rolling earnings divided by 12-months rolling revenue

Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense

Book value per share	Common equity divided by end of period shares outstanding

Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers

Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund (beginning in 2003) on the balance sheet, less non-recourse debt, if any

Project debt	Financing at subsidiaries to support specific projects

Debt of joint ventures (Entergy’s share)	Debt issued by Non-Nuclear Wholesale Assets business joint ventures and, for periods through third quarter 2004, debt issued for Entergy-Koch, LP

Leases (Entergy’s share)	Operating leases held by subsidiaries capitalized at implicit interest rate

Debt to capital	Gross debt divided by total capitalization

FINANCIAL MEASURES – NON-GAAP

Operational earnings	As-reported earnings applicable to common stock adjusted to exclude the impact of special items

Return on average invested capital – operational	12-months rolling operational earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – operational	12-months rolling operational earnings divided by average common equity

Net margin – operational	12-months rolling operational earnings divided by 12-months rolling revenue

Total gross liquidity	Sum of cash and revolver capacity

Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents

Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet liabilities less cash and cash equivalents

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2005 PRO FORMA INCOME STATEMENT	UTILITY/PARENT/OTHER			CONSOLIDATED
	ENOI			ENOI
In thousands, for the year ended December 31, 2005.	GAAP	Adjustment*	Pro Forma	GAAP	Adjustment*	Pro Forma
OPERATING REVENUES:
Electric	$8,449,281	$211,307	$8,660,588	$8,446,830	$211,307	$8,658,136
Natural gas	77,660	137,310	214,970	77,660	137,310	214,970
Competitive businesses	46,003	—	46,003	1,581,757	—	1,581,757
Total	8,572,944	348,617	8,921,561	10,106,247	348,617	10,454,863
OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,941,887	217,365	2,159,252	2,176,015	217,365	2,393,380
Purchased power	2,559,536	(46,740)	2,512,796	2,521,247	(46,740)	2,474,506
Nuclear refueling outage expenses	73,966	—	73,966	162,653	—	162,653
Other operation and maintenance	1,458,596	86,227	1,544,823	2,122,206	86,227	2,208,432
Decommissioning	83,910	—	83,910	143,121	—	143,121
Taxes other than income taxes	325,766	41,538	367,304	382,521	41,538	424,059
Depreciation and amortization	789,654	33,975	823,629	856,377	33,975	890,352
Other regulatory charges (credits) – net	(49,882)	3,181	(46,701)	(49,882)	3,181	(46,701)
Total	7,183,433	335,545	7,518,978	8,314,258	335,545	8,649,802
OPERATING INCOME	1,389,511	13,072	1,402,583	1,791,989	13,072	1,805,061
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	45,736	3,229	48,965	45,736	3,229	48,965
Interest and dividend income	125,237	89	125,326	150,479	89	150,568
Equity in earnings (loss) of unconsolidated equity affiliates	10,462	(768)	9,694	985	(768)	217
Miscellaneous – net	(19,030)	(4,110)	(23,140)	14,251	(4,110)	10,141
Total	162,405	(1,560)	160,845	211,451	(1,560)	209,891
INTEREST AND OTHER CHARGES:
Interest on long-term debt	427,055	10,153	437,208	440,334	10,153	450,487
Other interest – net	79,612	1,696	81,308	64,646	1,696	66,342
Allowance for borrowed funds used during construction	(29,376)	(2,609)	(31,985)	(29,376)	(2,609)	(31,985)
Preferred dividend requirements and other	22,007	482	22,489	25,427	482	25,909
Total	499,298	9,722	509,020	501,031	9,722	510,753
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,052,618	1,790	1,054,408	1,502,409	1,790	1,504,199
Income taxes	403,671	1,790	405,461	559,284	1,790	561,074
INCOME FROM CONTINUING OPERATIONS	648,947	—	648,947	943,125	—	943,125
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $(24,051))	(44,794)	—	(44,794)	(44,794)	—	(44,794)
CONSOLIDATED NET INCOME	$604,153	$—	$604,153	$898,331	$—	$898,331

*Adjustment	to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2005 PRO FORMA BALANCE SHEET

	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2005.	GAAP	ENOI Adjustment*	Pro Forma	GAAP	ENOI Adjustment*	Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$207,135	$48,056	$255,191	$221,773	$48,056	$269,829
Temporary cash investments – at cost, which approximates market	127,786	—	127,786	361,047	—	361,047
Total cash and cash equivalents	334,921	48,056	382,977	582,820	48,056	630,876
Notes receivable – Entergy New Orleans DIP loan	90,000	(90,000)	—	90,000	(90,000)	—
Notes receivable	575,873	—	575,873	3,227	—	3,227
Accounts receivable:
Customer	629,717	82,052	711,769	763,993	82,052	846,045
Allowance for doubtful accounts	(28,635)	(25,422)	(54,057)	(30,805)	(25,422)	(56,227)
Associated companies	33,851	—	33,851	—	—	—
Other	296,286	(96,208)	200,078	324,876	(96,208)	228,668
Accrued unbilled revenues	477,570	23,698	501,268	477,570	23,698	501,268
Total accounts receivable	1,408,789	(15,880)	1,392,909	1,535,634	(15,880)	1,519,754
Deferred fuel costs	543,927	30,593	574,520	543,927	30,593	574,520
Fuel inventory – at average cost	204,382	8,048	212,430	206,195	8,048	214,243
Materials and supplies – at average cost	369,397	8,961	378,358	610,932	8,961	619,893
Deferred nuclear refueling outage costs	70,545	—	70,545	164,152	—	164,152
Prepayments and other	301,387	2,140	303,527	325,795	2,140	327,935
Total	3,899,221	(8,082)	3,891,139	4,062,682	(8,082)	4,054,600
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	8,198,240	(149,929)	8,048,311	296,784	(149,929)	146,855
Decommissioning trust funds	1,136,006	—	1,136,006	2,606,765	—	2,606,765
Non-utility property – at cost (less accumulated depreciation)	226,264	1,107	227,371	228,833	1,107	229,940
Other	35,594	—	35,594	81,535	—	81,535
Total	9,596,104	(148,822)	9,447,282	3,213,917	(148,822)	3,065,095
PROPERTY, PLANT AND EQUIPMENT:
Electric	27,176,956	691,045	27,868,001	29,161,027	691,045	29,852,072
Property under capital lease	727,565	—	727,565	727,565	—	727,565
Natural gas	86,794	189,207	276,001	86,794	189,207	276,001
Construction work in progress	1,291,374	202,353	1,493,727	1,524,085	202,353	1,726,438
Nuclear fuel under capital lease	271,615	—	271,615	271,615	—	271,615
Nuclear fuel	101,403	—	101,403	436,646	—	436,646
Total property, plant and equipment	29,655,707	1,082,605	30,738,312	32,207,732	1,082,605	33,290,337
Less – accumulated depreciation and amortization	12,730,545	428,053	13,158,598	13,010,687	428,053	13,438,740
Property, plant and equipment – net	16,925,162	654,552	17,579,714	19,197,045	654,552	19,851,597
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	735,221	(52,229)	682,992	735,221	(52,229)	682,992
Other regulatory assets	2,133,724	171,133	2,304,857	2,133,724	171,133	2,304,857
Deferred fuel costs	120,489	—	120,489	120,489	—	120,489
Long-term receivables	25,572	1,812	27,384	25,572	1,812	27,384
Goodwill	374,099	—	374,099	377,172	—	377,172
Other	841,068	17,322	858,390	991,835	17,322	1,009,157
Total	4,230,173	138,038	4,368,211	4,384,013	138,038	4,522,051
TOTAL ASSETS	$34,650,660	$635,686	$35,286,346	$30,857,657	$635,686	$31,493,343

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2005 PRO FORMA BALANCE SHEET

	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2005.	GAAP	ENOI Adjustment*	Pro Forma	GAAP	ENOI Adjustment*	Pro Forma
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$22,989	$—	$22,989	$103,517	$—	$103,517
Notes payable:
Associated companies	926,271	—	926,271	—	—	—
Other	40,041	15,000	55,041	40,041	15,000	55,041
Accounts payable:
Associated companies	77,793	—	77,793	—	—	—
Other	1,494,385	240,601	1,734,986	1,655,787	240,601	1,896,388
Customer deposits	222,044	16,930	238,974	222,206	16,930	239,136
Taxes accrued	316,659	(378)	316,281	188,159	(378)	187,781
Accumulated deferred income taxes	143,409	1,898	145,307	143,409	1,898	145,307
Interest accrued	153,269	2,668	155,937	154,855	2,668	157,523
Obligations under capital leases	130,882	—	130,882	130,882	—	130,882
Other	66,367	2,018	68,385	473,510	2,018	475,528
Total	3,594,109	278,737	3,872,846	3,112,366	278,737	3,391,103
NON–CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,248,739	68,617	5,317,356	5,282,759	68,617	5,351,376
Accumulated deferred investment tax credits	376,550	3,570	380,120	376,550	3,570	380,120
Obligations under capital leases	175,005	—	175,005	175,005	—	175,005
Other regulatory liabilities	408,667	591	409,258	408,667	591	409,258
Decommissioning and asset retirement cost liabilities	1,161,830	2,421	1,164,251	1,923,971	2,421	1,926,392
Transition to competition	79,101	—	79,101	79,101	—	79,101
Accumulated provisions	74,234	7,889	82,123	144,880	7,889	152,769
Pension and other postretirement liabilities	874,793	26,049	900,842	1,118,964	26,049	1,145,013
Long-term debt	8,791,811	226,603	9,018,414	8,824,493	226,603	9,051,096
Preferred stock with sinking fund	13,950	—	13,950	13,950	—	13,950
Other	1,161,820	1,429	1,163,249	1,202,706	1,429	1,204,135
Total	18,366,500	337,169	18,703,669	19,551,046	337,169	19,888,215
Commitments and Contingencies
Preferred stock without sinking fund	411,321	19,780	431,101	445,974	19,780	465,754
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2005	2,205,191	—	2,205,192	2,482	—	2,482
Paid–in capital	6,653,879	—	6,653,879	4,817,637	—	4,817,637
Retained earnings	5,717,919	—	5,717,919	5,433,931	—	5,433,931
Accumulated other comprehensive loss	(16,300)	—	(16,300)	(343,819)	—	(343,819)
Less – treasury stock, at cost (40,644,602 shares in 2005)	2,281,960	—	2,281,960	2,161,960	—	2,161,960
Total	12,278,730	—	12,278,730	7,748,271	—	7,748,271
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,650,660	$635,686	$35,286,346	$30,857,657	$635,686	$31,493,343

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2005 PRO FORMA STATEMENT OF CASH FLOW

	CONSOLIDATED
In thousands, for the year ended December 31, 2005.	GAAP	ENOI Adjustment*	Pro Forma
OPERATING ACTIVITIES:
Consolidated net income	$898,331	$700	$899,031
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(82,033)	(142)	(82,175)
Other regulatory charges (credits) – net	(49,882)	3,181	(46,701)
Depreciation, amortization, and decommissioning	1,001,852	33,975	1,035,827
Deferred income taxes and investment tax credits	487,804	236,100	723,904
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	4,315	(4,532)	(217)
Provisions for asset impairments and restructuring charges	39,767	—	39,767
Changes in working capital:
Receivables	(367,351)	61,359	(305,992)
Fuel inventory	(83,125)	(3,867)	(86,992)
Accounts payable	303,194	(5,392)	297,802
Taxes accrued	(33,306)	(211,082)	(244,388)
Interest accrued	15,133	(2,089)	13,044
Deferred fuel	(236,801)	(28,034)	(264,835)
Other working capital accounts	(45,653)	(6,568)	(52,221)
Provision for estimated losses and reserves	(3,704)	(1,632)	(5,336)
Changes in other regulatory assets	(311,934)	(59,707)	(371,641)
Other	(68,799)	(21,751)	(90,550)
Net cash flow provided by (used in) operating activities	1,467,808	(9,481)	1,458,327
INVESTING ACTIVITIES:
Construction/capital expenditures	(1,458,086)	(57,640)	(1,515,726)
Allowance for equity funds used during construction	45,736	3,229	48,965
Nuclear fuel purchases	(314,414)	—	(314,414)
Proceeds from sale/leaseback of nuclear fuel	184,403	—	184,403
Payment for purchase of plant	(162,075)	—	(162,075)
Decrease (increase) in other investments	9,905	90,000	99,905
Purchases of other temporary investments	(1,591,025)	—	(1,591,025)
Liquidation of other temporary investments	1,778,975	—	1,778,975
Proceeds from nuclear decommissioning trust fund sales	944,253	—	944,253
Investment in nuclear decommissioning trust funds	(1,039,824)	—	(1,039,824)
Other regulatory investments	(390,456)	—	(390,456)
Net cash flow provided by (used in) investing activities	(1,992,608)	35,589	(1,957,019)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	4,302,570	29,783	4,332,353
Preferred stock	127,995	—	127,995
Common stock and treasury stock	106,068	—	106,068
Retirement of long-term debt	(2,689,206)	(30,065)	(2,719,271)
Repurchase of common stock	(878,188)	—	(878,188)
Redemption of preferred stock	(33,719)	—	(33,719)
Changes in credit line borrowings – net	39,850	15,000	54,850
Dividends paid:
Common stock	(453,508)	—	(453,508)
Preferred stock	(25,472)	(724)	(26,196)
Net cash flow provided by financing activities	496,390	13,994	510,384
Effect of exchange rates on cash and cash equivalents	(602)	—	(602)
Net increase (decrease) in cash and cash equivalents	(29,012)	40,102	11,090
Cash and cash equivalents at beginning of period	619,786	—	619,786
Effect of the deconsolidation of Entergy New Orleans on cash and cash equivalents	(7,954)	7,954	—
Cash and cash equivalents at end of period	$582,820	$48,056	$630,876
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$461,345	$—	$461,345
Income taxes	$116,072	$(18,000)	$98,072

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2006 PRO FORMA INCOME STATEMENT

	UTILITY/PARENT/OTHER			CONSOLIDATED
	ENOI			ENOI
In thousands, for the year ended December 31, 2006.	GAAP	Adjustment*	Pro Forma	GAAP	Adjustment*	Pro Forma
OPERATING REVENUES:
Electric	$9,065,800	$204,989	$9,270,789	$9,063,135	$204,989	$9,268,124
Natural gas	84,230	100,088	184,318	84,230	100,088	184,318
Competitive businesses	39,817	—	39,817	1,784,793	—	1,784,793
Total	9,189,847	305,077	9,494,924	10,932,158	305,077	11,237,235
OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,880,857	157,535	3,038,392	3,144,073	157,535	3,301,608
Purchased power	2,120,770	(43,647)	2,077,123	2,138,237	(43,647)	2,094,590
Nuclear refueling outage expenses	78,110	—	78,110	169,567	—	169,567
Other operation and maintenance	1,614,002	100,094	1,714,096	2,335,364	100,094	2,435,458
Decommissioning	82,912	169	83,081	145,884	169	146,053
Taxes other than income taxes	363,897	34,953	398,850	428,561	34,953	463,514
Depreciation and amortization	808,517	31,465	839,982	887,792	31,465	919,257
Other regulatory charges (credits) – net	(122,680)	4,160	(118,520)	(122,680)	4,160	(118,520)
Total	7,826,385	284,729	8,111,114	9,126,798	284,729	9,411,527
OPERATING INCOME	1,363,462	20,348	1,383,810	1,805,360	20,348	1,825,708
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	39,894	3,078	42,972	39,894	3,078	42,972
Interest and dividend income	163,717	(6,722)	156,995	198,835	(6,722)	192,113
Equity in earnings (loss) of unconsolidated equity affiliates	95,366	(4,057)	91,309	93,744	(4,057)	89,687
Miscellaneous – net	555	(543)	12	16,114	(543)	15,571
Total	299,532	(8,244)	291,288	348,587	(8,244)	340,343
INTEREST AND OTHER CHARGES:
Interest on long-term debt	489,282	4,069	493,351	498,451	4,069	502,520
Other interest – net	99,196	4,175	103,371	75,502	4,175	79,677
Allowance for borrowed funds used during construction	(23,931)	(2,477)	(26,408)	(23,931)	(2,477)	(26,408)
Preferred dividend requirements and other	24,363	1,286	25,649	27,783	1,286	29,069
Total	588,910	7,053	595,963	577,805	7,053	584,858
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,074,084	5,051	1,079,135	1,576,142	5,051	1,581,193
Income taxes	234,789	5,051	239,840	443,044	5,051	448,095
INCOME FROM CONTINUING OPERATIONS	839,295	—	839,295	1,133,098	—	1,133,098
LOSS FROM DISCONTINUED OPERATIONS (net of income tax expense of $67)	(496)	—	(496)	(496)	—	(496)
CONSOLIDATED NET INCOME	$838,799	$—	$838,799	$1,132,602	$—	$1,132,602

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2006 PRO FORMA BALANCE SHEET

	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2006.	GAAP	ENOI Adjustment*	Pro Forma	GAAP	ENOI Adjustment*	Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$95,468	$3,886	$99,354	$117,379	$3,886	$121,265
Temporary cash investments – at cost, which approximates market	499,942	13,207	513,149	898,773	13,207	911,980
Total cash and cash equivalents	595,410	17,093	612,503	1,016,152	17,093	1,033,245
Notes receivable – Entergy New Orleans DIP loan	51,934	(51,934)	—	51,934	(51,934)	—
Notes receivable	266,717	—	266,717	699	—	699
Accounts receivable:
Customer	410,512	58,999	469,511	552,376	58,999	611,375
Allowance for doubtful accounts	(19,348)	(10,563)	(29,911)	(19,348)	(10,563)	(29,911)
Associated companies	(5,099)	—	(5,099)	—	—	—
Other	312,654	(86,258)	226,396	345,400	(86,258)	259,142
Accrued unbilled revenues	249,165	23,758	272,923	249,165	23,758	272,923
Total accounts receivable	947,884	(14,064)	933,820	1,127,593	(14,064)	1,113,529
Accumulated deferred income taxes	10,498	(2,924)	7,574	11,680	(2,924)	8,756
Fuel inventory – at average cost	189,829	5,041	194,870	193,098	5,041	198,139
Materials and supplies – at average cost	408,279	7,825	416,104	604,998	7,825	612,823
Deferred nuclear refueling outage costs	65,349	—	65,349	147,521	—	147,521
Prepayments and other	150,134	5,640	155,774	171,759	5,640	177,399
Total	2,686,034	(33,323)	2,652,711	3,325,434	(33,323)	3,292,111
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	7,725,189	(153,988)	7,571,201	229,089	(153,988)	75,101
Decommissioning trust funds	1,274,676	—	1,274,676	2,858,523	—	2,858,523
Non-utility property – at cost (less accumulated depreciation)	208,956	1,107	210,063	212,726	1,107	213,833
Other	39,868	—	39,868	47,115	—	47,115
Total	9,248,689	(152,881)	9,095,808	3,347,453	(152,881)	3,194,572
PROPERTY, PLANT AND EQUIPMENT:
Electric	28,405,556	698,081	29,103,637	30,713,284	698,081	31,411,365
Property under capital lease	730,182	—	730,182	730,182	—	730,182
Natural gas	92,787	186,932	279,719	92,787	186,932	279,719
Construction work in progress	609,431	21,824	631,255	786,147	21,824	807,971
Nuclear fuel under capital lease	336,017	—	336,017	336,017	—	336,017
Nuclear fuel	140,357	—	140,357	494,759	—	494,759
Total property, plant and equipment	30,314,330	906,837	31,221,167	33,153,176	906,837	34,060,013
Less – accumulated depreciation and amortization	13,366,710	446,673	13,813,383	13,715,099	446,673	14,161,772
Property, plant and equipment – net	16,947,620	460,164	17,407,784	19,438,077	460,164	19,898,241
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset – net	740,110	(71,870)	668,240	740,110	(71,870)	668,240
Other regulatory assets	2,768,352	295,440	3,063,792	2,768,352	295,440	3,063,792
Deferred fuel costs	168,122	—	168,122	168,122	—	168,122
Long-term receivables	19,349	936	20,285	19,349	936	20,285
Goodwill	374,099	—	374,099	377,172	—	377,172
Other	736,461	4,824	741,285	898,662	4,824	903,486
Total	4,806,493	229,330	5,035,823	4,971,767	229,330	5,201,097
TOTAL ASSETS	$33,688,836	$503,290	$34,192,126	$31,082,731	$503,290	$31,586,021

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2006 PRO FORMA BALANCE SHEET

	UTILITY/PARENT/OTHER			CONSOLIDATED
In thousands, as of December 31, 2006.	GAAP	ENOI Adjustment*	Pro Forma	GAAP	ENOI Adjustment*	Pro Forma
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$93,335	$—	$93,335	$181,576	$—	$181,576
Notes payable:
Associated companies	979,198	—	979,198	—	—	—
Other	25,039	—	25,039	25,039	—	25,039
Accounts payable:
Associated companies	69,355	—	69,355	—	—	—
Other	901,434	59,034	960,468	1,122,596	59,034	1,181,630
Customer deposits	248,031	14,808	262,839	248,031	14,808	262,839
Taxes accrued	167,060	2,087	169,147	187,324	2,087	189,411
Interest accrued	159,527	18,004	177,531	160,831	18,004	178,835
Deferred fuel costs	73,031	(18,996)	54,035	73,031	(18,996)	54,035
Obligations under capital leases	153,246	—	153,246	153,246	—	153,246
Pension and other postretirement liabilities	39,008	16	39,024	41,912	16	41,928
Other	100,501	6,138	106,639	271,544	6,138	277,682
Total	3,008,765	81,091	3,089,856	2,465,130	81,091	2,546,221
NON–CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,451,700	98,884	5,550,584	5,820,700	98,884	5,919,584
Accumulated deferred investment tax credits	358,550	3,157	361,707	358,550	3,157	361,707
Obligations under capital leases	188,033	—	188,033	188,033	—	188,033
Other regulatory liabilities	449,237	—	449,237	449,237	—	449,237
Decommissioning and asset retirement cost liabilities	1,249,482	2,591	1,252,073	2,023,846	2,591	2,026,437
Transition to competition	79,098	—	79,098	79,098	—	79,098
Accumulated provisions	81,053	8,384	89,437	88,902	8,384	97,286
Pension and other postretirement liabilities	1,125,707	60,034	1,185,741	1,410,433	60,034	1,470,467
Long-term debt	8,560,534	226,619	8,787,153	8,798,087	226,619	9,024,706
Preferred stock with sinking fund	10,500	—	10,500	10,500	—	10,500
Other	1,173,844	2,750	1,176,594	847,415	2,750	850,165
Total	18,727,738	402,419	19,130,157	20,074,801	402,419	20,477,220
Commitments and Contingencies
Preferred stock without sinking fund	310,751	19,780	330,531	344,913	19,780	364,693
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2006	2,228,350	—	2,228,350	2,482	—	2,482
Paid–in capital	6,668,007	—	6,668,007	4,827,265	—	4,827,265
Retained earnings	5,592,532	—	5,592,532	6,113,042	—	6,113,042
Accumulated other comprehensive loss	(82,917)	—	(82,917)	(100,512)	—	(100,512)
Less – treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	—	2,764,390	2,644,390	—	2,644,390
Total	11,641,582	—	11,641,582	8,197,887	—	8,197,887
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$33,688,836	$503,290	$34,192,126	$31,082,731	$503,290	$31,586,021

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Reconsolidation of Entergy New Orleans) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2006 PRO FORMA STATEMENT OF CASH FLOW

	CONSOLIDATED
In thousands, for the year ended December 31, 2006.	GAAP	ENOI Adjustment*	Pro Forma
OPERATING ACTIVITIES:
Consolidated net income	$1,132,602	$—	$1,132,602
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	36,352	(20)	36,332
Other regulatory credits – net	(122,680)	4,160	(118,520)
Depreciation, amortization, and decommissioning	1,035,153	31,634	1,066,787
Deferred income taxes, investment tax credits, and non-current taxes accrued	738,643	54,395	793,038
Equity in earnings (loss) of unconsolidated equity affiliates – net of dividends	4,436	4,057	8,493
Provisions for asset impairments and restructuring charges		—
Changes in working capital:
Receivables	408,042	(1,817)	406,225
Fuel inventory	13,097	3,007	16,104
Accounts payable	(83,884)	10,855	(73,029)
Taxes accrued	(835)	2,464	1,629
Interest accrued	5,975	15,337	21,312
Deferred fuel	582,947	11,597	594,544
Other working capital accounts	64,479	(1,447)	63,032
Provision for estimated losses and reserves	39,822	496	40,318
Changes in other regulatory assets	(127,305)	(55,607)	(182,912)
Other	(279,005)	14,717	(264,288)
Net cash flow provided by operating activities	3,447,839	93,828	3,541,667
INVESTING ACTIVITIES:
Construction/capital expenditures	(1,633,268)	(80,792)	(1,714,060)
Allowance for equity funds used during construction	39,894	3,078	42,972
Nuclear fuel purchases	(326,248)	—	(326,248)
Proceeds from sale/leaseback of nuclear fuel	135,190	—	135,190
Proceeds from sale of assets and businesses	77,159	—	77,159
Payment for purchase of plant	(88,199)	—	(88,199)
Insurance proceeds received for property damages	18,828	4,664	23,492
Decrease (increase) in other investments	(6,353)	(36,458)	(42,811)
Proceeds from nuclear decommissioning trust fund sales	777,584	—	777,584
Investment in nuclear decommissioning trust funds	(884,123)	—	(884,123)
Other regulatory investments	(38,037)	—	(38,037)
Net cash flow used in investing activities	(1,927,573)	(109,508)	(2,037,081)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	1,837,713	(6)	1,837,707
Preferred stock	73,354	—	73,354
Common stock and treasury stock	70,455	—	70,455
Retirement of long-term debt	(1,804,373)	—	(1,804,373)
Repurchase of common stock	(584,193)	—	(584,193)
Redemption of preferred stock	(183,881)	—	(183,881)
Changes in credit line borrowings – net	(15,000)	(15,000)	(30,000)
Dividends paid:
Common stock	(448,954)	—	(448,954)
Preferred stock	(28,848)	(277)	(29,125)
Net cash flow used in financing activities	(1,083,727)	(15,283)	(1,099,010)
Effect of exchange rates on cash and cash equivalents	(3,207)	—	(3,207)
Net increase (decrease) in cash and cash equivalents	433,332	(30,963)	402,369
Cash and cash equivalents at beginning of period	582,820	48,056	630,876
Cash and cash equivalents at end of period	$1,016,152	$17,093	$1,033,245
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	$514,189	—	$514,189
Income taxes	$(147,435)	$(57,193)	$(204,628)

*	Adjustment to reflect reconsolidation of Entergy New Orleans, Inc.

Totals may not foot due to rounding.

Certain prior year data has been reclassified to conform with current year presentation.

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Jurisdictional Split of Entergy Gulf States, Inc.) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP

2007 PRO FORMA INCOME STATEMENT

In thousands, for the year ended December 31, 2007.	Entergy Gulf States Louisiana GAAP	Adjustment*	Entergy Gulf States Louisiana Pro Forma
OPERATING REVENUES:
Electric	$3,448,008	$(1,238,442)	$2,209,566
Natural gas	86,604	—	86,604
Total	3,534,612	(1,238,442)	2,296,170
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	867,081	(546,413)	320,668
Purchased power	1,339,986	(232,938)	1,107,048
Nuclear refueling outage expenses	12,212	—	12,212
Other operation and maintenance	548,999	(179,119)	369,880
Decommissioning	11,728	(173)	11,555
Taxes other than income taxes	132,489	(50,615)	81,874
Depreciation and amortization	208,648	(68,172)	140,476
Other regulatory charges (credits) – net	29,923	(16,808)	13,115
Total	3,151,066	(1,094,238)	2,056,828
OPERATING INCOME	383,546	(144,204)	239,342
OTHER INCOME:
Allowance for equity funds used during construction	11,666	(3,295)	8,371
Interest and dividend income	75,425	28,715	104,140
Miscellaneous – net	1,724	600	2,324
Total	88,815	26,020	114,835
INTEREST AND OTHER CHARGES:
Interest on long-term debt	149,464	(14,231)	135,233
Other interest – net	13,945	(10,907)	3,038
Allowance for borrowed funds used during construction	(7,528)	2,126	(5,402)
Total	155,881	(23,012)	132,869
INCOME BEFORE INCOME TAXES	316,480	(95,172)	221,308
Income taxes	123,701	(36,249)	87,452
NET INCOME	192,779	(58,923)	133,856
Preferred distribution requirements and other	3,968	—	3,968
EARNINGS APPLICABLE TO COMMON EQUITY	$188,811	$(58,923)	$129,888

*	Adjustment to reflect as if the transactions implementing the Entergy Gulf States, Inc. jurisdictional split had occurred as of January 1, 2007.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2003-2007

($ millions)	2007	2006(a)	2005(a)	2004	2003
As-Reported earnings (A)	1,135	1,133	898	910	927
Preferred dividends	25	28	25	24	24
Tax-effected interest expense	392	339	293	295	311
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	1,552	1,499	1,217	1,228	1,262
Special items (C)	(32)	135	(45)	30	(55)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,584	1,364	1,262	1,198	1,317
Operational earnings (A-C)	1,167	998	943	880	982
Average invested capital (D)	18,721	17,688	16,850	16,845	17,114
Average common equity (E)	8,030	7,970	8,020	8,500	8,271
Operating revenues (F)	11,484	10,932	10,106	9,686	9,033
Gross debt (G)	11,123	9,356	9,288	7,807	8,182
Less cash and cash equivalents (H)	1,273	1,016	583	620	507
Net debt (G-H)	9,850	8,340	8,705	7,187	7,675
Total capitalization (I)	19,297	17,899	17,477	16,469	17,220
Less cash and cash equivalents (J)	1,273	1,016	583	620	507
Net capitalization (I-J)	18,024	16,883	16,894	15,849	16,713
Off-balance sheet liabilities (K)	658	665	778	769	915
Revolver capacity (L)	1,730	2,770	2,545	1,490	1,553
Gross liquidity (H+L)	3,003	3,786	3,128	2,110	2,060
($ per share)
As-Reported earnings per share (M)	5.60	5.36	4.19	3.93	4.01
Operational earnings per share (N)	5.76	4.72	4.40	3.80	4.25
Common dividend paid per share (O)	2.58	2.16	2.16	1.89	1.60
Year-end closing market price per share of common stock (P)	119.52	92.32	68.65	67.59	57.13
(%)
Return on average invested capital – As-Reported (B/D)	8.3	8.5	7.2	7.3	7.4
Return on average invested capital – Operational ((B-C)/D)	8.5	7.7	7.5	7.1	7.7
Return on average common equity – As-Reported (A/E)	14.1	14.2	11.2	10.7	11.2
Return on average common equity – Operational ((A-C)/E)	14.5	12.5	11.8	10.4	11.9
Net margin – As-Reported (A/F)	9.9	10.4	8.9	9.4	10.3
Net margin – Operational ((A-C)/F)	10.2	9.1	9.3	9.1	10.9
Debt to capital ratio (G/I)	57.6	52.3	53.1	47.4	47.5
Net debt to net capital ratio ((G-H)/(I-J))	54.7	49.4	51.5	45.3	45.9
Net debt to net capital ratio including off-balance sheet liabilities ((G-H+K)/(I-J+K))	56.2	51.3	53.7	47.9	48.7
Common dividend payout ratio – As-Reported (O/M)	46	40	52	48	40
Common dividend payout ratio – Operational (O/N)	45	46	49	50	38
(ratio)
Price to earnings ratio – As-Reported (P/M)	21.34	17.24	16.39	17.18	14.25
Price to earnings ratio – Operational (P/N)	20.75	19.56	15.61	17.77	13.45

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q06-4Q07

($ millions)	1Q06(a)	2Q06(a)	3Q06(a)	4Q06(a)	1Q07	2Q07	3Q07	4Q07
For the quarter:
As-Reported earnings (A)	193.6	281.8	388.9	268.3	212.2	267.6	461.2	193.9
Less special items (B)	3.4	23.8	6.3	101.4	—	—	—	(32)
Operational earnings (A-B)	190.2	258.0	382.6	166.9	212.2	267.6	461.2	225.9
As-Reported earnings trailing 12 months (C)	920	916	955	1,133	1,151	1,137	1,209	1,135
Preferred dividends	27	28	29	28	28	26	25	25
Tax-effected interest expense	304	316	324	339	352	365	392	392
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	1,251	1,260	1,308	1,499	1,531	1,528	1,626	1,552
Special items in prior quarters	(43)	(37)	(6)	33	132	108	101	—
Special items 1Q06 through 4Q07
Utility/Parent/Other
ENOI results	6	11	7	(20)	—	—	—	—
Entergy-Koch, LP gain	—	—	—	55	—	—	—	—
Retail business impairment reserve	—	—	—	—	—	—	—	—
Retail business discontinued operations	(2)	13	(1)	(10)	—	—	—	—
Restructuring-Entergy-Koch, LP distribution	—	—	—	104	—	—	—	—
Energy Commodity Services
Non-Nuclear Wholesale Assets write-off of tax capital losses	—	—	—	(28)	—	—	—	—
Nuclear Fleet Alignment	—	—	—	—	—	—	—	(32)
Total special items (E)	(40)	(13)	—	135	132	108	101	(32)
Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	1,291	1,273	1,308	1,364	1,399	1,420	1,525	1,584
Operational earnings, trailing 12 months (C-E)	960	929	955	998	1,020	1,029	1,108	1,167
Average invested capital (F)	17,140	17,283	17,514	17,688	18,227	18,652	18,866	18,721
Average common equity (G)	8,026	8,080	8,208	7,970	7,939	7,998	8,264	8,030
Operating revenues, trailing 12 months (H)	10,564	10,747	11,104	10,932	11,295	11,371	11,311	11,484
Gross debt (I)	9,329	9,402	9,054	9,356	10,100	10,936	11,194	11,123
Less cash and cash equivalents (J)	752	729	745	1,016	1,100	1,320	1,467	1,273
Net debt (I-J)	8,576	8,673	8,309	8,340	9,000	9,616	9,728	9,850
Total capitalization (K)	17,888	17,956	17,957	17,899	18,304	19,088	19,529	19,297
Less cash and cash equivalents (L)	752	729	745	1,016	1,100	1,320	1,467	1,273
Net capital (K-L)	17,135	17,227	17,212	16,883	17,204	17,767	18,062	18,024
Off-balance sheet liabilities (M)	732	671	668	665	668	664	662	658
Revolver capacity (N)	2,718	2,710	3,095	2,770	2,170	1,650	1,804	1,730
Gross liquidity (J+N)	3,470	3,439	3,840	3,786	3,270	2,970	3,271	3,003
(%)
Return on average invested capital – As-Reported (D/F)	7.3	7.3	7.5	8.5	8.4	8.2	8.6	8.3
Return on average invested capital – Operational ((D-E)/F)	7.5	7.4	7.5	7.7	7.7	7.6	8.1	8.5
Return on average common equity – As-Reported (C/G)	11.5	11.3	11.6	14.2	14.5	14.2	14.6	14.1
Return on average common equity – Operational ((C-E)/G)	12.0	11.5	11.6	12.5	12.8	12.9	13.4	14.5
Net margin – As-Reported (C/H)	8.7	8.5	8.6	10.4	10.2	10.0	10.7	9.9
Net margin – Operational ((C-E)/H)	9.1	8.6	8.6	9.1	9.0	9.1	9.8	10.2
Debt to capital ratio (I/K)	52.1	52.4	50.4	52.3	55.2	57.3	57.3	57.6
Net debt to net capital ratio ((I-J)/(K-L))	50.0	50.4	48.3	49.4	52.3	54.1	53.9	54.7
Net debt to net capital including off-balance sheet liabilities ((I-J+M)/(K-L+M))	52.1	52.2	50.2	51.3	54.1	55.8	55.5	56.2

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2003-2007

($ millions)	2007	2006(a)	2005(a)	2004	2003
As-Reported earnings (A)	682.7	691.2	659.8	643.4	469.1
Preferred dividends	21.7	24.4	22.0	23.3	23.5
Tax-effected interest expense	259.8	246.8	224.0	235.9	258.1
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	964.2	962.3	905.8	902.6	750.7
Utility special items
Nuclear alignment	(13.7)	—	—	—	—
ENOI results	—	4.1	—	—	—
River Bend loss provision	—	—	—	—	(65.6)
SFAS 143 implementation	—	—	—	—	(21.3)
Voluntary severance plan	—	—	—	—	(70.1)
Total special items (C)	(13.7)	4.1	—	—	(157.0)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	977.9	958.2	905.8	902.6	907.7
Operational earnings (A-C)	696.4	687.1	659.8	643.4	626.1
Average invested capital (D)	13,903	13,254	12,738	12,514	12,796
Average common equity (E)	6,440	6,132	5,786	5,539	5,422
Gross debt (G)	7,249	6,786	6,990	6,394	6,851
Less cash and cash equivalents (H)	801	564	301	586	401
Net debt (G-H)	6,448	6,222	6,689	5,808	6,450
Total capitalization (I)	14,088	13,266	13,502	12,375	12,653
Less cash and cash equivalents (J)	801	564	301	586	401
Net capitalization (I-J)	13,287	12,702	13,201	11,789	12,252
(%)
Return on average invested capital – As-Reported (B/D)	6.9	7.2	7.1	7.2	5.9
Return on average invested capital – Operational ((B-C)/D)	7.0	7.2	7.1	7.2	7.1
Return on average common equity – As-Reported (A/E)	10.6	11.3	11.4	11.6	8.7
Return on average common equity – Operational ((A-C)/E)	10.8	11.2	11.4	11.6	11.5
Debt to capital ratio (G/I)	51.5	51.3	51.8	51.7	54.1
Net debt to net capital ratio ((G-H)/(I-J))	48.5	49.1	50.7	49.3	52.6

(a)	2006 and 2005 reflect deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 1Q06-4Q07

($ millions)	1Q06(a)	2Q06(a)	3Q06(a)	4Q06(a)	1Q07	2Q07	3Q07	4Q07
As-Reported earnings (A)	119.8	199.6	290.0	81.8	104.4	148.2	333.1	97.0
Less special items (B)	5.6	10.6	7.3	(19.6)	—	—	—	(13.7)
Operational earnings (A-B)	114.1	188.9	282.7	101.4	104.4	148.2	333.1	110.7
As-Reported earnings-trailing 12 months (C)	689.0	676.9	668.1	691.2	675.9	624.4	667.5	682.7
Preferred dividends	23.7	25.0	25.4	24.4	23.8	22.2	21.6	21.7
Tax-effected interest expense	226.0	232.3	229.2	246.8	259.2	261.6	274.2	259.8
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	938.7	934.2	922.7	962.3	958.9	908.2	963.3	964.2
Special items in prior quarters	(4.7)	(7.2)	(2.9)	23.7	(1.6)	(12.3)	(19.6)	—
Special items 1Q06 through 4Q07	5.6	10.7	7.3	(19.6)	—	—	—	(13.7)
Total special items (E)	0.9	3.5	4.4	4.1	(1.6)	(12.3)	(19.6)	(13.7)
Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	937.8	930.7	918.3	958.2	960.5	920.5	982.9	977.9
Operational earnings, trailing 12 months (C-E)	688.1	673.4	663.7	687.1	677.5	636.7	687.1	696.4
Average invested capital (F)	12,723	12,782	12,946	13,254	13,711	13,869	14,004	13,903
Average common equity (G)	5,833	5,906	6,023	6,132	6,334	6,406	6,502	6,440
Gross debt (H)	6,749	6,793	6,763	6,786	6,920	7,224	7,347	7,249
Less cash and cash equivalents (I)	354	278	276	564	613	926	928	801
Net debt (H-I)	6,396	6,514	6,488	6,222	6,307	6,298	6,418	6,448
Total capitalization (J)	13,399	13,311	13,356	13,266	13,605	13,999	14,231	14,088
Less cash and cash equivalents (K)	354	278	276	564	613	926	928	801
Net capital (J-K)	13,046	13,033	13,080	12,702	12,993	13,073	13,303	13,287
(%)
Return on average invested capital – As-Reported (D/F)	7.4	7.3	7.1	7.2	7.0	6.5	6.9	6.9
Return on average invested capital – Operational ((D-E)/F)	7.4	7.3	7.1	7.2	7.0	6.6	7.0	7.0
Return on average common equity – As-Reported (C/G)	11.8	11.5	11.1	11.3	10.7	9.7	10.3	10.6
Return on average common equity – Operational ((C-E)/G)	11.8	11.4	11.0	11.2	10.7	9.9	10.6	10.8
Debt to capital ratio (H/J)	50.4	51.0	50.6	51.3	50.9	51.6	51.6	51.5
Net debt to net capital ratio ((H-I)/(J-K))	49.0	50.0	49.6	49.1	48.5	48.2	48.2	48.5

(a)	2006 reflects deconsolidation of Entergy New Orleans, Inc.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2003-2007

($ millions)	2007	2006	2005	2004	2003
As-Reported earnings (A)	132.2	165.6	166.9	134.4	118.2
Preferred dividends	6.9	7.6	7.8	7.8	7.8
Tax-effected interest expense	53.4	50.8	47.1	48.1	51.4
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	192.5	224.0	221.8	190.3	177.4
Special items
Nuclear alignment	(5.9)	—	—	—	—
Voluntary severance plan	—	—	—	—	(28.4)
Total special items (C)	(5.9)	—	—	—	(28.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	198.4	224.0	221.8	190.3	205.8
Operational earnings (A-C)	138.1	165.6	166.9	134.4	146.6
Average invested capital (D)	2,965	2,967	2,920	2,877	2,883
Average common equity (E)	1,409	1,432	1,378	1,303	1,254
Gross debt (F)	1,442	1,436	1,400	1,450	1,465
Less cash and cash equivalents (G)	0.2	35	9	90	9
Net debt (F-G)	1,441	1,401	1,391	1,360	1,456
Total capitalization (H)	2,942	2,987	2,946	2,894	2,860
Less cash and cash equivalents (I)	0.2	35	9	90	9
Net capitalization (H-I)	2,942	2,952	2,937	2,804	2,851
(%)
Return on average invested capital – As-Reported (B/D)	6.5	7.6	7.6	6.6	6.2
Return on average invested capital – Operational ((B-C)/D)	6.7	7.6	7.6	6.6	7.1
Return on average common equity – As-Reported (A/E)	9.4	11.6	12.1	10.3	9.4
Return on average common equity – Operational ((A-C)/E)	9.8	11.6	12.1	10.3	11.7
Debt to capital ratio (F/H)	49.0	48.1	47.5	50.1	51.2
Net debt to net capital ratio ((F-G)/(H-I))	49.0	47.5	47.4	48.5	51.1

ENTERGY GULF STATES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2003-2007

	ETI		EGSL
($ millions)	2007		2007		2006	2005	2004	2003
As-Reported earnings (A)	58.9		129.9	(a)	208.0	202.3	187.8	37.9
Preferred dividends	—		4.0	(a)	4.0	4.2	4.5	4.7
Tax-effected interest expense	51.2		81.8	(a)	88.0	71.2	76.3	88.7
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	110.1		215.7		300.0	277.7	268.6	131.3
Special items
Nuclear alignment	—		(3.6)		—	—	—	—
River Bend loss provision	—		—		—	—	—	(65.6)
SFAS 143 implementation	—		—		—	—	—	(21.3)
Voluntary severance plan	—		—		—	—	—	(15.5)
Total special items (C)	—		(3.6)		—	—	—	(102.4)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	110.1		219.3		300.0	277.7	268.6	233.7
Operational earnings (A-C)	58.9		133.5		208.0	202.3	187.8	140.3
Average invested capital (D)	2,245		3,186		4,699	4,304	4,046	4,190
Average common equity (E)	996		1,254	(b)	2,217	2,005	1,740	1,710
Gross debt (F)	1,083	(b)	1,690	(b)	2,442	2,426	2,078	2,439
Less cash and cash equivalents (G)	297		108		180	25	7	206
Net debt (F-G)	786		1,582		2,262	2,401	2,071	2,233
Total capitalization (H)	2,087	(b)	2,990	(b)	4,695	4,697	3,911	4,182
Less cash and cash equivalents (I)	297		108		180	25	7	206
Net capitalization (H-I)	1,790		2,882		4,515	4,672	3,904	3,976
(%)
Return on average invested capital – As-Reported (B/D)	4.9		6.8		6.4	6.5	6.6	3.1
Return on average invested capital – Operational ((B-C)/D)	4.9		6.9		6.4	6.5	6.6	5.6
Return on average common equity – As-Reported (A/E)	5.9		10.4		9.4	10.1	10.8	2.2
Return on average common equity – Operational ((A-C)/E)	7.0	(b)	10.6		9.4	10.1	10.8	8.2
Debt to capital ratio (F/H)	51.9	(b)	56.5	(b)	52.0	51.7	53.1	58.3
Net debt to net capital ratio ((F-G)/(H-I))	43.9		54.9		50.1	51.4	53.0	56.2

(a)	See page 63 for the Pro Forma EGSL Income Statement.
(b)	See page 69 for Pro Forma calculations.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

EGSL PRO FORMA AVERAGE COMMON EQUITY

2007

	(D)	(E)	(D-E)
($ millions)	EGSI 2006 Per 10-K	Adjustments	EGSL 2006 Pro Forma
Shareholders Equity:
Preferred membership interests without sinking fund (A)	47	(1)	48
Members’ equity	2,225	988	1,238
Accumulated other comprehensive loss	(20)	—	(20)
Total Equity (B)	2,253	987	1,266

2006 Pro Forma Total Common Equity (B-A)			1,218
2007 Total Common Equity (C)			1,290
2007 Average Common Equity ((C)+(B-A))/2			1,254

ETI PRO FORMA AVERAGE COMMON EQUITY AND RETURN ON AVERAGE COMMON EQUITY

2007

($ millions)	ETI
As-Reported Earnings (A)	58.9
Total Special Items (B)	—
Operational Earnings (A-B)	58.9

Average Common Equity (C)	996.1
Less Equity Infusion from Parent	150.0
Adjusted Average Common Equity (D)	846.1

ROE – As-Reported (A/C)	5.9%
ROE – Operational ((A-B)/D)	7.0%

EGSL/ETI PRO FORMA DEBT TO CAPITAL RATIO

2007

($ millions)	ETI	EGSL
Currently maturing long-term debt	309	675
Obligations under capital leases – current	—	29
Obligations under capital leases – non-current	—	82
Long-term debt	1,104	1,674
Total debt before adjustments (A)	1,413	2,460
Less debt assumption by ETI (EGSL) (B)	—	770
Less securitized debt (ETI) (C)	330	—
Adjusted total debt (A-B-C)	1,083	1,690

Shareholders’ equity (D)	1,004	1,290
Preferred membership interests without sinking fund (E)	—	10
Adjusted total capital (A-B-C)+(D+E)	2,087	2,990
Pro Forma Debt/Capital Ratio (A-B-C)/((A-B-C)+(D+E))	51.9%	56.5%

EGSL PRO FORMA CASH FLOW INTEREST COVERAGE

2007

($ thousands)	(A) EGSL(a) Per 2007 10-K	(B) ETI Per Form 10		(A-B) EGSL Pro Forma
Net Income	192,779	58,921		133,858
Adjustments to reconcile net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	363	(363)		726
Other regulatory charges (credits) – net	29,923	16,808		13,115
Depreciation, amortization, and decommissioning	220,376	68,345		152,031
Deferred income taxes, investment tax credits, and non-current taxes accrued	98,734	218,873		(120,139)
Changes in working capital:
Receivables	(261,538)	(230,481)		(31,057)
Fuel inventory	(18,377)	(10,939)		(7,438)
Accounts payable	38,685	(1,328)		40,013
Taxes accrued	(27,781)	4,936		(32,717)
Interest accrued	22,963	10,030		12,933
Deferred fuel costs	35,363	21,619		13,744
Other working capital accounts	197,802	86,598		111,204
Provision for estimated losses and reserves	(91,241)	(568)		(90,673)
Changes in other regulatory assets	116,317	(21,038)		137,355
Other	6,372	(45,422)		51,794
Net Cash Flow from Operating Activities	560,740	175,991		384,749
EGSL Pro Forma Net Cash Flow from Operating Activities		(C	)	384,749
Cash Paid During Period for Interest – net of amount capitalized		(D	)	131,280
Operating Cash Flow before Interest Payments		(C+D	)	516,029
Interest and Other Charges		(E	)	132,869 (b)
Pro Forma Cash Flow Interest Coverage		((C+D	)/E)	3.9

(a)	Entergy Gulf States Louisiana, L.L.C. (EGSL) is the successor for financial reporting purposes to Entergy Gulf States, Inc. EGSL’s Cash Flow Statement for the year ended 2007 includes the operations of Entergy Texas, Inc.
(b)	See page 63 for the Pro Forma Income Statement.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2003-2007

($ millions)	2007	2006	2005	2004	2003
As-Reported earnings (A)	136.4	130.7	128.1	127.5	146.1
Preferred dividends	7.0	7.0	—	—	—
Tax-effected interest expense	48.2	50.5	48.6	42.7	43.9
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	191.5	188.2	176.6	170.2	190.0
Special items
Nuclear alignment	(2.2)	—	—	—	—
Voluntary severance plan	—	—	—	—	(12.6)
Total special items (C)	(2.2)	—	—	—	(12.6)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	193.7	188.2	176.6	170.2	202.6
Operational earnings (A-C)	138.6	130.7	128.1	127.5	158.7
Average invested capital (D)	2,697	2,562	2,263	2,020	2,130
Average members’ equity (E)	1,386	1,212	1,069	1,027	1,021
Gross debt (F)	1,192	1,230	1,271	1,017	968
Less cash and cash equivalents (G)	0.3	3	105	146	9
Net debt (F-G)	1,192	1,227	1,166	871	959
Total capitalization (H)	2,746	2,648	2,476	2,050	1,989
Less cash and cash equivalents (I)	0.3	3	105	146	9
Net capitalization (H-I)	2,745	2,645	2,371	1,904	1,980
(%)
Return on average invested capital – As-Reported (B/D)	7.1	7.3	7.8	8.4	8.9
Return on average invested capital – Operational ((B-C)/D)	7.2	7.3	7.8	8.4	9.5
Return on average members’ equity – As-Reported (A/E)	9.8	10.8	12.0	12.4	14.3
Return on average members’ equity – Operational ((A-C)/E)	10.0	10.8	12.0	12.4	15.5
Debt to capital ratio (F/H)	43.4	46.4	51.3	49.6	48.6
Net debt to net capital ratio ((F-G)/(H-I))	43.4	46.4	49.2	45.8	48.4

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2003-2007

($ millions)	2007	2006	2005	2004	2003
As-Reported earnings (A)	69.3	49.5	58.8	70.1	63.7
Preferred dividends	2.8	2.8	3.3	3.4	3.4
Tax-effected interest expense	27.4	29.9	25.3	25.6	26.8
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	99.5	82.2	87.4	99.1	93.9
Special items
Voluntary severance plan	—	—	—	—	(4.5)
Total special items (C)	—	—	—	—	(4.5)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	99.5	82.2	87.4	99.1	98.4
Operational earnings (A-C)	69.3	49.5	58.8	70.1	68.2
Average invested capital (D)	1,437	1,391	1,301	1,289	1,296
Average common equity (E)	637	595	555	526	498
Gross debt (F)	704	795	695	695	730
Less cash and cash equivalents (G)	41	73	5	80	64
Net debt (F-G)	664	722	690	615	666
Total capitalization (H)	1,411	1,463	1,319	1,283	1,295
Less cash and cash equivalents (I)	41	73	5	80	64
Net capitalization (H-I)	1,371	1,390	1,314	1,203	1,231
(%)
Return on average invested capital – As-Reported (B/D)	6.9	5.9	6.7	7.7	7.2
Return on average invested capital – Operational ((B-C)/D)	6.9	5.9	6.7	7.7	7.6
Return on average common equity – As-Reported (A/E)	10.9	8.3	10.6	13.3	12.8
Return on average common equity – Operational ((A-C)/E)	10.9	8.3	10.6	13.3	13.7
Debt to capital ratio (F/H)	49.9	54.3	52.7	54.2	56.4
Net debt to net capital ratio ((F-G)/(H-I))	48.4	51.9	52.6	51.1	54.1

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2003-2007

($ millions)	2007	2006	2005	2004	2003
As-Reported earnings (A)	23.5	4.1	0.8	27.1	6.9
Preferred dividends	1.1	1.3	0.5	1.0	1.0
Tax-effected interest expense	12.4	10.4	6.7	9.5	9.6
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	37.0	15.8	8.0	37.6	17.5
Special items
Voluntary severance plan	—	—	—	—	(3.0)
Total special items (C)	—	—	—	—	(3.0)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	37.0	15.8	8.0	37.6	20.5
Operational earnings (A-C)	23.5	4.1	0.8	27.1	9.9
Average invested capital (D)	478	480	454	393	380
Average common equity (E)	166	152	152	144	131
Gross debt (F)	304	282	335	230	229
Less cash and cash equivalents (G)	92	17	48	8	5
Net debt (F-G)	212	265	287	222	224
Total capitalization (H)	501	456	505	404	382
Less cash and cash equivalents (I)	92	17	48	8	5
Net capitalization (H-I)	409	438	457	396	377
(%)
Return on average invested capital – As-Reported (B/D)	7.7	3.3	1.8	9.6	4.6
Return on average invested capital – Operational ((B-C)/D)	7.7	3.3	1.8	9.6	5.4
Return on average common equity – As-Reported (A/E)	14.2	2.7	0.5	18.9	5.3
Return on average common equity – Operational ((A-C)/E)	14.2	2.7	0.5	18.9	7.6
Debt to capital ratio (F/H)	60.6	61.9	66.4	56.9	60.1
Net debt to net capital ratio ((F-G)/(H-I))	51.8	60.4	62.8	56.0	59.6

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES 2003-2007

($ millions)	2007	2006	2005	2004	2003
As-Reported earnings (A)	136.1	140.3	111.6	105.9	106.0
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	34.5	36.5	36.9	36.0	39.5
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	170.6	176.8	148.5	141.9	145.5
Special items
Nuclear alignment	(1.9)	—	—	—	—
Voluntary severance plan	—	—	—	—	(6.1)
Total special items (C)	(1.9)	—	—	—	(6.1)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	172.5	176.8	148.5	141.9	151.6
Operational earnings (A-C)	138.0	140.3	111.6	105.9	112.1
Average invested capital (D)	1,740	1,782	1,831	1,832	1,850
Average common equity (E)	860	876	894	894	893
Gross debt (F)	882	879	934	940	936
Less cash and cash equivalents (G)	105	135	76	216	53
Net debt (F-G)	777	744	858	724	883
Total capitalization (H)	1,744	1,736	1,827	1,835	1,829
Less cash and cash equivalents (I)	105	135	76	216	53
Net capitalization (H-I)	1,639	1,601	1,751	1,619	1,776
(%)
Return on average invested capital – As-Reported (B/D)	9.8	9.9	8.1	7.7	7.9
Return on average invested capital – Operational ((B-C)/D)	9.9	9.9	8.1	7.7	8.2
Return on average common equity – As-Reported (A/E)	15.8	16.0	12.5	11.9	11.9
Return on average common equity – Operational ((A-C)/E)	16.0	16.0	12.5	11.9	12.6
Debt to capital ratio (F/H)	50.6	50.6	51.1	51.2	51.2
Net debt to net capital ratio ((F-G)/(H-I))	47.4	46.4	49.0	44.7	49.7

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2003-2007

($ millions)	2007	2006	2005	2004	2003
As-Reported earnings (A)	539.2	309.5	282.6	245.0	300.8
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	21.4	29.2	31.3	33.0	21.2
As-Reported earnings including preferred dividends and tax-effected interest expense (B)	560.6	338.7	313.9	278.0	322.0
Special items
Nuclear alignment	(18.4)	—	—	—	—
SFAS 143 implementation	—	—	—	—	154.4
Voluntary severance plan	—	—	—	—	(51.8)
Total special items (C)	(18.4)	—	—	—	102.6
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	579.0	338.7	313.9	278.0	219.4
Operational earnings (A-C)	557.6	309.5	282.6	245.0	198.2
Average invested capital (D)	3,498	2,893	2,717	2,752	2,526
Average common equity (E)	3,092	2,413	2,083	2,000	1,654
Gross debt (F)	364	448	512	757	747
Less cash and cash equivalents (G)	429	384	212	140	149
Net debt (F-G)	(65)	64	300	617	598
Total capitalization (H)	3,837	3,159	2,626	2,808	2,696
Less cash and cash equivalents (I)	429	384	212	140	149
Net capitalization (H-I)	3,408	2,775	2,414	2,668	2,547
(%)
Return on average invested capital – As-Reported (B/D)	16.0	11.7	11.6	10.1	12.8
Return on average invested capital – Operational ((B-C)/D)	16.6	11.7	11.6	10.1	8.6
Return on average common equity – As-Reported (A/E)	17.4	14.0	13.6	12.3	18.2
Return on average common equity – Operational ((A-C)/E)	18.0	14.0	13.6	12.3	11.9
Debt to capital ratio (F/H)	9.7	14.2	19.5	27.0	27.7
Net debt to net capital ratio ((F-G)/(H-I))	(1.9)	2.3	12.4	23.1	23.5

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY NUCLEAR FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q06-4Q07

($ millions)	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07
For the quarter:
As-Reported earnings (A)	81.5	63.4	106.9	57.7	128.2	108.7	160.9	141.4
Less special items (B)	—	—	—	—	—	—	—	(18.4)
Operational earnings (A-B)	81.5	63.4	106.9	57.7	128.2	108.7	160.9	159.8
As-Reported earnings, trailing 12 months (C)	286.2	291.3	328.9	309.5	356.2	401.5	455.5	539.2
Preferred dividends	—	—	—	—	—	—	—	—
Tax-effected interest expense	31.1	29.3	30.8	29.3	26.0	23.8	22.0	21.4
As-Reported earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D)	317.3	320.6	359.7	338.8	382.2	425.3	477.5	560.6
Special items in prior quarters	—	—	—	—	—	—	—	—
Special items 1Q06 through 4Q07	—	—	—	—	—	—	—	(18.4)
Total special items (E)	—	—	—	—	—	—	—	(18.4)
Operational earnings, trailing 12 months including preferred dividends and tax-effected interest expense (D-E)	317.3	320.6	359.7	338.8	382.2	425.3	477.5	579.0
Operational earnings, trailing 12 months (C-E)	286.2	291.3	328.9	309.5	356.2	401.5	455.5	557.6
Average invested capital (F)	2,927	2,987	2,972	2,893	3,053	3,319	3,472	3,498
Average common equity (G)	2,260	2,313	2,364	2,413	2,625	2,874	3,058	3,092
Gross debt (H)	572	581	524	448	364	456	418	364
Less cash and cash equivalents (I)	311	382	418	384	433	344	493	429
Net debt (H-I)	261	199	106	64	(69)	112	(75)	(65)
Total capitalization (J)	2,965	3,045	3,146	3,159	3,222	3,740	3,913	3,837
Less cash and cash equivalents (K)	311	382	418	384	433	344	493	429
Net capital (J-K)	2,655	2,663	2,728	2,775	2,788	3,396	3,420	3,408
(%)
Return on average invested capital – As-Reported (D/F)	10.8	10.7	12.1	11.7	12.4	12.5	13.5	16.0
Return on average invested capital – Operational ((D-E)/F)	10.8	10.7	12.1	11.7	12.4	12.5	13.5	16.6
Return on average common equity – As-Reported (C/G)	14.0	13.9	15.2	14.0	13.6	14.0	14.9	17.4
Return on average common equity – Operational ((C-E)/G)	14.0	13.9	15.2	14.0	13.6	14.0	14.9	18.0
Debt to capital ratio (H/J)	19.3	19.1	16.7	14.2	11.3	12.2	10.7	9.7
Net debt to net capital ratio ((H-I)/(J-K))	9.9	7.5	3.9	2.3	(2.5)	3.3	(2.2)	(1.9)
Calculations may differ due to rounding.

INVESTOR INFORMATION

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate Web site at entergy.com or calling Entergy Shareholder Direct at 1.888.ENTERGY (368.3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Michele Lopiccolo

Vice President, Investor Relations

Telephone: 504.576.4879

E–mail: mlopicc@entergy.com

SHAREHOLDER ACCOUNT INFORMATION

Mellon Investor Services, LLC is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks or notifications of change of address should contact:

Mellon Investor Services

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1.800.333.4368

Internet address: www.bnymellon.com/shareowner/isd

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically be selecting the investor information page on Entergy’s corporate Web site at entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1.888.ENTERGY or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York and Chicago exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, Philadelphia Utility Index and the NYSE Composite Index, among others.

In May 2007, Entergy’s Chief Executive Officer certified to the New York Stock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of 2002, as exhibits to its Report on Form 10-K for the fiscal year ended December 31, 2007.

At year-end 2007 there were 193,120,240 shares of Entergy common stock outstanding. Shareholders of record totaled 44,568, and approximately 84,000 investors held Entergy stock in “street name” through a broker.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2007 and 2006 were as follows (in dollars):

	2007		2006
Quarter	High	Low	High	Low
1	106.13	89.60	72.97	67.97
2	120.47	104.00	72.97	66.78
3	111.95	91.94	80.00	70.80
4	125.00	108.21	94.03	78.38

DIVIDEND PAYMENTS

The Board of Directors declares dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2008 are:

Declaration Date	Record Date	Payment Date
January 25	February 8	March 3
April 7	May 9	June 2
July 25	August 8	September 2
October 31	November 12	December 1

Quarterly dividend payments (in cents-per-share):

Quarter	2008	2007	2006	2005	2004
1	75	54	54	54	45
2	75	54	54	54	45
3		75	54	54	45
4		75	54	54	54

PREFERRED STOCK DIVIDEND PAYMENTS

The board of directors for each preferred stock issuer declares preferred dividends quarterly and sets the record and payment dates. Subject to their discretion, those dates for 2008 are:

Operating Companies	Record Date	Payment Date
Entergy Arkansas, Inc.	3/25/08	4/1/08
	6/9/08	7/1/08
	9/8/08	10/1/08
	12/8/08	1/2/09
Entergy Gulf States Louisiana, L.L.C.	3/3/08	3/17/08
	5/19/08	6/16/08
	8/18/08	9/15/08
	11/17/08	12/15/08
Entergy Louisiana, LLC	3/3/08	3/17/08
	5/19/08	6/16/08
	8/18/08	9/15/08
	11/17/08	12/15/08
Entergy Mississippi, Inc.	2/21/08	2/1/08
	4/14/08	5/1/08
	7/7/08	8/1/08
	10/6/08	11/3/08
Entergy New Orleans, Inc.	3/25/08	4/1/08
	6/9/08	7/1/08
	9/8/08	10/1/08
	12/8/08	1/2/09

Entergy Corporation

Post Office Box 61000

New Orleans, LA 70161

entergy.com